UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Core Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 05/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2023

2023 Annual Report

BlackRock FundsSM

•	BlackRock Advantage International Fund

•	BlackRock Advantage Large Cap Growth Fund

•	BlackRock Advantage Small Cap Core Fund

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund

•	BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.33%	2.92%
U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)
International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06
Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund outperformed its benchmark, the MSCI EAFE® Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

Stock selection sentiment-based measures provided persistent gains during the period. These faster moving insights were able to correctly capture the emerging and evolving market trends. In particular, insights evaluating informed investor sentiment proved additive within industrial companies. Additionally, insights capturing both management and analyst views drove gains as the market’s focus shifted towards growth and the outlook for earnings. These, alongside other consumer sentiment measures, helped position the Fund around the China consumer reopening theme by motivating a successful overweight to luxury names.

Elsewhere, defensive positioning was rewarded later in the period. Fundamental quality insights evaluating accruals as a measure of company overspending drove gains, most notably through overweights to healthcare and defense stocks.

On the downside, select fundamental valuation measures were challenged during the period, given the rapidly shifting market style preferences. Traditional metrics evaluating sales, research expenditures, and other financial statement metrics all detracted from performance. Measures that look toward informed investor positioning and avoid highly shorted stocks detracted as well amid the market volatility. Broader macro positioning also detracted from performance, most notably an overweight to Italian equities and an underweight to the financials sector.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identifies organizations at risk for emerging labor disputes.

Given the dynamism of the current environment, the Fund built upon its alternative data capabilities and instituted enhanced signal constructs to best identify emerging trends, such as sentiment around supply chain disruptions and wage inflation. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

At period-end, the Fund’s positioning with respect to sector allocation was essentially neutral relative to the MSCI EAFE® Index. The Fund had slight overweights to the industrials and consumer staples sectors and slight underweights to the financials and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage International Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.10%	N/A	3.35%	N/A	5.31%	N/A
Investor A	4.82	(0.69)%	3.09	1.98%	5.04	4.48%
Investor C	4.04	3.04	2.32	2.32	4.38	4.38
Class K	5.16	N/A	3.39	N/A	5.34	N/A
Class R	4.54	N/A	2.82	N/A	4.71	N/A
MSCI EAFE® Index	3.06	N/A	3.21	N/A	4.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,063.30	$2.57		$1,000.00	$1,022.44	$2.52		0.50%
Investor A	1,000.00	1,062.00	3.86		1,000.00	1,021.19	3.78		0.75
Investor C	1,000.00	1,057.80	7.70		1,000.00	1,017.45	7.54		1.50
Class K	1,000.00	1,063.60	2.32		1,000.00	1,022.69	2.27		0.45
Class R	1,000.00	1,060.50	5.14		1,000.00	1,019.95	5.04		1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Nestlé SA, Registered Shares	3.0%
ASML Holding NV	2.7
Novartis AG, Registered Shares	2.2
Novo Nordisk A/S, Class B	2.0
SAP SE	1.8
Shell PLC	1.7
Siemens AG, Registered Shares	1.7
BHP Group Ltd.	1.6
LVMH Moet Hennessy Louis Vuitton SE	1.6
AstraZeneca PLC	1.4

(a)	Excludes short-term securities.

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	20.0%
France	11.5
United Kingdom	10.2
Switzerland	10.1
Germany	9.8
Australia	8.6
Netherlands	7.1
United States	3.5
Spain	3.0
Denmark	2.8
Sweden	2.6
Hong Kong	2.2
Italy	2.0
Norway	1.6
Belgium	1.5
Singapore	1.0
Luxembourg	1.0
Other (each representing less than 1%)	1.4
Other Assets Less Liabilities	0.1

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

The Fund’s macro-related insights struggled as performance leadership oscillated between defensive and growth stocks during the period. Insights that identify industries likely to benefit from central bank policy normalization performed poorly. Specifically, these insights motivated positioning within information technology and industrial companies that ran against the broader investor shift to pro-growth exposures during the third quarter of 2022. Later, industry insights motivated positioning that ultimately ran against the market’s “peak inflation” narrative during the fourth quarter of 2022. Inflation data ultimately moved the Fund to a “higher for longer” posture with respect to interest rates in March 2023 which constrained performance as bond yields plummeted in anticipation of a more dovish Fed in the wake of the banking crisis.

Elsewhere, non-traditional quality measures, such as those looking at employee benefits, detracted as they ran against the market’s style preferences for the period.

On the positive side, certain sentiment and fundamental valuation measures provided ballast to the Fund’s performance. An insight capturing bond market sentiment and analyzing company credit data proved additive as it correctly positioned the portfolio during a period of high volatility in interest rate markets. Earlier in the period, valuation measures were aligned with the market’s cyclical tone, most notably measures evaluating levels of research spending and revenue.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology and industrials sectors and slight underweight positions in the financials and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Growth Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.62%	N/A	11.26%	N/A	11.09%	N/A
Investor A	5.28	(0.24)%	10.98	9.79%	10.77	10.18%
Investor C	4.50	3.50	10.15	10.15	10.10	10.10
Class K	5.63	N/A	11.31	N/A	10.95	N/A
Class R	5.03	N/A	10.70	N/A	10.45	N/A
Russell 1000® Growth Index	9.55	N/A	13.84	N/A	14.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,089.80	$3.20		$1,000.00	$1,021.87	$3.07		0.61%
Investor A	1,000.00	1,087.90	4.53		1,000.00	1,020.59	4.38		0.87
Investor C	1,000.00	1,083.80	8.42		1,000.00	1,016.85	8.15		1.62
Class K	1,000.00	1,090.00	2.97		1,000.00	1,022.09	2.87		0.57
Class R	1,000.00	1,087.00	5.83		1,000.00	1,019.35	5.64		1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Apple Inc.	11.2%
Microsoft Corp.	10.7
NVIDIA Corp.	5.6
Amazon.com, Inc.	4.9
Alphabet, Inc., Class C, NVS	2.7
UnitedHealth Group, Inc.	2.4
Alphabet, Inc., Class A	2.2
PepsiCo, Inc.	2.2
Tesla, Inc.	1.9
Adobe, Inc.	1.9

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	44.8%
Consumer Discretionary	14.2
Health Care	11.6
Industrials	8.8
Communication Services	6.9
Consumer Staples	6.3
Financials	4.7
Materials	1.2
Other (each representing less than 1%)	0.6
Short-Term Securities	1.9
Liabilities in Excess of Other Assets	(1.0)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2023	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed the benchmark Russell 2000® Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

The Fund’s non-traditional quality measures, which tend to have a growth orientation, weighed most heavily on performance for the period. These included a measure evaluating corporate culture which struggled within biotechnology companies, especially during the final months of the period. In addition, a measure evaluating company benefits struggled within healthcare.

Elsewhere, macro thematic measures were challenged to navigate the market’s shifting preferences between defensive and growth stocks during the period. In particular, insights that identify industries likely to benefit from central bank policy normalization weighed on performance within the information technology sector.

In the final months of the period, trending sentiment measures struggled to find their footing. These included measures that analyze informed investor positioning and company conference calls, which performed poorly across information technology and industrial companies, respectively.

Certain trend-based sentiment measures proved additive as they correctly captured the evolving economic backdrop, before becoming a source of underperformance toward period-end. Most notably strong performance was seen across insights that analyze text from market participants and measures that look at retail investor flows. Elsewhere, a notable performer was a stability insight that preferred lower-risk securities that performed well against the backdrop of elevated market volatility.

Finally, traditional valuation measures, such as those looking at sales relative to enterprise value and book value relative to stock price were additive earlier in the period as they were aligned with the cyclical tone of the market in motivating an overweight to industrial companies.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight allocations to the industrials and healthcare sectors, and slight underweights to the financials and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Small Cap Core Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(5.75)%	N/A	3.60%	N/A	8.16%	N/A
Investor A	(5.98)	(10.91)%	3.34	2.23%	7.88	7.30%
Investor C	(6.70)	(7.61)	2.56	2.56	7.24	7.24
Class K	(5.70)	N/A	3.64	N/A	8.19	N/A
Russell 2000® Index	(4.68)	N/A	2.74	N/A	7.36	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$919.30	$2.39		$1,000.00	$1,022.44	$2.52		0.50%
Investor A	1,000.00	918.00	3.59		1,000.00	1,021.19	3.78		0.75
Investor C	1,000.00	914.50	7.16		1,000.00	1,017.45	7.54		1.50
Class K	1,000.00	919.60	2.15		1,000.00	1,022.69	2.27		0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Small Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Insperity, Inc.	1.4%
EMCOR Group, Inc.	1.1
Merit Medical Systems, Inc.	0.9
Commercial Metals Co.	0.8
Sanmina Corp.	0.8
Heartland Financial U.S.A., Inc.	0.8
Franklin Electric Co., Inc.	0.8
Rush Enterprises, Inc., Class A	0.8
UFP Industries, Inc.	0.8
Hancock Whitney Corp.	0.8

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Health Care	18.8%
Industrials	17.6
Financials	13.6
Information Technology	13.4
Consumer Discretionary	11.7
Real Estate	6.0
Energy	5.7
Consumer Staples	3.6
Materials	3.1
Communication Services	2.9
Utilities	2.7
Short-Term Securities	3.8
Liabilities in Excess of Other Assets	(2.9)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

The Fund’s macro-related insights struggled as performance leadership oscillated between defensive and growth stocks during the period. Insights that identify industries likely to benefit from central bank policy normalization performed poorly. Specifically, these insights motivated positioning within information technology and industrial companies that ran against the broader investor shift to pro-growth exposures during the third quarter of 2022. Later, industry insights motivated positioning that ultimately ran against the market’s “peak inflation” narrative during the fourth quarter of 2022. Inflation data ultimately moved the Fund to a “higher for longer” posture with respect to interest rates in March 2023 which constrained performance as bond yields plummeted in anticipation of a more dovish Fed in the wake of the banking crisis.

Elsewhere, non-traditional quality measures, such as those looking at employee benefits and company news controversies, detracted as they ran against the market’s style preferences for the period. The Fund’s use of derivatives marginally detracted from performance.

On the positive side, certain sentiment and fundamental valuation measures provided ballast to the Fund’s performance. Within sentiment measures, a bond market insight proved additive as it correctly positioned the portfolio within the financials sector during a period of high volatility in interest rate markets driven by the banking crisis. Earlier in the period, contrarian quality and valuation measures were aligned with the market’s cyclical tone, most notably measures evaluating levels of external financing and research spending.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology and consumer staples sectors and slight underweight positions in the financials and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Core Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.63%	N/A	9.49%	N/A	11.05%	N/A
Investor A	0.34	(4.93)%	9.21	8.04%	10.76	10.17%
Investor C	(0.42)	(1.34)	8.39	8.39	10.06	10.06
Class K	0.63	N/A	9.53	N/A	11.07	N/A
Class R	0.14	N/A	8.94	N/A	10.47	N/A
Russell 1000® Index	2.45	N/A	10.61	N/A	11.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.00	$2.41		$1,000.00	$1,022.54	$2.42		0.48%
Investor A	1,000.00	1,015.50	3.67		1,000.00	1,021.29	3.68		0.73
Investor C	1,000.00	1,011.70	7.42		1,000.00	1,017.55	7.44		1.48
Class K	1,000.00	1,017.00	2.16		1,000.00	1,022.79	2.17		0.43
Class R	1,000.00	1,014.40	4.92		1,000.00	1,020.05	4.94		0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	7.3%
Apple Inc.	7.0
NVIDIA Corp.	3.5
Alphabet, Inc., Class A	2.6
Amazon.com, Inc.	2.4
PepsiCo, Inc.	1.8
Chevron Corp.	1.8
Walmart, Inc.	1.7
Meta Platforms, Inc., Class A	1.7
Alphabet, Inc., Class C, NVS	1.7

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	28.5%
Health Care	14.4
Financials	11.2
Consumer Discretionary	10.9
Industrials	10.5
Consumer Staples	7.9
Communication Services	7.7
Energy	3.1
Real Estate	2.2
Materials	1.4
Utilities	1.2
Short-Term Securities	0.9
Other Assets Less Liabilities	0.1

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	15

Fund Summary as of May 31, 2023	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

The Fund’s macro-related insights struggled as performance leadership oscillated between defensive and growth stocks during the period. Insights that identify industries likely to benefit from central bank policy normalization performed poorly. Specifically, these insights motivated an unsuccessful underweight to consumer discretionary, most notably hotel and leisure companies. Later, industry insights motivated positioning that ultimately ran against the market’s “peak inflation” narrative during the fourth quarter of 2022. Inflation data ultimately moved the Fund to a “higher for longer” posture with respect to interest rates in March 2023 which constrained performance as bond yields plummeted in anticipation of a more dovish Fed in the wake of the banking crisis.

Elsewhere, non-traditional quality measures which tend to have a growth orientation, such as those looking at employee benefits, detracted as they ran against the market’s style preferences for the period.

On the positive side, certain sentiment and fundamental measures provided ballast to the Fund’s performance. An insight capturing bond market sentiment and informed investor flows proved additive as it correctly positioned the portfolio during a period of high volatility in interest rate markets. Traditional fundamental measures evaluating research spending, alongside quality related insights with a preference for lower volatility names and looking at equity issuance, were also among the top performers.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology and consumer staples sectors and slight underweight positions in the materials and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Value Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(4.97)%	N/A	6.47%	N/A	8.59%	N/A
Investor A	(5.22)	(10.19)%	6.21	5.07%	8.29	7.71%
Investor C	(5.89)	(6.78)	5.42	5.42	7.64	7.64
Class K	(4.91)	N/A	6.53	N/A	8.62	N/A
Class R	(5.43)	N/A	5.94	N/A	8.01	N/A
Russell 1000® Value Index	(4.55)	N/A	6.78	N/A	8.42	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$946.00	$2.62		$1,000.00	$1,022.24	$2.72		0.54%
Investor A	1,000.00	944.50	3.83		1,000.00	1,020.99	3.98		0.79
Investor C	1,000.00	941.30	7.45		1,000.00	1,017.25	7.75		1.54
Class K	1,000.00	946.40	2.38		1,000.00	1,022.49	2.47		0.49
Class R	1,000.00	943.80	5.04		1,000.00	1,019.75	5.24		1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Value Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Chevron Corp.	2.7%
Meta Platforms, Inc., Class A	2.6
Walmart, Inc.	2.4
Berkshire Hathaway, Inc., Class B	2.1
Bristol-Myers Squibb Co.	1.8
CVS Health Corp.	1.7
Johnson & Johnson	1.6
Boston Scientific Corp.	1.6
Honeywell International, Inc.	1.6
JPMorgan Chase & Co.	1.6

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Financials	18.8%
Health Care	17.3
Industrials	12.3
Information Technology	9.1
Consumer Staples	9.0
Communication Services	7.8
Consumer Discretionary	6.9
Energy	6.5
Real Estate	4.6
Utilities	4.0
Materials	2.7
Short-Term Securities	1.1
Liabilities in Excess of Other Assets	(0.1)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s, BlackRock Advantage Large Cap Core Fund’s and BlackRock Advantage Large Cap Value Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Investor A Shares or Institutional Shares, as applicable, of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, BlackRock Advantage Large Cap Growth Fund’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	19

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.6%
Ampol Ltd.	14,616	$298,580
ANZ Group Holdings Ltd.	170,455	2,535,445
Aristocrat Leisure Ltd.	480,369	11,601,546
Bank of Queensland Ltd.	347,005	1,233,401
Beach Energy Ltd.	234,298	211,610
BHP Group Ltd.	722,349	19,765,714
Brambles Ltd.	11,195	99,954
Charter Hall Group	23,032	167,666
Cochlear Ltd.	352	55,708
Commonwealth Bank of Australia	22,631	1,422,648
CSL Ltd.	34,461	6,863,130
Flight Centre Travel Group Ltd.(a)	134,440	1,846,315
Fortescue Metals Group Ltd.	625,501	7,832,193
GPT Group	36,235	98,704
Lottery Corp. Ltd.	217,698	704,470
Macquarie Group Ltd.	107,188	11,888,950
National Australia Bank Ltd.	273,041	4,598,787
Newcrest Mining Ltd.	12,128	204,588
Rio Tinto Ltd.	48,583	3,385,460
Rio Tinto PLC	165,608	9,786,036
Rocketboots Ltd.(a)(b)	1,389	72
Santos Ltd.	119,155	564,047
Sonic Healthcare Ltd.	106,166	2,428,142
Steadfast Group Ltd.	52,925	204,027
Telstra Group Ltd.	863,838	2,449,712
Transurban Group	21,640	208,739
Westpac Banking Corp.	600,165	8,056,403
Woodside Energy Group Ltd.	85,202	1,885,268
Worley Ltd.	409,925	4,338,597

		104,735,912

Austria — 0.5%
ams-OSRAM AG(a)(b)	156,391	1,152,394
ANDRITZ AG	42,564	2,287,320
BAWAG Group AG(c)	21,926	957,257
Raiffeisen Bank International AG(a)	147,154	2,163,782

		6,560,753

Belgium — 1.5%
Anheuser-Busch InBev SA/NV	153,741	8,201,313
Elia Group SA/NV	2,757	333,660
Groupe Bruxelles Lambert NV	6,280	484,597
KBC Group NV	31,423	2,064,465
Sofina SA	355	73,467
Solvay SA	69,537	7,275,307

		18,432,809

Denmark — 2.8%
DSV A/S	294	56,848
Genmab A/S(a)	6,630	2,609,946
H Lundbeck A/S, Class B	66,737	351,280
Jyske Bank A/S, Registered Shares(a)	987	68,065
Novo Nordisk A/S, Class B	153,031	24,627,438
Novozymes A/S, B Shares	118,396	5,722,167
Pandora A/S	584	46,613
Tryg A/S	24,269	552,411

		34,034,768

Finland — 0.0%
Metso Oyj	23,102	253,268

France — 11.5%
Aeroports de Paris(a)	221	33,684
Air Liquide SA	2,174	364,260

Security	Shares	Value

France (continued)
Airbus SE	3,084	$405,007
ALD SA(c)	19	205
Amundi SA(c)	8,803	496,791
Arkema SA	25,634	2,239,115
BNP Paribas SA	28,454	1,654,267
Bureau Veritas SA	79,405	2,017,901
Capgemini SE	33,019	5,760,369
Carrefour SA	216,373	3,982,213
Danone SA	4,570	270,493
Dassault Aviation SA	30,660	5,200,586
Dassault Systemes SE	243,809	10,748,892
Edenred	719	46,281
Engie SA	359,697	5,408,625
EssilorLuxottica SA	2,810	508,900
Eurazeo SE	886	60,602
Hermes International	7,771	15,851,465
Kering SA	808	432,007
La Francaise des Jeux SAEM, Class A(c)	3,246	125,494
Legrand SA	711	67,397
L’Oreal SA	27,820	11,911,029
LVMH Moet Hennessy Louis Vuitton SE	21,790	19,051,612
Pernod Ricard SA	23,723	5,138,849
Rexel SA	109,484	2,247,571
Safran SA	72,065	10,467,057
Sanofi	110,996	11,324,594
Schneider Electric SE	81,568	14,111,171
Société Générale SA	11,960	278,435
Thales SA	19,462	2,712,681
TotalEnergies SE	27,803	1,568,946
Ubisoft Entertainment SA(a)	132,245	3,761,427
Vallourec SA(a)	13,138	137,817
Veolia Environnement SA	51,743	1,527,615
Vinci SA	1,906	217,126
Wendel SE	359	37,875

		140,168,359

Germany — 9.4%
Allianz SE, Registered Shares	2,994	641,161
BASF SE	6,423	305,466
Bayer AG, Registered Shares	33,831	1,888,120
Bayerische Motoren Werke AG	47,338	5,162,461
Beiersdorf AG	22,531	2,875,173
Covestro AG(a)(c)	23,025	889,175
Deutsche Post AG, Registered Shares	204,155	9,206,136
Deutsche Telekom AG, Registered Shares	179,728	3,987,365
DWS Group GmbH & Co. KGaA(c)	2,650	85,697
E.ON SE, Class N	118,435	1,435,824
Evonik Industries AG	217,875	4,376,171
Freenet AG, Class N	127,319	3,129,772
Fresenius SE & Co. KGaA	11,997	328,983
GEA Group AG	61,115	2,575,746
HUGO BOSS AG	3,521	239,829
Infineon Technologies AG, Class N	151,445	5,638,148
Knorr-Bremse AG	11,215	769,446
Mercedes-Benz Group AG, Class N	207,128	15,483,558
Merck KGaA	7,282	1,271,888
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	4,982	1,782,023
Nemetschek SE	31,705	2,488,408
SAP SE	163,465	21,434,471
Scout24 SE(c)	84,691	5,440,558
Siemens AG, Registered Shares	124,671	20,516,221
Siemens Energy AG(a)	58,981	1,500,331

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
TeamViewer SE(a)(c)	42,856	$672,588
Zalando SE(a)(c)	19,476	566,358

		114,691,077

Hong Kong — 2.2%
AIA Group Ltd.	1,556,000	14,958,139
CK Asset Holdings Ltd.	143,000	770,793
CK Infrastructure Holdings Ltd.	62,000	342,891
Henderson Land Development Co. Ltd.	21,000	66,630
Jardine Matheson Holdings Ltd.	103,500	4,962,937
Kerry Properties Ltd.(b)	263,000	574,304
New World Development Co. Ltd.	1,132,000	2,704,404
Sino Land Co. Ltd.	362,000	470,866
Sun Hung Kai Properties Ltd.	62,000	789,918
Swire Properties Ltd.(b)	366,800	874,395

		26,515,277

India — 0.0%
AceVector Ltd. (Acquired 05/07/14, cost $804,375)(a)(d)(e)	172,800	127,493

Ireland — 0.1%
CRH PLC	3,199	151,385
Kingspan Group PLC	9,472	630,567

		781,952

Israel — 0.2%
Bank Hapoalim BM	97,693	786,424
Bank Leumi Le-Israel BM	41,496	291,004
Bezeq The Israeli Telecommunication Corp. Ltd.	409,716	512,317
Elbit Systems Ltd.	977	199,840
Israel Discount Bank Ltd., Class A	19,891	95,827
Nice Ltd.(a)	665	136,364
Teva Pharmaceutical Industries Ltd.(a)(b)	86,375	618,364

		2,640,140

Italy — 2.0%
Assicurazioni Generali SpA	86,537	1,643,943
Banca Generali SpA	16,209	501,586
Banca Monte dei Paschi di Siena SpA(a)	17,886	40,542
Buzzi SpA	89,917	2,059,907
Enel SpA	268,341	1,688,939
Ferrari NV	1,535	439,382
Intesa Sanpaolo SpA	1,276,129	2,963,752
Italgas SpA	40,279	229,926
Mediobanca Banca di Credito Finanziario SpA	199,831	2,208,862
MFE-MediaForEurope NV, Class A	119	56
MFE-MediaForEurope NV, Class B	11	8
Moncler SpA	8,683	590,940
Poste Italiane SpA(c)	187,064	1,944,494
Recordati Industria Chimica e Farmaceutica SpA	24,260	1,058,041
Snam SpA	1,295,709	6,792,053
Terna - Rete Elettrica Nazionale	12,342	103,701
UniCredit SpA	92,080	1,775,512

		24,041,644

Japan — 20.0%
Acom Co. Ltd.	66,000	148,914
Aeon Co. Ltd.	1,900	37,578
Aisin Corp.	3,300	94,691
Amada Co. Ltd.	149,400	1,425,017
ANA Holdings, Inc.(a)	1,100	24,400
Asahi Kasei Corp.	79,500	539,164
Astellas Pharma, Inc.	678,500	10,735,332
Benesse Holdings, Inc.	115,800	1,462,613
Bridgestone Corp.	4,900	199,204

Security	Shares	Value

Japan (continued)
Canon, Inc.	9,000	$223,082
Central Japan Railway Co.	51,200	6,227,407
Coca-Cola Bottlers Japan Holdings, Inc.	1,600	17,750
Concordia Financial Group Ltd.	23,400	90,465
Cosmos Pharmaceutical Corp.	600	57,012
Dai-ichi Life Holdings, Inc.	149,500	2,557,009
Daito Trust Construction Co. Ltd.	20,700	1,966,000
Daiwa House Industry Co. Ltd.	183,000	4,772,462
DMG Mori Co. Ltd.	114,000	1,903,412
East Japan Railway Co.	700	38,589
ENEOS Holdings, Inc.	24,300	80,707
FANUC Corp.	23,900	817,472
Fast Retailing Co. Ltd.	27,100	6,335,405
Fuji Electric Co. Ltd.	5,600	234,902
FUJIFILM Holdings Corp.	64,900	3,966,314
Fukuoka Financial Group, Inc.	1,800	33,362
Hino Motors Ltd.(a)	30,700	136,211
Hitachi Ltd.	143,800	8,276,051
Honda Motor Co. Ltd.	182,000	5,178,761
Hoya Corp.	500	62,685
ITOCHU Corp.	37,500	1,265,925
Itochu Techno-Solutions Corp.	6,700	174,239
J Front Retailing Co. Ltd.	19,500	190,722
Japan Airport Terminal Co. Ltd.	1,900	88,611
Japan Exchange Group, Inc.	39,200	640,112
Japan Post Bank Co. Ltd.	160,100	1,195,240
Japan Post Holdings Co. Ltd.	59,500	419,543
Japan Tobacco, Inc.	578,800	12,620,464
JGC Holdings Corp.	36,300	441,004
Kakaku.com, Inc.	64,500	936,567
Kandenko Co. Ltd.	1,800	13,001
Kao Corp.	45,800	1,596,070
KDDI Corp.	328,300	10,121,992
Kirin Holdings Co. Ltd.	34,200	510,437
Kobayashi Pharmaceutical Co. Ltd.	19,700	1,115,054
Kose Corp.	700	70,162
Kubota Corp.	46,900	644,822
Kyocera Corp.	3,900	221,248
Lawson, Inc.	244,500	10,665,592
Mitsubishi Chemical Group Corp.	145,500	815,510
Mitsubishi Corp.	363,600	14,536,735
Mitsubishi Electric Corp.	61,000	794,009
Mitsubishi Gas Chemical Co., Inc.	308,800	4,304,013
Mitsubishi HC Capital, Inc.	11,300	61,297
Mitsubishi UFJ Financial Group, Inc.	931,300	6,192,948
Mitsui & Co. Ltd.	82,900	2,612,181
Mitsui Fudosan Co. Ltd.	123,900	2,362,450
Mizuho Financial Group, Inc.	35,900	527,726
MS&AD Insurance Group Holdings, Inc.	178,200	6,106,226
Murata Manufacturing Co. Ltd.	800	46,757
Nabtesco Corp.	2,700	60,020
NEC Corp.	20,300	952,694
Nexon Co. Ltd.	29,800	607,329
Nidec Corp.	74,400	3,686,896
Nikon Corp.	58,700	650,308
Nippon Express Holdings, Inc.	36,600	2,052,169
Nippon Paint Holdings Co. Ltd.	5,000	38,288
Nippon Steel Corp.	31,200	607,444
Nippon Telegraph & Telephone Corp.	6,800	193,193
Nisshin Seifun Group, Inc.	2,500	31,368
Nissin Foods Holdings Co. Ltd.	1,500	127,994
Nitto Denko Corp.	45,700	3,249,513

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nomura Holdings, Inc.	73,200	$257,259
Nomura Research Institute Ltd.	7,600	191,207
Obic Co. Ltd.	6,600	1,067,593
Olympus Corp.	19,000	287,742
Omron Corp.	60,500	3,645,814
Ono Pharmaceutical Co. Ltd.	7,100	132,764
Oracle Corp. Japan(a)	13,400	1,025,216
Oriental Land Co. Ltd.	20,800	779,017
ORIX Corp.	73,200	1,244,273
Otsuka Holdings Co. Ltd.	156,800	5,817,555
Pola Orbis Holdings, Inc.	12,100	163,727
Recruit Holdings Co. Ltd.	379,100	11,597,535
Resona Holdings, Inc.	103,000	467,231
Ricoh Co. Ltd.	66,200	552,252
Santen Pharmaceutical Co. Ltd.	163,100	1,484,009
SBI Holdings, Inc.	2,000	37,388
SCSK Corp.	5,500	86,982
Sega Sammy Holdings, Inc.	55,500	1,077,562
Sekisui House Ltd.	36,900	720,169
Seven & i Holdings Co. Ltd.	22,900	958,644
Shimadzu Corp.	4,100	126,796
Shimamura Co. Ltd.	2,000	180,803
Shionogi & Co. Ltd.	92,500	4,155,666
Shiseido Co. Ltd.	3,400	154,398
Skylark Holdings Co. Ltd.(a)	2,900	38,325
SoftBank Corp.	222,300	2,368,888
SoftBank Group Corp.	94,100	3,702,646
Sompo Holdings, Inc.	55,600	2,260,265
Subaru Corp.	113,400	1,945,058
Sumitomo Chemical Co. Ltd.	760,900	2,265,761
Sumitomo Mitsui Financial Group, Inc.	40,200	1,631,383
Sumitomo Mitsui Trust Holdings, Inc.	17,300	609,554
Sumitomo Realty & Development Co. Ltd.	42,100	1,015,330
Suzuki Motor Corp.	46,300	1,524,611
T&D Holdings, Inc.	207,100	2,812,191
Takeda Pharmaceutical Co. Ltd.	113,500	3,612,261
Terumo Corp.	114,700	3,489,396
Toho Co. Ltd.	1,500	58,993
Tokio Marine Holdings, Inc.	305,200	6,832,457
Tokyo Electron Ltd.	700	95,204
Toshiba Corp.	30,200	974,207
Toyota Motor Corp.	525,300	7,155,535
Trend Micro, Inc.	36,200	1,721,460
Tsuruha Holdings, Inc.	68,500	4,731,093
Unicharm Corp.	29,900	1,135,546
Yakult Honsha Co. Ltd.	1,500	97,439
Yamada Holdings Co. Ltd.	848,900	2,515,390
Yamato Holdings Co. Ltd.	1,700	31,099
ZOZO, Inc.	174,100	3,543,918

		243,569,456

Luxembourg — 1.0%
ArcelorMittal SA	459,444	11,460,236
SES SA	9	53

		11,460,289

Macau — 0.0%
Galaxy Entertainment Group Ltd.(a)	27,000	167,523

Netherlands — 7.1%
ABN AMRO Bank NV, CVA(c)	29,346	428,736
Argenx SE(a)	2,852	1,110,858
ASML Holding NV	45,945	33,233,237
ASR Nederland NV	60,527	2,579,464

Security	Shares	Value

Netherlands (continued)
ING Groep NV	561,402	$6,917,083
Koninklijke KPN NV	568,113	1,954,449
Koninklijke Philips NV	194,797	3,680,222
Koninklijke Vopak NV	16,003	562,473
NN Group NV	3,635	131,141
QIAGEN NV(a)	3,958	179,266
Shell PLC	749,321	20,601,075
Signify NV(c)	69,086	1,762,977
Wolters Kluwer NV, Class C	113,006	12,908,027

		86,049,008

New Zealand — 0.0%
Xero Ltd.(a)	5,002	357,108

Norway — 1.6%
Aker BP ASA	64,485	1,398,087
DNB Bank ASA	395,255	6,621,287
Equinor ASA	239,047	6,067,746
Gjensidige Forsikring ASA	148,776	2,500,925
Kongsberg Gruppen ASA	23,575	944,907
Telenor ASA	91,246	938,268
Var Energi ASA	312,039	698,791

		19,170,011

Portugal — 0.5%
EDP - Energias de Portugal SA	979,758	4,786,015
Jeronimo Martins SGPS SA	31,873	770,256

		5,556,271

Singapore — 1.0%
Jardine Cycle & Carriage Ltd.	227,800	5,445,083
Singapore Airlines Ltd.	690,800	3,273,170
Singapore Telecommunications Ltd.	12,800	23,545
STMicroelectronics NV	61,567	2,679,801
United Overseas Bank Ltd.	53,400	1,103,291

		12,524,890

South Africa — 0.1%
Anglo American PLC	57,570	1,585,955

Spain — 3.0%
Acciona SA	25,539	4,139,270
ACS Actividades de Construccion y Servicios SA	29,941	999,160
Amadeus IT Group SA(a)	64,283	4,613,272
Banco Bilbao Vizcaya Argentaria SA	1,011,851	6,652,605
Banco Santander SA	1,518,480	4,960,919
Bankinter SA	288,530	1,653,896
CaixaBank SA	792,853	2,913,998
EDP Renovaveis SA	16,670	331,468
Ferrovial SA	22,632	702,216
Grifols SA, Class A(a)	51,246	596,291
Indra Sistemas SA	8,317	102,170
Industria de Diseno Textil SA	70,448	2,356,892
Mapfre SA	425,388	837,567
Repsol SA	74,965	1,015,958
Telefonica SA	1,002,487	4,269,355

		36,145,037

Sweden — 2.6%
Assa Abloy AB, Class B	326,962	7,271,296
Boliden AB	21,961	670,947
Elekta AB, B Shares	71,910	528,082
Evolution AB(c)	17,808	2,350,808
Industrivarden AB, A Shares	45,301	1,221,164
Industrivarden AB, C Shares	191,333	5,125,366
Investor AB, A Shares	41,110	847,793

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Investor AB, B Shares	429,278	$8,751,565
L E Lundbergforetagen AB, B Shares	11,672	487,012
Saab AB, Class B	75,921	4,139,624
Swedish Orphan Biovitrum AB(a)	22,523	453,132

		31,846,789

Switzerland — 10.1%
ABB Ltd., Registered Shares	419,603	15,326,898
Chocoladefabriken Lindt & Spruengli AG, NVS	506	6,063,601
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	14	1,694,228
Cie Financiere Richemont SA, Registered Shares	36,548	5,819,007
Clariant AG, Registered Shares	74,001	1,066,733
Flughafen Zurich AG, Registered Shares	739	142,870
Givaudan SA, Registered Shares	1,847	6,087,680
Helvetia Holding AG, Registered Shares	9,150	1,301,954
Holcim AG	3,844	237,497
Kuehne + Nagel International AG, Registered Shares	122	34,781
Logitech International SA, Registered Shares	5,340	341,567
Medmix AG(c)	2	44
Nestlé SA, Registered Shares	303,130	35,931,910
Novartis AG, Registered Shares	279,204	26,760,789
Roche Holding AG	3,822	1,293,821
Roche Holding AG, NVS	53,483	17,034,811
Sika AG, Registered Shares	2,792	763,951
Sonova Holding AG, Registered Shares	167	42,890
Swatch Group AG	3,963	1,181,073
Temenos AG, Registered Shares	23,256	1,966,984

		123,093,089

United Kingdom — 10.2%
AstraZeneca PLC	119,284	17,373,789
Auto Trader Group PLC(c)	244,924	1,922,169
Aviva PLC	68,551	336,535
BAE Systems PLC	55,743	644,252
Barclays PLC	1,177,687	2,224,150
Bellway PLC	17,527	493,742
BP PLC	2,389,735	13,425,592
British American Tobacco PLC	454,737	14,394,515
Bunzl PLC	1,597	62,520
Burberry Group PLC	1,043	27,972
Centrica PLC	2,272,326	3,331,301
Close Brothers Group PLC	15	169
ConvaTec Group PLC(c)	110,413	279,731
Croda International PLC	4,559	346,050
Diageo PLC	48,429	2,013,317
Diploma PLC	2,612	98,617
Direct Line Insurance Group PLC	219,470	454,381
DS Smith PLC	6,826	25,817
Dunelm Group PLC	24	325
Experian PLC	199,350	7,033,568
GSK PLC	393,091	6,597,726
Halma PLC	14,955	448,840
HSBC Holdings PLC	866,149	6,348,271
IG Group Holdings PLC	50,796	424,982
IMI PLC	34,631	688,230
Intertek Group PLC	88,963	4,600,631
Just Eat Takeaway.com NV(a)(c)	10,210	154,418
Lloyds Banking Group PLC	4,450,690	2,452,193
London Stock Exchange Group PLC	30,568	3,258,691
Ocado Group PLC(a)	8,659	39,862
Pearson PLC	2,556	25,361
Pennon Group PLC	13,010	125,276

Security	Shares	Value

United Kingdom (continued)
Reckitt Benckiser Group PLC	53,374	$4,150,447
RELX PLC	72,854	2,278,484
Rightmove PLC	310,825	2,029,998
Rotork PLC	8,681	34,710
Sage Group PLC	46,017	498,682
Smiths Group PLC	256,049	5,123,199
Spectris PLC	45,022	2,061,004
Spirax-Sarco Engineering PLC	2,695	367,347
SSE PLC	129,457	3,036,399
Standard Chartered PLC	398,068	3,137,067
Subsea 7 SA	63,028	638,895
Tesco PLC	1,013,152	3,292,148
Travis Perkins PLC	11,624	126,436
Unilever PLC	119,965	6,002,454
United Utilities Group PLC	1,725	21,754
Vodafone Group PLC	2,338,292	2,223,555

		124,675,572

United States — 0.1%
Tenaris SA	90,382	1,121,967

Total Common Stocks — 96.1% (Cost: $1,048,906,748)		1,170,306,417

Preferred Securities

Preferred Stocks — 0.4%

Germany — 0.4%
Bayerische Motoren Werke AG, , 8.52%	236	24,297
FUCHS PETROLUB SE, , NVS, , 1.07%	637	22,639
Volkswagen AG, , Preference Shares, , NVS	32,273	4,043,217

		4,090,153

Total Preferred Securities — 0.4% (Cost: $4,264,457)		4,090,153

Rights

Spain — 0.0%
EDP Renovaveis SA I-2023 Shares(a)	222	4,414

Total Rights — 0.0% (Cost: $4,837)		4,414

Total Long-Term Investments — 96.5% (Cost: $1,053,176,042)		1,174,400,984

Short-Term Securities

Money Market Funds — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(f)(g)	39,104,394	39,104,394
SL Liquidity Series, LLC, Money Market Series, 5.32%(f)(g)(h)	2,613,380	2,613,380

Total Short-Term Securities — 3.4% (Cost: $41,717,581)		41,717,774

Total Investments — 99.9% (Cost: $1,094,893,623)		1,216,118,758

Other Assets Less Liabilities — 0.1%		1,728,298

Net Assets — 100.0%		$1,217,847,056

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $127,493, representing 0.0% of its net assets as of period end, and an original cost of $804,375.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$20,534,364	$18,570,030	(a)	$—	$—	$—	$39,104,394	39,104,394	$756,782		$—
SL Liquidity Series, LLC, Money Market Series	6,246,194	—		(3,632,146)	19	(687)	2,613,380	2,613,380	59,267	(b)	—

					$19	$(687)	$41,717,774		$816,049		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	405	06/16/23	$41,581	$(1,276,343)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,276,343	$—	$—	$—	$1,276,343

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$735,413	$—	$—	$—	$735,413

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,491,530)	$—	$—	$—	$(1,491,530)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$27,166,610

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$72	$104,735,840	$—	$104,735,912
Austria	—	6,560,753	—	6,560,753
Belgium	—	18,432,809	—	18,432,809
Denmark	—	34,034,768	—	34,034,768
Finland	—	253,268	—	253,268
France	—	140,168,359	—	140,168,359
Germany	—	114,691,077	—	114,691,077
Hong Kong	—	26,515,277	—	26,515,277
India	—	—	127,493	127,493
Ireland	—	781,952	—	781,952
Israel	—	2,640,140	—	2,640,140
Italy	—	24,041,644	—	24,041,644
Japan	—	243,569,456	—	243,569,456
Luxembourg	—	11,460,289	—	11,460,289
Macau	—	167,523	—	167,523
Netherlands	—	86,049,008	—	86,049,008
New Zealand	—	357,108	—	357,108
Norway	—	19,170,011	—	19,170,011
Portugal	—	5,556,271	—	5,556,271
Singapore	—	12,524,890	—	12,524,890
South Africa	—	1,585,955	—	1,585,955
Spain	—	36,145,037	—	36,145,037
Sweden	—	31,846,789	—	31,846,789
Switzerland	—	123,093,089	—	123,093,089
United Kingdom	325	124,675,247	—	124,675,572
United States	—	1,121,967	—	1,121,967
Preferred Securities	—	4,090,153	—	4,090,153
Rights	—	4,414	—	4,414
Short-Term Securities
Money Market Funds	39,104,394	—	—	39,104,394

	$39,104,791	$1,174,273,094	$127,493	1,213,505,378

Investments valued at NAV(a)				2,613,380

				$1,216,118,758

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(1,276,343)	$—	$—	$(1,276,343)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments May 31, 2023	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Axon Enterprise, Inc.(a)	17,441	$3,364,543
Lockheed Martin Corp.	633	281,059

		3,645,602

Automobiles — 1.9%
Tesla, Inc.(a)	89,222	18,195,042

Beverages — 2.6%
Coca-Cola Co.	51,928	3,098,024
PepsiCo, Inc.	116,054	21,162,447

		24,260,471

Biotechnology — 2.0%
AbbVie, Inc.	20,585	2,839,906
Amgen, Inc.	26,331	5,809,935
Horizon Therapeutics PLC(a)	9,466	946,884
Incyte Corp.(a)	63,660	3,918,273
Neurocrine Biosciences, Inc.(a)	5,748	514,618
Regeneron Pharmaceuticals, Inc.(a)	3,219	2,367,768
Seagen, Inc.(a)	4,464	873,605
Ultragenyx Pharmaceutical, Inc.(a)	31,391	1,549,460

		18,820,449

Broadline Retail — 6.0%
Amazon.com, Inc.(a)	390,088	47,036,811
Coupang, Inc., Class A(a)	53,129	828,813
eBay, Inc.	135,567	5,767,020
Etsy, Inc.(a)	23,562	1,909,700
MercadoLibre, Inc.(a)	1,060	1,313,340

		56,855,684

Building Products — 0.9%
Allegion PLC	51,610	5,405,632
Trane Technologies PLC	21,145	3,451,498

		8,857,130

Chemicals — 1.2%
Cabot Corp.	1	69
Ecolab, Inc.	68,227	11,260,866

		11,260,935

Commercial Services & Supplies — 0.7%
Cintas Corp.	14,412	6,804,482

Communications Equipment — 0.0%
Arista Networks, Inc.(a)	651	108,287

Construction & Engineering — 0.3%
AECOM	34,898	2,723,789

Consumer Finance — 0.6%
American Express Co.	36,315	5,758,106

Consumer Staples Distribution & Retail — 1.2%
Walmart, Inc.	78,588	11,542,220

Electrical Equipment — 0.1%
AMETEK, Inc.	4,883	708,377

Electronic Equipment, Instruments & Components — 1.0%
Flex Ltd.(a)	380,456	9,659,778

Entertainment — 0.1%
Electronic Arts, Inc.	827	105,856
ROBLOX Corp., Class A(a)	16,963	710,071
Spotify Technology SA(a)	3,046	453,550

		1,269,477

Security	Shares	Value

Financial Services — 3.6%
Block, Inc., Class A(a)	19,912	$1,202,486
Mastercard, Inc., Class A	40,418	14,753,378
PayPal Holdings, Inc.(a)	65,544	4,063,072
Visa, Inc., Class A	64,462	14,248,036

		34,266,972

Food Products — 1.2%
Archer-Daniels-Midland Co.	5,535	391,048
Hershey Co.	41,658	10,818,582

		11,209,630

Ground Transportation — 0.3%
Lyft, Inc., Class A(a)	113,199	1,021,055
Uber Technologies, Inc.(a)	47,850	1,814,950

		2,836,005

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	48,622	4,959,444
Boston Scientific Corp.(a)	232,625	11,975,535
IDEXX Laboratories, Inc.(a)	7,556	3,511,802
Stryker Corp.	1,208	332,901

		20,779,682

Health Care Providers & Services — 4.6%
Cigna Group	32,155	7,955,469
CVS Health Corp.	88,342	6,009,906
Elevance Health, Inc.	14,233	6,373,822
UnitedHealth Group, Inc.	47,112	22,954,851

		43,294,048

Health Care Technology — 0.0%
Teladoc Health, Inc.(a)	11,046	255,715

Hotels, Restaurants & Leisure — 1.3%
Caesars Entertainment, Inc.(a)	60,514	2,481,679
Darden Restaurants, Inc.	10,841	1,718,515
DraftKings, Inc., Class A(a)	10,099	235,711
MGM Resorts International	12,858	505,191
Starbucks Corp.	13,905	1,357,684
Travel + Leisure Co.	91,289	3,329,310
Wingstop, Inc.	997	198,762
Yum! Brands, Inc.	22,777	2,931,172

		12,758,024

Household Durables — 0.2%
TopBuild Corp.(a)	10,019	2,020,431

Household Products — 1.4%
Kimberly-Clark Corp.	60,781	8,161,673
Procter & Gamble Co.	35,074	4,998,045

		13,159,718

Industrial Conglomerates — 1.0%
Honeywell International, Inc.	51,530	9,873,148

Insurance — 0.5%
Marsh & McLennan Cos., Inc.	15,222	2,636,146
MetLife, Inc.	50,287	2,491,721

		5,127,867

Interactive Media & Services — 6.6%
Alphabet, Inc., Class A(a)(b)	172,628	21,210,802
Alphabet, Inc., Class C, NVS(a)	209,477	25,843,177
Match Group, Inc.(a)	62,474	2,155,353
Meta Platforms, Inc., Class A(a)	38,646	10,230,369
Pinterest, Inc., Class A(a)	73,034	1,748,434
Snap, Inc., Class A, NVS(a)	153,783	1,568,587

		62,756,722

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 2.3%
Accenture PLC, Class A	25,068	$7,668,803
Gartner, Inc.(a)	17,840	6,116,622
VeriSign, Inc.(a)	36,461	8,142,470
Wix.com Ltd.(a)	4,686	357,167

		22,285,062

Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	96,891	11,207,382
Danaher Corp.	23,806	5,466,334
Mettler-Toledo International, Inc.(a)	347	458,689

		17,132,405

Machinery — 3.1%
Caterpillar, Inc.	6,130	1,261,248
Cummins, Inc.	5,413	1,106,471
Deere & Co.	38,916	13,464,158
Illinois Tool Works, Inc.	40,147	8,781,353
Xylem, Inc.	46,746	4,683,949

		29,297,179

Media — 0.2%
Fox Corp., Class A, NVS	68,835	2,147,652

Oil, Gas & Consumable Fuels — 0.0%
ConocoPhillips	1,592	158,086

Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	159,956	10,307,565

Professional Services — 0.8%
Automatic Data Processing, Inc.	19,674	4,111,669
Insperity, Inc.	7,320	810,471
Paychex, Inc.	7,071	741,960
Paycom Software, Inc.	7,903	2,213,867

		7,877,967

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class A(a)	163	7,301

Retail REITs — 0.1%
Simon Property Group, Inc.	10,989	1,155,493

Semiconductors & Semiconductor Equipment — 9.7%
Advanced Micro Devices, Inc.(a)	8,034	949,699
Analog Devices, Inc.	35,148	6,245,448
Applied Materials, Inc.	126,167	16,818,061
Intel Corp.	122,107	3,839,044
Lattice Semiconductor Corp.(a)	64,926	5,279,133
MaxLinear, Inc.(a)	18,206	531,798
NVIDIA Corp.	140,136	53,019,054
NXP Semiconductors NV	9,732	1,743,001
QUALCOMM, Inc.	35,553	4,032,066

		92,457,304

Software — 19.5%
Adobe, Inc.(a)	42,750	17,860,523
Autodesk, Inc.(a)	13,991	2,789,666
Box, Inc., Class A(a)	14,325	403,535
Cadence Design Systems, Inc.(a)	6,897	1,592,586
Fortinet, Inc.(a)	115,354	7,882,139
FreedomPay, Inc.(a)(c)	43,051	—
Intuit, Inc.	15,040	6,303,565
Manhattan Associates, Inc.(a)	35,760	6,487,579
Microsoft Corp.	311,518	102,299,396
Palo Alto Networks, Inc.(a)	4,410	941,050
RingCentral, Inc., Class A(a)	70,439	2,444,233
Salesforce, Inc.(a)	40,766	9,106,309

Security	Shares	Value

Software (continued)
ServiceNow, Inc.(a)	23,253	$12,667,769
Splunk, Inc.(a)	47,477	4,713,991
Synopsys, Inc.(a)	5,307	2,414,473
Teradata Corp.(a)	52,159	2,444,171
VMware, Inc., Class A(a)	4,788	652,557
Workday, Inc., Class A(a)	15,519	3,289,873
Zoom Video Communications, Inc., Class A(a)	21,657	1,453,834

		185,747,249

Specialized REITs — 0.4%
SBA Communications Corp.	18,736	4,155,270

Specialty Retail — 3.1%
AutoZone, Inc.(a)	74	176,626
Best Buy Co., Inc.	12,897	937,225
Dick’s Sporting Goods, Inc.	19,339	2,465,916
Five Below, Inc.(a)	13,241	2,284,337
Home Depot, Inc.	2,147	608,567
Lowe’s Cos., Inc.	26,924	5,415,224
Penske Automotive Group, Inc.	11,799	1,630,858
TJX Cos., Inc.	191,863	14,733,160
Wayfair, Inc., Class A(a)	31,515	1,270,685

		29,522,598

Technology Hardware, Storage & Peripherals — 12.3%
Apple Inc.	599,959	106,342,733
Dell Technologies, Inc., Class C	12,667	567,608
Hewlett Packard Enterprise Co.	558,760	8,057,319
HP, Inc.	69,414	2,017,171

		116,984,831

Textiles, Apparel & Luxury Goods — 1.7%
Crocs, Inc.(a)	13,189	1,480,861
Lululemon Athletica, Inc.(a)	30,684	10,184,940
NIKE, Inc., Class B	40,785	4,293,029

		15,958,830

Trading Companies & Distributors — 1.1%
WW Grainger, Inc.	16,622	10,788,010

Total Long-Term Investments — 99.1% (Cost: $632,033,704)		944,790,593

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(d)(e)	6,109,397	6,109,397
SL Liquidity Series, LLC, Money Market Series, 5.32%(d)(e)(f)	12,171,918	12,171,918

Total Short-Term Securities — 1.9% (Cost: $18,282,497)		18,281,315

Total Investments — 101.0% (Cost: $650,316,201)		963,071,908

Liabilities in Excess of Other Assets — (1.0)%		(9,956,619)

Net Assets — 100.0%		$953,115,289

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Growth Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,039,456	$—		$(1,930,059	)(a)	$—	$—	$6,109,397	6,109,397	$294,631		$—
SL Liquidity Series, LLC, Money Market Series	1,498,897	10,670,948	(a)	—		3,300	(1,227)	12,171,918	12,171,918	7,555	(b)	—

						$3,300	$(1,227)	$18,281,315		$302,186		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NASDAQ 100 E-Mini Index	33	06/16/23	$9,438	$407,128

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$407,128	$—	$—	$—	$407,128

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$222,696	$—	$—	$—	$222,696

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$727,458	$—	$—	$—	$727,458

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Growth Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,819,101

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$944,790,593	$—	$—	$944,790,593
Short-Term Securities
Money Market Funds	6,109,397	—	—	6,109,397

	$950,899,990	$—	$—	950,899,990

Investments valued at NAV(a)				12,171,918

				$963,071,908

Derivative Financial Instruments(b)
Assets
Equity Contracts	$407,128	$—	$—	$407,128

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Ducommun, Inc.(a)	12,607	$516,383
HEICO Corp., Class A	7,477	911,073
Kratos Defense & Security Solutions, Inc.(a)	130,030	1,708,594
Moog, Inc., Class A	179,080	17,408,367
Parsons Corp.(a)	212,364	9,490,547
V2X, Inc.(a)(b)	42,269	1,743,596

		31,778,560

Air Freight & Logistics — 0.4%
Hub Group, Inc., Class A(a)	175,760	12,928,906

Automobile Components — 1.9%
Adient PLC(a)	349,344	11,769,399
Cooper-Standard Holdings, Inc.(a)(b)	87,633	952,571
Dana, Inc.	311,556	4,009,726
Fox Factory Holding Corp.(a)(b)	31,817	2,829,168
Gentherm, Inc.(a)	889	48,859
Goodyear Tire & Rubber Co.(a)	329,461	4,523,499
Modine Manufacturing Co.(a)	448,813	12,248,107
Patrick Industries, Inc.	57,331	3,756,900
Standard Motor Products, Inc.	29,740	1,050,417
Stoneridge, Inc.(a)	23,646	386,849
Visteon Corp.(a)	182,159	24,332,799

		65,908,294

Automobiles — 0.2%
Winnebago Industries, Inc.	148,732	8,275,448

Banks — 6.2%
Amalgamated Financial Corp.	179,252	2,548,963
Ameris Bancorp	3,934	124,157
Bank of Marin Bancorp	26,500	428,505
BankFinancial Corp.	46,408	343,419
Bar Harbor Bankshares	7,222	170,656
Business First Bancshares, Inc.	81,282	1,184,279
Capital Bancorp, Inc.	416	7,068
Capital City Bank Group, Inc.	190,044	5,714,623
Capstar Financial Holdings, Inc.	88,382	1,065,003
Carter Bankshares, Inc.(a)	32,813	462,663
Central Valley Community Bancorp	2,206	31,833
Colony Bankcorp, Inc.	2,188	20,348
Community Trust Bancorp, Inc.	47,201	1,590,674
ConnectOne Bancorp, Inc.	103,963	1,411,818
Enterprise Bancorp, Inc.	5,658	150,390
Enterprise Financial Services Corp.	163,614	6,646,001
FB Financial Corp.	223,642	5,962,296
Financial Institutions, Inc.	74,698	1,173,506
First Bancshares, Inc.	121,896	3,174,172
First Bank	23,460	240,700
First Busey Corp.	94,248	1,762,438
First Business Financial Services, Inc.	45,180	1,209,469
First Community Bankshares, Inc.	70,421	1,877,424
First Financial Corp.	62,192	2,017,508
First Financial Northwest, Inc.	119,721	1,215,168
First Foundation, Inc.	79,525	308,557
First Internet Bancorp	18,541	227,683
First Interstate BancSystem, Inc., Class A	109,587	2,416,393
First Merchants Corp.	2,472	65,384
First United Corp.	31,812	414,192
FS Bancorp, Inc.	1,488	42,259
Fulton Financial Corp.	676,673	7,551,671
Great Southern Bancorp, Inc.	2,297	111,703
Hancock Whitney Corp.	707,847	25,857,651

Security	Shares	Value

Banks (continued)
HBT Financial, Inc.	166,056	$2,922,586
Heartland Financial U.S.A., Inc.	1,008,255	27,817,755
Heritage Commerce Corp.	323,494	2,355,036
Heritage Financial Corp.	15,039	245,888
HomeTrust Bancshares, Inc.	129,741	2,541,626
Horizon Bancorp, Inc.	588,054	5,227,800
Independent Bank Corp.	123,859	2,025,095
Independent Bank Group, Inc.	4,264	142,290
Lakeland Bancorp, Inc.	318,353	4,141,773
Mercantile Bank Corp.	59,438	1,547,171
Meridian Corp.	440	4,242
Mid Penn Bancorp, Inc.	67,390	1,494,710
Midland States Bancorp, Inc.	315,119	6,094,401
MidWestOne Financial Group, Inc.	18,659	352,282
National Bank Holdings Corp., Class A	44,769	1,339,936
Northrim BanCorp, Inc.	121,150	4,592,796
OceanFirst Financial Corp.	1,023,190	14,529,298
Old National Bancorp	191,523	2,378,716
Origin Bancorp, Inc.	120,680	3,433,346
PacWest Bancorp	153,403	989,449
Peapack-Gladstone Financial Corp.	70,467	1,859,624
Ponce Financial Group, Inc.(a)	3,824	28,986
Premier Financial Corp.	265,726	3,704,220
Primis Financial Corp.	5,858	43,173
Republic Bancorp, Inc., Class A	34,469	1,452,524
Republic First Bancorp, Inc.(a)(b)	1,239,066	1,635,567
Riverview Bancorp, Inc.	220,282	1,030,920
Sandy Spring Bancorp, Inc.	205,830	4,310,080
Seacoast Banking Corp. of Florida	30,580	632,394
Shore Bancshares, Inc.	95,427	1,074,508
Sierra Bancorp	89,351	1,428,722
SmartFinancial, Inc.	45,577	961,675
South Plains Financial, Inc.	80,440	1,782,550
Southern First Bancshares, Inc.(a)	30,541	701,527
Summit Financial Group, Inc.	17,069	325,335
Timberland Bancorp, Inc.	1,505	35,458
Towne Bank	209,236	4,862,645
UMB Financial Corp.	89,755	5,083,723
United Bankshares, Inc.	46,720	1,374,502
Univest Financial Corp.	193,368	3,428,415
Veritex Holdings, Inc.	70,210	1,212,527
Washington Trust Bancorp, Inc.	105,662	2,690,155
WesBanco, Inc.	420,631	10,154,032
Western New England Bancorp, Inc.	6,620	37,469
Wintrust Financial Corp.	25,468	1,619,001

		213,174,502

Beverages — 1.2%
Celsius Holdings, Inc.(a)	8,749	1,098,262
Coca-Cola Consolidated, Inc.	6,349	4,201,387
Duckhorn Portfolio, Inc.(a)	21,147	275,545
MGP Ingredients, Inc.	178,811	16,997,774
Primo Water Corp.	1,475,149	18,985,168
Vita Coco Co., Inc.(a)	5,762	153,730

		41,711,866

Biotechnology — 8.6%
2seventy bio, Inc.(a)	61,019	726,736
4D Molecular Therapeutics, Inc.(a)	84,325	1,548,207
ACADIA Pharmaceuticals, Inc.(a)	90,534	2,127,549
ACELYRIN, Inc.(a)	58,888	1,065,873
Agenus, Inc.(a)	829,374	1,293,823
Agios Pharmaceuticals, Inc.(a)	128,322	3,243,980
Alector, Inc.(a)(b)	705,447	5,248,526

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Alkermes PLC(a)	544,977	$15,766,185
Allakos, Inc.(a)(b)	222,789	1,109,489
Allogene Therapeutics, Inc.(a)(b)	370,992	1,947,708
ALX Oncology Holdings, Inc.(a)	15,983	106,607
Amicus Therapeutics, Inc.(a)	113,806	1,281,456
Anika Therapeutics, Inc.(a)	27,066	733,218
Annexon, Inc.(a)(b)	41,893	125,260
Apellis Pharmaceuticals, Inc.(a)	123,286	10,584,103
Applied Molecular Transport, Inc.(a)	65,272	17,375
Arcus Biosciences, Inc.(a)	225,984	4,641,711
Arrowhead Pharmaceuticals, Inc.(a)	67,961	2,338,538
ARS Pharmaceuticals, Inc.(a)	65	452
Atara Biotherapeutics, Inc.(a)	356,845	545,973
Atossa Therapeutics, Inc.(a)	340,502	316,667
Avidity Biosciences, Inc.(a)	74,332	789,406
Beam Therapeutics, Inc.(a)	239,376	7,636,094
BioAtla, Inc.(a)	109,863	346,068
Blueprint Medicines Corp.(a)(b)	249,406	14,096,427
Bridgebio Pharma, Inc.(a)	159,905	2,193,897
C4 Therapeutics, Inc.(a)	90,727	307,565
CareDx, Inc.(a)	107,164	855,169
Catalyst Pharmaceuticals, Inc.(a)	343,351	3,965,704
Coherus Biosciences, Inc.(a)	819,930	3,353,514
Crinetics Pharmaceuticals, Inc.(a)	55,834	1,218,856
Cyteir Therapeutics, Inc.(a)	2,314	5,322
Cytokinetics, Inc.(a)	58,196	2,193,407
Day One Biopharmaceuticals, Inc.(a)	32,601	433,593
Deciphera Pharmaceuticals, Inc.(a)	385,321	5,201,834
Denali Therapeutics, Inc.(a)(b)	410,368	12,401,321
Dyne Therapeutics, Inc.(a)	123,535	1,609,661
Editas Medicine, Inc.(a)	463,285	4,252,956
Emergent BioSolutions, Inc.(a)(b)	400,790	3,418,739
Enanta Pharmaceuticals, Inc.(a)	87,409	2,052,363
Fate Therapeutics, Inc.(a)(b)	1,222,317	6,172,701
FibroGen, Inc.(a)(b)	247,931	4,276,810
Foghorn Therapeutics, Inc.(a)	601	3,780
G1 Therapeutics, Inc.(a)	5,173	13,139
Halozyme Therapeutics, Inc.(a)	283,790	9,203,310
Heron Therapeutics, Inc.(a)(b)	631,869	720,331
Homology Medicines, Inc.(a)	191,198	186,743
Ideaya Biosciences, Inc.(a)	37,320	852,389
ImmunoGen, Inc.(a)	127,306	1,736,454
Insmed, Inc.(a)	49,950	950,549
Intellia Therapeutics, Inc.(a)(b)	324,844	12,103,687
Intercept Pharmaceuticals, Inc.(a)	268,150	2,826,301
Iovance Biotherapeutics, Inc.(a)	14,192	124,038
Ironwood Pharmaceuticals, Inc., Class A(a)	1,059,529	11,527,676
iTeos Therapeutics, Inc.(a)	105,814	1,722,652
IVERIC bio, Inc.(a)	118,095	4,458,086
Jounce Therapeutics, Inc., CVR(a)(c)	10,334	310
Karuna Therapeutics, Inc.(a)	33,535	7,597,354
Karyopharm Therapeutics, Inc.(a)	660,486	1,492,698
Kiniksa Pharmaceuticals Ltd., Class A(a)	368,603	5,108,838
Kinnate Biopharma, Inc.(a)	9,740	41,882
Kodiak Sciences, Inc.(a)	478,909	2,839,930
Kronos Bio, Inc.(a)(b)	43,065	71,919
Krystal Biotech, Inc.(a)	2,778	327,387
Kura Oncology, Inc.(a)	112,091	1,493,052
Kymera Therapeutics, Inc.(a)(b)	77,727	2,288,283
MacroGenics, Inc.(a)	382,803	1,787,690
Madrigal Pharmaceuticals, Inc.(a)	6,840	1,904,324
MeiraGTx Holdings PLC(a)	31,227	214,842

Security	Shares	Value

Biotechnology (continued)
MiMedx Group, Inc.(a)(b)	9,827	$57,586
Mirum Pharmaceuticals, Inc.(a)	39,602	1,038,760
Myriad Genetics, Inc.(a)(b)	180,956	3,991,889
NextCure, Inc.(a)	169,789	292,037
Nkarta, Inc.(a)	128,764	594,890
Nurix Therapeutics, Inc.(a)	124,287	1,257,784
Olema Pharmaceuticals, Inc.(a)(b)	159,827	826,306
Passage Bio, Inc.(a)	143,703	136,662
PMV Pharmaceuticals, Inc.(a)(b)	266,837	1,427,578
Poseida Therapeutics, Inc.(a)	82,181	186,551
Precigen, Inc.(a)	121,854	145,006
Prometheus Biosciences, Inc.(a)	35,634	7,080,476
Protagonist Therapeutics, Inc.(a)	4,610	120,183
Prothena Corp. PLC(a)	10,875	722,426
PTC Therapeutics, Inc.(a)(b)	234,413	9,838,314
Puma Biotechnology, Inc.(a)	228,047	763,957
Recursion Pharmaceuticals, Inc., Class A(a)	167,395	1,468,054
REGENXBIO, Inc.(a)	491,474	8,468,097
Relay Therapeutics, Inc.(a)	435,024	4,846,167
Replimune Group, Inc.(a)	61,004	1,158,466
Rigel Pharmaceuticals, Inc.(a)	800,655	1,120,917
Sage Therapeutics, Inc.(a)(b)	13,112	649,044
Sana Biotechnology, Inc.(a)(b)	132,361	796,813
Sangamo Therapeutics, Inc.(a)	1,413,433	1,583,045
Scholar Rock Holding Corp.(a)	87,436	508,878
Seres Therapeutics, Inc.(a)(b)	89,697	444,000
Shattuck Labs, Inc.(a)	4,414	11,521
Surface Oncology, Inc.(a)	58,721	46,102
Sutro Biopharma, Inc.(a)(b)	372,079	1,670,635
TG Therapeutics, Inc.(a)	75,160	2,001,511
Travere Therapeutics, Inc.(a)	349,741	6,256,866
Twist Bioscience Corp.(a)(b)	584,044	8,848,267
Ultragenyx Pharmaceutical, Inc.(a)	53,540	2,642,734
UroGen Pharma Ltd.(a)	20,705	204,980
Vaxcyte, Inc.(a)	53,247	2,636,791
Veracyte, Inc.(a)(b)	365,566	9,460,848
Vericel Corp.(a)	59,888	1,923,603
Vir Biotechnology, Inc.(a)	217,682	5,805,579
Vor BioPharma, Inc.(a)(b)	2,295	10,787
Voyager Therapeutics, Inc.(a)(b)	52,831	601,745
Xencor, Inc.(a)(b)	74,904	2,029,898

		296,824,240

Building Products — 1.3%
AAON, Inc.	25,656	2,222,066
Apogee Enterprises, Inc.	63,446	2,341,792
Builders FirstSource, Inc.(a)	6,138	711,701
Caesarstone Ltd.	37,444	173,740
Gibraltar Industries, Inc.(a)	115,933	6,063,296
Janus International Group, Inc.(a)	390,457	3,447,735
JELD-WEN Holding, Inc.(a)	187,127	2,449,493
PGT Innovations, Inc.(a)(b)	86,136	2,142,202
UFP Industries, Inc.	338,765	26,457,547

		46,009,572

Capital Markets — 1.9%
Artisan Partners Asset Management, Inc., Class A	116,923	3,741,536
AssetMark Financial Holdings, Inc.(a)	109,215	3,066,757
Avantax, Inc.(a)	33,186	702,216
Cohen & Steers, Inc.	52,866	2,876,439
Federated Hermes, Inc., Class B	79,064	2,722,174
GCM Grosvenor, Inc., Class A	4,323	29,829
Greenhill & Co., Inc.	4,987	72,212
Hamilton Lane, Inc., Class A	116,686	7,924,146

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Houlihan Lokey, Inc., Class A	281,837	$24,607,188
Moelis & Co., Class A	104,676	3,964,080
StepStone Group, Inc., Class A	87,777	1,888,083
Stifel Financial Corp.	138,500	7,696,445
Victory Capital Holdings, Inc., Class A	236,654	7,329,174

		66,620,279

Chemicals — 1.2%
Alto Ingredients, Inc.(a)	20,776	41,760
Cabot Corp.	127,343	8,720,449
Ecovyst, Inc.(a)	75,394	756,956
HB Fuller Co.	51,656	3,251,229
Ingevity Corp.(a)(b)	55,616	2,624,519
Innospec, Inc.	46,332	4,279,223
Livent Corp.(a)	99,286	2,288,542
Quaker Chemical Corp.	38,824	7,369,183
Sensient Technologies Corp.	79,670	5,738,630
Stepan Co.	60,617	5,573,733

		40,644,224

Commercial Services & Supplies — 0.4%
ACCO Brands Corp.	129,287	625,749
BrightView Holdings, Inc.(a)	529,298	3,493,367
CECO Environmental Corp.(a)	64,924	698,582
CoreCivic, Inc.(a)	225,721	1,945,715
Healthcare Services Group, Inc.	278,266	3,759,374
Interface, Inc., Class A	66,937	463,873
Li-Cycle Holdings Corp.(a)(b)	38,087	179,771
Steelcase, Inc., Class A	500,171	3,246,110

		14,412,541

Communications Equipment — 0.5%
Calix, Inc.(a)	209,487	9,764,189
Digi International, Inc.(a)	23,183	833,429
Extreme Networks, Inc.(a)	305,467	6,292,620
NETGEAR, Inc.(a)	68,837	965,783

		17,856,021

Construction & Engineering — 2.9%
API Group Corp.(a)(b)	324,473	7,333,090
Comfort Systems U.S.A., Inc.(b)	114,541	16,949,777
Concrete Pumping Holdings, Inc.(a)	14,948	103,739
Dycom Industries, Inc.(a)(b)	94,693	9,604,711
EMCOR Group, Inc.	221,894	36,577,007
Fluor Corp.(a)	55,753	1,480,799
Matrix Service Co.(a)	86,768	469,415
MYR Group, Inc.(a)	102,404	13,056,510
Primoris Services Corp.	230,116	6,167,109
Sterling Infrastructure, Inc.(a)	162,886	7,504,158
Tutor Perini Corp.(a)(b)	230,142	1,242,767

		100,489,082

Construction Materials — 0.1%
Summit Materials, Inc., Class A(a)	119,761	3,788,040

Consumer Finance — 0.9%
Enova International, Inc.(a)	241,153	11,218,438
EZCORP, Inc., Class A, NVS(a)	102,164	852,048
FirstCash Holdings, Inc.	89,155	8,785,334
LendingClub Corp.(a)	162,385	1,331,557
LendingTree, Inc.(a)	170,831	3,124,499
Oportun Financial Corp.(a)	49,135	281,543
PROG Holdings, Inc.(a)(b)	101,127	3,299,774
Regional Management Corp.	102,343	2,676,269

		31,569,462

Security	Shares	Value

Consumer Staples Distribution & Retail — 0.0%
SpartanNash Co.	23,694	$542,593

Containers & Packaging — 0.0%
Pactiv Evergreen, Inc.	6,382	44,802

Diversified Consumer Services — 1.1%
2U, Inc.(a)	34,561	138,244
American Public Education, Inc.(a)	75,029	375,895
Chegg, Inc.(a)	335,632	3,013,975
Duolingo, Inc., Class A(a)	35,350	5,287,300
Frontdoor, Inc.(a)	293,470	9,047,680
Laureate Education, Inc., Class A	1,365,427	16,521,667
OneSpaWorld Holdings Ltd.(a)	168,791	1,760,490

		36,145,251

Diversified REITs — 0.4%
Alexander & Baldwin, Inc.	100,108	1,833,979
American Assets Trust, Inc.	493,757	9,406,071
Armada Hoffler Properties, Inc.	150,856	1,665,450
Empire State Realty Trust, Inc., Class A	208,150	1,284,285

		14,189,785

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)(b)	237,914	2,831,177
EchoStar Corp., Class A(a)	271,141	4,275,894
IDT Corp., Class B(a)	36,501	1,109,265
Iridium Communications, Inc.	50,621	3,039,285
Liberty Latin America Ltd., Class A(a)	41,610	304,585
Liberty Latin America Ltd., Class C, NVS(a)	69,012	503,788
Ooma, Inc.(a)	427,083	5,688,745

		17,752,739

Electric Utilities — 0.3%
Portland General Electric Co.	201,945	9,840,780

Electrical Equipment — 1.0%
Allied Motion Technologies, Inc.	349	11,842
Atkore, Inc.(a)(b)	210,068	24,529,640
Bloom Energy Corp., Class A(a)(b)	493,890	6,776,171
EnerSys	1,690	164,386
LSI Industries, Inc.	69,858	812,449
Shoals Technologies Group, Inc., Class A(a)	40,524	951,909
SunPower Corp.(a)(b)	99,378	1,053,407
Sunrun, Inc.(a)	39,732	700,872
Thermon Group Holdings, Inc.(a)	14,667	336,461

		35,337,137

Electronic Equipment, Instruments & Components — 3.0%
Advanced Energy Industries, Inc.	5,144	504,884
Badger Meter, Inc.	654	90,167
Belden, Inc.	146,091	12,781,501
Benchmark Electronics, Inc.	197,688	4,667,414
ePlus, Inc.(a)	187,006	9,236,226
Fabrinet(a)	74,931	8,483,688
Insight Enterprises, Inc.(a)	135,149	18,274,848
Itron, Inc.(a)	3,927	265,976
Napco Security Technologies, Inc.	26,185	973,820
OSI Systems, Inc.(a)	51,405	6,117,709
PC Connection, Inc.	196,486	8,835,975
Plexus Corp.(a)	6,985	633,400
Sanmina Corp.(a)	546,905	29,007,841
ScanSource, Inc.(a)	134,514	3,868,623

		103,742,072

Energy Equipment & Services — 1.9%
Archrock, Inc.	512,848	4,615,632
Borr Drilling Ltd.(a)(b)	982,945	6,733,173

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
ChampionX Corp.	146,860	$3,709,684
Forum Energy Technologies, Inc.(a)	1,255	26,769
Helix Energy Solutions Group, Inc.(a)	279,762	1,756,905
Helmerich & Payne, Inc.	243,149	7,508,441
Liberty Energy, Inc., Class A	1,296,447	15,220,288
Nabors Industries Ltd.(a)	21,936	1,836,043
Newpark Resources, Inc.(a)	2,233	7,726
Oil States International, Inc.(a)	349,620	2,223,583
Patterson-UTI Energy, Inc.	926,728	9,026,331
ProPetro Holding Corp.(a)	1,361,507	9,081,252
Solaris Oilfield Infrastructure, Inc., Class A	147,456	1,080,852
U.S. Silica Holdings, Inc.(a)	283,923	3,216,848

		66,043,527

Entertainment — 0.1%
Cinemark Holdings, Inc.(a)	107,196	1,716,208
Eros Media World PLC, Class A(a)	23,977	5,035
IMAX Corp.(a)	6,824	118,328
Lions Gate Entertainment Corp., Class A(a)(b)	93,518	963,236
Marcus Corp.	32,975	503,858
Sciplay Corp., Class A(a)	62,608	1,213,969

		4,520,634

Financial Services — 2.2%
Burford Capital Ltd.	35,022	464,392
Essent Group Ltd.	453,541	20,032,906
Federal Agricultural Mortgage Corp., Class C, NVS	116,025	15,525,305
Marqeta, Inc., Class A(a)	774,455	3,709,640
Merchants Bancorp	40,606	928,253
MoneyGram International, Inc.(a)	87,484	961,449
NMI Holdings, Inc., Class A(a)	378,542	9,520,331
Paysafe Ltd.(a)	185,991	1,796,673
Radian Group, Inc.	75,658	1,932,305
Repay Holdings Corp., Class A(a)	328,432	2,078,975
Star Holdings(a)	18,592	288,176
StoneCo Ltd., Class A(a)	1,345,061	16,853,614

		74,092,019

Food Products — 1.2%
Cal-Maine Foods, Inc.	126,749	6,026,915
Hostess Brands, Inc., Class A(a)(b)	447,114	11,124,196
Lancaster Colony Corp.	55,358	10,882,276
Seneca Foods Corp., Class A(a)	12,659	585,352
Sovos Brands, Inc.(a)(b)	271,642	5,158,482
SunOpta, Inc.(a)	493,670	3,322,399
Vital Farms, Inc.(a)(b)	399,684	5,791,421
Whole Earth Brands, Inc., Class A(a)	21,862	63,181

		42,954,222

Gas Utilities — 0.9%
Brookfield Infrastructure Corp., Class A	249,351	11,495,081
New Jersey Resources Corp.	342,984	16,617,575
Spire, Inc.	70,261	4,536,753

		32,649,409

Ground Transportation — 0.3%
Covenant Logistics Group, Inc., Class A	141,404	5,397,391
Saia, Inc.(a)	14,799	4,205,284
Universal Logistics Holdings, Inc.	42	1,115

		9,603,790

Health Care Equipment & Supplies — 3.7%
Accuray, Inc.(a)	351,839	1,298,286
Alphatec Holdings, Inc.(a)	3,610	54,728
AngioDynamics, Inc.(a)	166,150	1,571,779
Artivion, Inc.(a)(b)	122,441	1,834,166

Security	Shares	Value

Health Care Equipment & Supplies (continued)
AtriCure, Inc.(a)	78,329	$3,522,455
Atrion Corp.	4,256	2,214,652
Axogen, Inc.(a)(b)	14,860	126,310
Axonics, Inc.(a)	3,241	156,832
Cerus Corp.(a)	258,159	552,460
Glaukos Corp.(a)	19,401	1,106,245
Haemonetics Corp.(a)	44,866	3,795,664
Heska Corp.(a)	14,997	1,795,591
Inari Medical, Inc.(a)	4,595	277,538
Inogen, Inc.(a)	20,646	217,402
Inspire Medical Systems, Inc.(a)	49,715	14,541,140
iRadimed Corp.	1,215	57,141
Lantheus Holdings, Inc.(a)	54,152	4,689,022
LeMaitre Vascular, Inc.	30,240	1,900,282
LivaNova PLC(a)	227,087	10,055,412
Merit Medical Systems, Inc.(a)(b)	394,709	32,524,022
Neogen Corp.(a)	51,379	898,619
NeuroPace, Inc.(a)	911	4,054
Nevro Corp.(a)	125,592	3,461,315
NuVasive, Inc.(a)	133,971	5,112,333
Omnicell, Inc.(a)	65,699	4,823,621
OraSure Technologies, Inc.(a)	567,337	2,853,705
Orthofix Medical, Inc.(a)	20,496	383,070
Paragon 28, Inc.(a)	21,469	386,013
Shockwave Medical, Inc.(a)	50,449	13,878,015
SI-BONE, Inc.(a)	28,215	710,454
STAAR Surgical Co.(a)	59,696	3,463,562
Tactile Systems Technology, Inc.(a)	269,889	5,673,067
Varex Imaging Corp.(a)	214,678	4,731,503

		128,670,458

Health Care Providers & Services — 2.3%
23andMe Holding Co., Class A(a)	37,161	71,349
Accolade, Inc.(a)(b)	92,820	1,117,553
Addus HomeCare Corp.(a)	11,427	1,030,144
Alignment Healthcare, Inc.(a)	83,916	492,587
Aveanna Healthcare Holdings, Inc.(a)	142,707	168,394
Brookdale Senior Living, Inc.(a)	280,102	966,352
CorVel Corp.(a)	10,005	1,955,377
Cross Country Healthcare, Inc.(a)(b)	32,718	834,309
Ensign Group, Inc.	190,832	16,909,624
HealthEquity, Inc.(a)	216,778	11,879,434
Hims & Hers Health, Inc., Class A(a)	54,817	490,064
Joint Corp.(a)	29,560	419,161
National HealthCare Corp.	7,356	446,509
NeoGenomics, Inc.(a)	174,819	3,003,390
OPKO Health, Inc.(a)(b)	771,912	1,072,958
Option Care Health, Inc.(a)	617,172	17,003,089
Pediatrix Medical Group, Inc.(a)	1,990	26,467
PetIQ, Inc., Class A(a)(b)	49,355	628,289
Privia Health Group, Inc.(a)(b)	286,121	7,138,719
Progyny, Inc.(a)(b)	307,060	11,437,985
Viemed Healthcare, Inc.(a)	191,743	1,827,311

		78,919,065

Health Care REITs — 0.0%
Diversified Healthcare Trust	321,411	437,119

Health Care Technology — 0.9%
American Well Corp., Class A(a)	1,209,527	2,673,055
Evolent Health, Inc., Class A(a)	276,208	8,048,701
Health Catalyst, Inc.(a)	236,147	2,659,015
HealthStream, Inc.	31,481	724,693
NextGen Healthcare, Inc.(a)	115,752	1,802,259

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Phreesia, Inc.(a)	113,839	$3,417,447
Sharecare, Inc., Class A(a)	71,693	106,822
Veradigm, Inc.(a)	868,772	10,234,134

		29,666,126

Hotel & Resort REITs — 1.1%
Apple Hospitality REIT, Inc.	444,991	6,465,719
Braemar Hotels & Resorts, Inc.	2,078,595	8,501,454
Chatham Lodging Trust	147,940	1,389,157
Hersha Hospitality Trust, Class A	198,072	1,146,837
RLJ Lodging Trust	994,253	10,220,921
Ryman Hospitality Properties, Inc.	121,028	11,101,898
Summit Hotel Properties, Inc.	24,848	162,754

		38,988,740

Hotels, Restaurants & Leisure — 2.9%
Accel Entertainment, Inc., Class A(a)	225,297	2,102,021
Bally’s Corp.(a)(b)	217,542	2,956,396
BJ’s Restaurants, Inc.(a)	150,735	4,488,888
Carrols Restaurant Group, Inc.(a)	133,550	734,525
Chuy’s Holdings, Inc.(a)	963	35,477
Dave & Buster’s Entertainment, Inc.(a)(b)	219,154	7,045,801
El Pollo Loco Holdings, Inc.	145,520	1,330,053
Everi Holdings, Inc.(a)(b)	110,074	1,530,029
Fiesta Restaurant Group, Inc.(a)	710	5,105
Hilton Grand Vacations, Inc.(a)(b)	400,987	17,142,194
Monarch Casino & Resort, Inc.	78,987	5,125,467
Noodles & Co., Class A(a)	5,195	17,403
Papa John’s International, Inc.	90,358	6,334,999
PlayAGS, Inc.(a)	117,959	629,901
Red Rock Resorts, Inc., Class A	4,677	213,224
Ruth’s Hospitality Group, Inc.	4,749	101,771
Shake Shack, Inc., Class A(a)	43,746	2,894,673
Texas Roadhouse, Inc.	199,299	21,504,362
Wingstop, Inc.	123,663	24,653,456

		98,845,745

Household Durables — 1.6%
Century Communities, Inc.	49,545	3,152,548
Ethan Allen Interiors, Inc.	167,391	4,189,797
GoPro, Inc., Class A(a)	235,993	991,171
Hooker Furnishings Corp.	29,218	433,887
Installed Building Products, Inc.	184,075	19,243,201
iRobot Corp.(a)	40,925	1,450,791
La-Z-Boy, Inc.	90,532	2,419,015
Skyline Champion Corp.(a)	21,737	1,263,572
Taylor Morrison Home Corp., Class A(a)	378,338	16,052,881
Tri Pointe Homes, Inc.(a)(b)	155,491	4,541,892
Universal Electronics, Inc.(a)	2,657	21,442

		53,760,197

Household Products — 0.3%
Central Garden & Pet Co.(a)	15,079	547,368
Central Garden & Pet Co., Class A, NVS(a)	240,842	8,272,923
Oil-Dri Corp. of America	1,758	66,751

		8,887,042

Independent Power and Renewable Electricity Producers — 1.3%
Brookfield Renewable Corp., Class A	161,541	5,424,547
Clearway Energy, Inc., Class A	605,422	16,636,996
Clearway Energy, Inc., Class C	800,102	22,986,930
Spruce Power Holding Corp.(a)	883	663
Sunnova Energy International, Inc.(a)	30,509	538,789

		45,587,925

Security	Shares	Value

Industrial REITs — 0.8%
First Industrial Realty Trust, Inc.	115,739	$6,016,113
Industrial Logistics Properties Trust	199,166	360,491
Terreno Realty Corp.	350,055	21,468,873

		27,845,477

Insurance — 2.0%
Ambac Financial Group, Inc.(a)	209,580	2,919,449
Argo Group International Holdings Ltd.	48,496	1,421,418
CNO Financial Group, Inc.	387,564	8,414,014
Crawford & Co., Class A, NVS	2,074	20,491
Donegal Group, Inc., Class A	115,034	1,654,189
eHealth, Inc.(a)	165,028	1,104,037
Enstar Group Ltd.(a)	548	128,988
Genworth Financial, Inc., Class A(a)(b)	537,380	2,874,983
Goosehead Insurance, Inc., Class A(a)	31,069	1,714,387
Heritage Insurance Holdings, Inc.	132,072	583,758
Kinsale Capital Group, Inc.	84,571	25,623,322
MBIA, Inc.(a)	68,505	545,300
Mercury General Corp.	403,020	12,094,630
NI Holdings, Inc.(a)	208	2,850
Oscar Health, Inc., Class A(a)	794,337	5,830,434
Selective Insurance Group, Inc.	10,763	1,041,105
Selectquote, Inc.(a)	228,116	364,986
Tiptree, Inc.	11,778	155,352
United Fire Group, Inc.	33,775	725,487
Universal Insurance Holdings, Inc.	20,547	294,849

		67,514,029

Interactive Media & Services — 1.8%
Bumble, Inc., Class A(a)	676,724	10,353,877
Cargurus, Inc., Class A(a)	147,447	2,770,529
DHI Group, Inc.(a)	13,808	50,537
Eventbrite, Inc., Class A(a)	692,160	5,025,082
EverQuote, Inc., Class A(a)(b)	97,431	887,596
Shutterstock, Inc.	419,001	20,853,680
TrueCar, Inc.(a)	239,959	542,307
Vimeo, Inc.(a)	1,100,723	4,039,653
Yelp, Inc.(a)	440,899	14,770,117
ZipRecruiter, Inc., Class A(a)(b)	152,597	2,360,676

		61,654,054

IT Services — 0.5%
Backblaze, Inc., Class A(a)	3,087	12,935
Brightcove, Inc.(a)	31,017	129,651
DigitalOcean Holdings, Inc.(a)	98,837	3,869,469
Fastly, Inc., Class A(a)	338,122	5,504,626
Grid Dynamics Holdings, Inc., Class A(a)	59,385	570,096
Hackett Group, Inc.	260,848	5,057,843
Information Services Group, Inc.	7,597	38,745
Perficient, Inc.(a)(b)	16,054	1,227,649
PFSweb, Inc.	2,866	12,381
Rackspace Technology, Inc.(a)	62,574	97,615
Squarespace, Inc., Class A(a)	48,810	1,434,526
Unisys Corp.(a)	41,411	162,745

		18,118,281

Leisure Products — 0.1%
Escalade, Inc.	103	1,197
MasterCraft Boat Holdings, Inc.(a)	58,247	1,543,546
Topgolf Callaway Brands Corp.(a)	131,563	2,245,780

		3,790,523

Life Sciences Tools & Services — 0.8%
AbCellera Biologics, Inc.(a)(b)	482,297	3,361,610
Adaptive Biotechnologies Corp.(a)	1,019,513	7,095,810

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Alpha Teknova, Inc.(a)	665	$2,553
BioLife Solutions, Inc.(a)	2,845	66,431
Codexis, Inc.(a)	408,209	902,142
CryoPort, Inc.(a)	25,348	466,657
Medpace Holdings, Inc.(a)	21,888	4,530,159
NanoString Technologies, Inc.(a)	315,312	1,857,188
Pacific Biosciences of California, Inc.(a)(b)	298,615	3,696,854
Personalis, Inc.(a)(b)	719,541	1,295,174
PhenomeX, Inc.(a)	270,366	189,256
Quanterix Corp.(a)	34,175	670,172
Quantum-Si, Inc., Class A(a)	94,983	143,424
Seer, Inc., Class A(a)	290,598	1,069,401
Singular Genomics Systems, Inc.(a)	130,459	137,634
SomaLogic, Inc., Class A(a)	165,038	500,065

		25,984,530

Machinery — 3.4%
Albany International Corp., Class A	1,410	119,737
Astec Industries, Inc.	114,588	4,223,714
CIRCOR International, Inc.(a)	18,407	533,435
Columbus McKinnon Corp.	17,243	629,025
Energy Recovery, Inc.(a)	44,194	1,052,259
EnPro Industries, Inc.	4,496	454,456
Federal Signal Corp.	2,760	146,252
Franklin Electric Co., Inc.	305,101	27,751,987
Gorman-Rupp Co.	1,130	27,041
John Bean Technologies Corp.	40,101	4,275,168
Kadant, Inc.	11,557	2,192,594
Kennametal, Inc.	298,847	7,447,267
Lindsay Corp.	20,590	2,425,502
Luxfer Holdings PLC	3,143	45,133
Manitowoc Co., Inc.(a)	490,002	7,031,529
Mueller Industries, Inc.	1,514	112,430
NN, Inc.(a)	1,027	1,807
SPX Technologies, Inc.(a)	136,757	10,442,764
Tennant Co.	1,592	116,375
Terex Corp.	316,042	14,654,868
Trinity Industries, Inc.	86,567	1,830,892
Wabash National Corp.	73,557	1,724,912
Watts Water Technologies, Inc., Class A	147,369	23,350,618
Xylem, Inc.	49,606	4,970,521

		115,560,286

Marine Transportation — 0.4%
Matson, Inc.	185,304	12,661,822

Media — 0.4%
Cardlytics, Inc.(a)	134,047	693,023
Clear Channel Outdoor Holdings, Inc.(a)	21,414	26,339
Entravision Communications Corp., Class A	330,956	1,366,848
EW Scripps Co., Class A, NVS(a)	198,653	1,565,386
Gray Television, Inc.	48,110	338,213
iHeartMedia, Inc., Class A(a)(b)	134,263	318,203
PubMatic, Inc., Class A(a)	4,708	82,625
TEGNA, Inc.	339,947	5,265,779
Thryv Holdings, Inc.(a)	141,725	3,302,193
Townsquare Media, Inc., Class A	77	742
WideOpenWest, Inc.(a)	21,344	162,215

		13,121,566

Metals & Mining — 1.8%
Arconic Corp.(a)	37,868	1,094,764
ATI, Inc.(a)	3,572	123,520
Atlas Lithium Corp.(a)(b)	5,904	125,991
Coeur Mining, Inc.(a)	1,752,026	5,256,078

Security	Shares	Value

Metals & Mining (continued)
Commercial Metals Co.	679,945	$29,067,649
Constellium SE, Class A(a)	540,048	8,046,715
Hecla Mining Co.(b)	179,071	954,448
Kaiser Aluminum Corp.	15,159	915,603
Materion Corp.	7,615	764,089
Novagold Resources, Inc.(a)(b)	692,220	3,564,933
Olympic Steel, Inc.	18,702	782,118
Perpetua Resources Corp.(a)	2,158	9,862
PolyMet Mining Corp.(a)	25,026	34,286
Ryerson Holding Corp.	28,083	954,541
Schnitzer Steel Industries, Inc., Class A	271,081	7,457,438
SunCoke Energy, Inc.	80,059	543,601
Warrior Met Coal, Inc.	68,992	2,261,558

		61,957,194

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Arbor Realty Trust, Inc.(b)	1,037,928	13,088,272
BrightSpire Capital, Inc., Class A	12,653	74,906
Great Ajax Corp.	186,759	1,027,174
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,879	138,333
Ladder Capital Corp., Class A	194,856	1,856,978
Nexpoint Real Estate Finance, Inc.	3,180	42,262

		16,227,925

Multi-Utilities — 0.1%
Black Hills Corp.	20,053	1,222,230
Unitil Corp.	27,840	1,466,890

		2,689,120

Office REITs — 1.0%
Brandywine Realty Trust	272,474	1,062,649
Corporate Office Properties Trust	732,043	16,705,221
Hudson Pacific Properties, Inc.	289,324	1,351,143
Orion Office REIT, Inc.	106,198	589,399
Paramount Group, Inc.	2,524,005	10,954,182
Piedmont Office Realty Trust, Inc., Class A	389,631	2,427,401

		33,089,995

Oil, Gas & Consumable Fuels — 3.8%
Ardmore Shipping Corp.	389,893	4,565,647
California Resources Corp.	83,345	3,128,771
Callon Petroleum Co.(a)(b)	29,569	905,698
Chord Energy Corp.	36,087	5,161,885
Civitas Resources, Inc.	145,247	9,702,500
CVR Energy, Inc.	12,001	280,943
DHT Holdings, Inc.	616,165	4,738,309
Energy Fuels, Inc.(a)	122,348	719,406
Equitrans Midstream Corp.	6,811	58,098
Evolution Petroleum Corp.	225,547	1,768,289
International Seaways, Inc.	53,086	1,913,750
Magnolia Oil & Gas Corp., Class A	1,131,345	21,868,899
Matador Resources Co.	196,741	8,650,702
Murphy Oil Corp.	546,059	19,002,853
Navigator Holdings Ltd.(a)(b)	4,014	51,459
Nordic American Tankers Ltd.	580,694	2,038,236
Ovintiv, Inc.	92,935	3,073,360
PBF Energy, Inc., Class A	118,058	4,345,715
Scorpio Tankers, Inc.	85,130	3,896,400
SFL Corp. Ltd.	34,956	299,923
SM Energy Co.	793,309	20,856,094
Teekay Tankers Ltd., Class A	66,402	2,399,104
World Fuel Services Corp.	480,172	10,981,534

		130,407,575

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Passenger Airlines — 0.2%
Allegiant Travel Co.(a)(b)	10,902	$1,062,836
Hawaiian Holdings, Inc.(a)	146,006	1,169,508
SkyWest, Inc.(a)	100,238	2,998,119
Spirit Airlines, Inc.	167,053	2,540,876

		7,771,339

Personal Care Products — 0.8%
BellRing Brands, Inc.(a)	49,614	1,816,865
elf Beauty, Inc.(a)	227,854	23,701,373
Nature’s Sunshine Products, Inc.(a)	1,259	14,076
USANA Health Sciences, Inc.(a)	19,817	1,202,297

		26,734,611

Pharmaceuticals — 2.6%
Aclaris Therapeutics, Inc.(a)	70,403	587,865
Amphastar Pharmaceuticals, Inc.(a)(b)	111,639	4,953,422
Arvinas, Inc.(a)(b)	164,039	3,580,971
Atea Pharmaceuticals, Inc.(a)	572,478	2,284,187
Collegium Pharmaceutical, Inc.(a)	123,836	2,733,061
Corcept Therapeutics, Inc.(a)(b)	497,240	11,680,168
Edgewise Therapeutics, Inc.(a)	46,540	470,985
Endo International PLC(a)	724,513	25,358
Harmony Biosciences Holdings, Inc.(a)	253,885	8,779,343
Intra-Cellular Therapies, Inc.(a)	115,545	6,861,062
Ligand Pharmaceuticals, Inc.(a)	15,740	1,103,059
Marinus Pharmaceuticals, Inc.(a)	22,422	159,420
Mind Medicine MindMed, Inc.(a)	16,675	59,030
Nektar Therapeutics(a)(b)	1,114,105	646,292
NGM Biopharmaceuticals, Inc.(a)	269,818	817,549
Nuvation Bio, Inc., Class A(a)	520,442	843,116
Pacira BioSciences, Inc.(a)(b)	130,291	4,954,967
Prestige Consumer Healthcare, Inc.(a)	351,003	20,087,902
Revance Therapeutics, Inc.(a)	41,242	1,260,356
Scilex Holding Co. (Acquired 03/05/21 - 01/09/23, cost $9,826,744), NVS(a)(b)(d)	430,177	2,493,431
Supernus Pharmaceuticals, Inc.(a)(b)	382,387	12,672,305
Tarsus Pharmaceuticals, Inc.(a)	46,878	785,207
Xeris Biopharma Holdings, Inc.(a)(b)	201,668	516,270

		88,355,326

Professional Services — 3.4%
ASGN, Inc.(a)	19,545	1,278,829
Conduent, Inc.(a)	1,042,091	3,157,536
CSG Systems International, Inc.	122,883	5,895,926
ExlService Holdings, Inc.(a)	164,534	24,834,762
Exponent, Inc.	139,300	12,720,876
Franklin Covey Co.(a)	85,261	3,147,836
Insperity, Inc.	421,834	46,705,461
KBR, Inc.	126,380	7,458,948
Kelly Services, Inc., Class A, NVS	158,609	2,772,485
Kforce, Inc.	152,159	8,762,837
Paylocity Holding Corp.(a)(b)	6,091	1,052,220
ShiftPixy, Inc.(a)	56	115

		117,787,831

Real Estate Management & Development — 0.4%
Compass, Inc., Class A(a)	236,904	876,545
eXp World Holdings, Inc.	38,744	596,270
FRP Holdings, Inc.(a)	30,057	1,587,310
Marcus & Millichap, Inc.	247,795	7,272,783
RMR Group, Inc., Class A	212,921	4,584,189

		14,917,097

Residential REITs — 0.4%
Bluerock Homes Trust, Inc., Class A(a)	4,196	67,136

Security	Shares	Value

Residential REITs (continued)
Elme Communities	136,486	$2,062,303
Independence Realty Trust, Inc.	329,522	5,690,845
NexPoint Residential Trust, Inc.	115,916	4,757,193

		12,577,477

Retail REITs — 1.3%
Acadia Realty Trust	722,377	9,296,992
Kite Realty Group Trust	1,283,719	24,955,497
Macerich Co.	323,282	3,116,438
Phillips Edison & Co., Inc.	132,261	3,836,892
RPT Realty	208,486	1,943,090

		43,148,909

Semiconductors & Semiconductor Equipment — 3.1%
Ambarella, Inc.(a)	114,830	8,304,506
Amkor Technology, Inc.	486,028	12,043,774
Axcelis Technologies, Inc.(a)	117,586	18,525,674
FormFactor, Inc.(a)	114,712	3,589,338
Ichor Holdings Ltd.(a)	66,431	2,012,859
inTEST Corp.(a)	2,850	58,710
Lattice Semiconductor Corp.(a)(b)	212,642	17,289,921
MaxLinear, Inc.(a)	272,472	7,958,907
Photronics, Inc.(a)	144,013	3,057,396
Power Integrations, Inc.	50,353	4,350,499
Rambus, Inc.(a)	42,918	2,745,035
Semtech Corp.(a)(b)	433,632	9,427,160
Silicon Laboratories, Inc.(a)	93,733	13,185,421
Synaptics, Inc.(a)	40,816	3,511,809

		106,061,009

Software — 5.7%
8x8, Inc.(a)	356,485	1,454,459
ACI Worldwide, Inc.(a)	494,123	11,270,946
Alarm.com Holdings, Inc.(a)	74,128	3,722,708
Appfolio, Inc., Class A(a)	48,137	6,890,812
Asana, Inc., Class A(a)(b)	241,201	5,759,880
BlackLine, Inc.(a)	105,192	5,477,347
Box, Inc., Class A(a)(b)	409,694	11,541,080
Cerence, Inc.(a)	37,444	1,067,903
Cleanspark, Inc.(a)	3,805	16,323
Clear Secure, Inc., Class A	72,224	1,784,655
CommVault Systems, Inc.(a)	9,827	684,844
Domo, Inc., Class B(a)	303,396	4,080,676
eGain Corp.(a)	1,996	14,471
EngageSmart, Inc.(a)	331,238	6,286,897
Everbridge, Inc.(a)	245,021	5,885,404
Expensify, Inc., Class A(a)	71,449	494,427
Intapp, Inc.(a)	44,021	1,860,768
Kaleyra, Inc.(a)(b)	5,344	14,856
LivePerson, Inc.(a)(b)	630,275	2,319,412
LiveRamp Holdings, Inc.(a)	249,139	6,064,043
MicroStrategy, Inc., Class A(a)	7,672	2,314,105
Model N, Inc.(a)	253,541	8,093,029
PagerDuty, Inc.(a)	455,043	12,381,720
PowerSchool Holdings, Inc., Class A(a)	49,534	938,174
PROS Holdings, Inc.(a)	216,103	6,552,243
Q2 Holdings, Inc.(a)	514,583	14,984,657
Rapid7, Inc.(a)	284,609	13,581,541
SEMrush Holdings, Inc., Class A(a)(b)	179,547	1,366,353
Sprout Social, Inc., Class A(a)(b)	106,523	4,613,511
SPS Commerce, Inc.(a)(b)	27,161	4,231,684
Stronghold Digital Mining, Inc., Class A(a)	3,728	23,337
Telos Corp.(a)	15,975	51,280
Tenable Holdings, Inc.(a)(b)	387,245	15,873,173

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Upland Software, Inc.(a)	73,172	$205,613
Varonis Systems, Inc.(a)	546,898	14,372,479
Verint Systems, Inc.(a)(b)	190,601	6,838,764
Vertex, Inc., Class A(a)	9,368	205,909
Workiva, Inc., Class A(a)	32,454	3,143,494
Yext, Inc.(a)	648,608	5,960,708
Zeta Global Holdings Corp., Class A(a)	116,036	1,046,645
Zuora, Inc., Class A(a)	299,575	3,232,414

		196,702,744

Specialized REITs — 0.6%
Outfront Media, Inc.	1,525,757	21,848,840

Specialty Retail — 3.4%
1-800-Flowers.com, Inc., Class A(a)	384,080	3,118,730
Aaron’s Co., Inc.	185,251	2,267,472
Abercrombie & Fitch Co., Class A(a)	102,372	3,176,603
Academy Sports & Outdoors, Inc.	88,812	4,348,235
American Eagle Outfitters, Inc.	763,984	7,769,717
Arko Corp., Class A	9,398	68,135
Chico’s FAS, Inc.(a)(b)	843,619	3,830,030
Conn’s, Inc.(a)(b)	363,327	1,475,108
Container Store Group, Inc.(a)	88,112	216,756
Foot Locker, Inc.	229,119	5,801,293
Group 1 Automotive, Inc.	90,948	20,327,787
Haverty Furniture Cos., Inc.	86,417	2,280,545
Lulu’s Fashion Lounge Holdings, Inc.(a)	163	396
Murphy U.S.A., Inc.(b)	64,835	17,921,691
Overstock.com, Inc.(a)	421,153	7,888,196
Signet Jewelers Ltd.	112,328	7,131,705
Sonic Automotive, Inc., Class A	87,607	3,630,434
Stitch Fix, Inc., Class A(a)(b)	747,600	2,683,884
Urban Outfitters, Inc.(a)(b)	690,124	21,269,622
Warby Parker, Inc., Class A(a)(b)	87,759	966,227
Winmark Corp.	654	213,197

		116,385,763

Technology Hardware, Storage & Peripherals — 0.5%
Avid Technology, Inc.(a)	69,345	1,664,280
Super Micro Computer, Inc.(a)(b)	45,452	10,178,975
Xerox Holdings Corp.	381,369	5,365,862

		17,209,117

Textiles, Apparel & Luxury Goods — 0.5%
Crocs, Inc.(a)	141,684	15,908,280
Ermenegildo Zegna NV	75,128	854,957
Fossil Group, Inc.(a)	2,105	4,273
Oxford Industries, Inc.	20,925	2,091,244

		18,858,754

Tobacco — 0.1%
Turning Point Brands, Inc.	105,255	2,204,040

Trading Companies & Distributors — 2.9%
Applied Industrial Technologies, Inc.	121,266	14,910,867
Boise Cascade Co.	76,714	5,509,600
GATX Corp.	110,984	13,197,107
Global Industrial Co.	16,918	420,920
GMS, Inc.(a)	60,125	3,807,716
H&E Equipment Services, Inc.	70,594	2,538,560
Herc Holdings, Inc.	152,703	15,487,138
McGrath RentCorp.	152,109	13,508,800

Security	Shares	Value

Trading Companies & Distributors (continued)
MRC Global, Inc.(a)	145,117	$1,261,066
NOW, Inc.(a)	134,730	1,197,750
Rush Enterprises, Inc., Class A	529,029	27,652,346
Rush Enterprises, Inc., Class B	188	10,940
Titan Machinery, Inc.(a)	73,299	1,850,800

		101,353,610

Water Utilities — 0.1%
California Water Service Group	31,929	1,817,079

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	232,082	1,550,308
United States Cellular Corp.(a)(b)	20,334	290,776

		1,841,084

Total Common Stocks — 99.1% (Cost: $3,661,998,796)		3,409,409,221

Rights

Biotechnology — 0.0%
Flexion Therapeutics, Inc., CVR(a)(c)	73,745	38,347
Radius Health, Inc., CVR(a)(c)	72,193	5,776

		44,123

Paper & Forest Products — 0.0%
Resolute Forest Products, Inc.,, CVR(a)(c)	72,036	102,291

Pharmaceuticals — 0.0%
Ipsen SA, CVR(a)(b)(c)	28,456	88,498

Total Rights — 0.0% (Cost: $ —)		234,912

Total Long-Term Investments — 99.1% (Cost: $3,661,998,796)		3,409,644,133

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	32,705,335	32,705,335
SL Liquidity Series, LLC, Money Market Series, 5.32%(e)(f)(g)	99,134,034	99,134,034

Total Short-Term Securities — 3.8% (Cost: $131,787,718)		131,839,369

Total Investments — 102.9% (Cost: $3,793,786,514)		3,541,483,502

Liabilities in Excess of Other Assets — (2.9)%		(99,307,719)

Net Assets — 100.0%		$3,442,175,783

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,493,431, representing 0.1% of its net assets as of period end, and an original cost of $9,826,744.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$80,626,304	$—	$(47,920,969	)(a)	$—	$—	$32,705,335	32,705,335	$1,202,928		$—
SL Liquidity Series, LLC, Money Market Series	161,949,528	—	(62,822,974	)(a)	(2,082)	9,562	99,134,034	99,134,034	1,158,211	(b)	—

					$(2,082)	$9,562	$131,839,369		$2,361,139		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	430	06/16/23	$37,664	$(271,500)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$271,500	$—	$—	$—	$271,500

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(4,805,742)	$—	$—	$—	$(4,805,742)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,130,512)	$—	$—	$—	$(3,130,512)

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$40,870,778

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$31,778,560	$—	$—	$31,778,560
Air Freight & Logistics	12,928,906	—	—	12,928,906
Automobile Components	65,908,294	—	—	65,908,294
Automobiles	8,275,448	—	—	8,275,448
Banks	213,174,502	—	—	213,174,502
Beverages	41,711,866	—	—	41,711,866
Biotechnology	296,823,930	310	—	296,824,240
Building Products	46,009,572	—	—	46,009,572
Capital Markets	66,620,279	—	—	66,620,279
Chemicals	40,644,224	—	—	40,644,224
Commercial Services & Supplies	14,412,541	—	—	14,412,541
Communications Equipment	17,856,021	—	—	17,856,021
Construction & Engineering	100,489,082	—	—	100,489,082
Construction Materials	3,788,040	—	—	3,788,040
Consumer Finance	31,569,462	—	—	31,569,462
Consumer Staples Distribution & Retail	542,593	—	—	542,593
Containers & Packaging	44,802	—	—	44,802
Diversified Consumer Services	36,145,251	—	—	36,145,251
Diversified REITs	14,189,785	—	—	14,189,785
Diversified Telecommunication Services	17,752,739	—	—	17,752,739
Electric Utilities	9,840,780	—	—	9,840,780
Electrical Equipment	35,337,137	—	—	35,337,137
Electronic Equipment, Instruments & Components	103,742,072	—	—	103,742,072
Energy Equipment & Services	66,043,527	—	—	66,043,527
Entertainment	4,520,634	—	—	4,520,634
Financial Services	74,092,019	—	—	74,092,019
Food Products	42,954,222	—	—	42,954,222
Gas Utilities	32,649,409	—	—	32,649,409
Ground Transportation	9,603,790	—	—	9,603,790
Health Care Equipment & Supplies	128,670,458	—	—	128,670,458
Health Care Providers & Services	78,919,065	—	—	78,919,065
Health Care REITs	437,119	—	—	437,119
Health Care Technology	29,666,126	—	—	29,666,126
Hotel & Resort REITs	38,988,740	—	—	38,988,740
Hotels, Restaurants & Leisure	98,845,745	—	—	98,845,745
Household Durables	53,760,197	—	—	53,760,197
Household Products	8,887,042	—	—	8,887,042
Independent Power and Renewable Electricity Producers	45,587,925	—	—	45,587,925
Industrial REITs	27,845,477	—	—	27,845,477
Insurance	67,514,029	—	—	67,514,029
Interactive Media & Services	61,654,054	—	—	61,654,054
IT Services	18,118,281	—	—	18,118,281
Leisure Products	3,790,523	—	—	3,790,523
Life Sciences Tools & Services	25,984,530	—	—	25,984,530
Machinery	115,560,286	—	—	115,560,286
Marine Transportation	12,661,822	—	—	12,661,822
Media	13,121,566	—	—	13,121,566
Metals & Mining	61,957,194	—	—	61,957,194

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Mortgage Real Estate Investment Trusts (REITs)	$16,227,925	$—	$—	$16,227,925
Multi-Utilities	2,689,120	—	—	2,689,120
Office REITs	33,089,995	—	—	33,089,995
Oil, Gas & Consumable Fuels	130,407,575	—	—	130,407,575
Passenger Airlines	7,771,339	—	—	7,771,339
Personal Care Products	26,734,611	—	—	26,734,611
Pharmaceuticals	85,861,895	2,493,431	—	88,355,326
Professional Services	117,787,831	—	—	117,787,831
Real Estate Management & Development	14,917,097	—	—	14,917,097
Residential REITs	12,577,477	—	—	12,577,477
Retail REITs	43,148,909	—	—	43,148,909
Semiconductors & Semiconductor Equipment	106,061,009	—	—	106,061,009
Software	196,702,744	—	—	196,702,744
Specialized REITs	21,848,840	—	—	21,848,840
Specialty Retail	116,385,763	—	—	116,385,763
Technology Hardware, Storage & Peripherals	17,209,117	—	—	17,209,117
Textiles, Apparel & Luxury Goods	18,858,754	—	—	18,858,754
Tobacco	2,204,040	—	—	2,204,040
Trading Companies & Distributors	101,353,610	—	—	101,353,610
Water Utilities	1,817,079	—	—	1,817,079
Wireless Telecommunication Services	1,841,084	—	—	1,841,084
Rights	—	5,776	229,136	234,912
Short-Term Securities
Money Market Funds	32,705,335	—	—	32,705,335

	$3,439,620,815	$2,499,517	$229,136	3,442,349,468

Investments valued at NAV(a)				99,134,034

				$3,541,483,502

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(271,500)	$—	$—	$(271,500)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Axon Enterprise, Inc.(a)	42,262	$8,152,763
General Dynamics Corp.	78,668	16,062,432
HEICO Corp., Class A	18,580	2,263,973
Lockheed Martin Corp.	15,415	6,844,414

		33,323,582

Automobile Components — 0.2%
Lear Corp.	34,526	4,234,959

Automobiles — 1.3%
General Motors Co.	526,737	17,071,546
Tesla, Inc.(a)	97,813	19,947,005

		37,018,551

Banks — 2.0%
Bank of America Corp.	997,952	27,733,086
Citigroup, Inc.	394,285	17,474,711
JPMorgan Chase & Co.	54,101	7,342,047
U.S. Bancorp	44,413	1,327,949
Wells Fargo & Co.	28,369	1,129,370

		55,007,163

Beverages — 2.2%
Coca-Cola Co.	145,945	8,707,079
PepsiCo, Inc.	284,789	51,931,274

		60,638,353

Biotechnology — 2.0%
AbbVie, Inc.	14,419	1,989,245
Amgen, Inc.	95,989	21,179,973
Gilead Sciences, Inc.	72,519	5,579,612
Horizon Therapeutics PLC(a)	16,087	1,609,183
Incyte Corp.(a)	109,594	6,745,511
Neurocrine Biosciences, Inc.(a)	15,395	1,378,314
Regeneron Pharmaceuticals, Inc.(a)	13,742	10,108,065
Seagen, Inc.(a)	5,392	1,055,214
Ultragenyx Pharmaceutical, Inc.(a)	141,377	6,978,369

		56,623,486

Broadline Retail — 3.3%
Amazon.com, Inc.(a)	566,891	68,355,717
Coupang, Inc., Class A(a)	22,992	358,675
eBay, Inc.	484,090	20,593,188
Etsy, Inc.(a)	64,293	5,210,948

		94,518,528

Building Products — 0.8%
Allegion PLC	120,107	12,580,007
Trane Technologies PLC	53,925	8,802,178

		21,382,185

Capital Markets — 1.8%
Bank of New York Mellon Corp.	460,488	18,511,618
Cboe Global Markets, Inc.	15,429	2,043,108
Intercontinental Exchange, Inc.	24,817	2,629,361
Nasdaq, Inc.	71,327	3,947,950
S&P Global, Inc.	62,087	22,812,626
Tradeweb Markets, Inc., Class A	13,512	904,628

		50,849,291

Chemicals — 1.2%
Ecolab, Inc.	208,868	34,473,663
LyondellBasell Industries NV, Class A	2,989	255,679

		34,729,342

Security	Shares	Value

Commercial Services & Supplies — 0.5%
Cintas Corp.	32,178	$15,192,521

Communications Equipment — 0.1%
Juniper Networks, Inc.	75,802	2,302,107

Construction & Engineering — 0.7%
AECOM	231,121	18,038,994
Valmont Industries, Inc.	10,687	2,802,879

		20,841,873

Construction Materials — 0.0%
Vulcan Materials Co.	3,452	674,866

Consumer Finance — 1.4%
American Express Co.	222,917	35,345,719
Synchrony Financial	160,653	4,973,817

		40,319,536

Consumer Staples Distribution & Retail — 1.7%
Walmart, Inc.	334,172	49,079,842

Electric Utilities — 0.3%
IDACORP, Inc.	10,705	1,114,069
PPL Corp.	82,894	2,171,823
Xcel Energy, Inc.	73,773	4,816,639

		8,102,531

Electrical Equipment — 0.8%
AMETEK, Inc.	46,801	6,789,421
Eaton Corp. PLC	95,194	16,744,625

		23,534,046

Electronic Equipment, Instruments & Components — 0.8%
Flex Ltd.(a)	864,365	21,946,227

Energy Equipment & Services — 0.0%
Halliburton Co.	28,307	810,996

Entertainment — 0.1%
Electronic Arts, Inc.	10,021	1,282,688
Warner Bros Discovery, Inc., Class A(a)	67,202	758,039

		2,040,727

Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B(a)	28,068	9,012,073
Block, Inc., Class A(a)	81,694	4,933,501
Mastercard, Inc., Class A	50,395	18,395,183
PayPal Holdings, Inc.(a)	300,511	18,628,677
Visa, Inc., Class A	101,566	22,449,133
WEX, Inc.(a)	2,771	459,570

		73,878,137

Food Products — 2.2%
Archer-Daniels-Midland Co.	293,027	20,702,357
Hershey Co.	128,268	33,311,200
J M Smucker Co.	63,718	9,340,422

		63,353,979

Ground Transportation — 0.1%
Lyft, Inc., Class A(a)	181,949	1,641,180
Ryder System, Inc.	3,538	278,900
Schneider National, Inc., Class B	50,703	1,314,222
Uber Technologies, Inc.(a)	17,615	668,137

		3,902,439

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	204,702	20,879,604
Boston Scientific Corp.(a)	772,237	39,754,761

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
IDEXX Laboratories, Inc.(a)	15,399	$7,156,993
Stryker Corp.	21,406	5,899,065

		73,690,423

Health Care Providers & Services — 4.9%
Cigna Group	129,262	31,980,711
CVS Health Corp.	548,127	37,289,080
Elevance Health, Inc.	69,662	31,196,037
UnitedHealth Group, Inc.	79,275	38,625,951

		139,091,779

Health Care Technology — 0.3%
Teladoc Health, Inc.(a)	374,958	8,680,278

Hotel & Resort REITs — 0.0%
RLJ Lodging Trust	56	576

Hotels, Restaurants & Leisure — 1.7%
Caesars Entertainment, Inc.(a)	256,681	10,526,488
Darden Restaurants, Inc.	53,117	8,420,107
McDonald’s Corp.	22,803	6,501,363
MGM Resorts International	61,616	2,420,893
Starbucks Corp.	11,095	1,083,316
Travel + Leisure Co.	379,512	13,840,802
Yum! Brands, Inc.	37,378	4,810,175

		47,603,144

Household Durables — 0.2%
Taylor Morrison Home Corp., Class A(a)	20,061	851,188
TopBuild Corp.(a)	10,339	2,084,963
Whirlpool Corp.	17,454	2,256,628

		5,192,779

Household Products — 1.8%
Kimberly-Clark Corp.	226,591	30,426,639
Procter & Gamble Co.	144,186	20,546,505

		50,973,144

Industrial Conglomerates — 1.3%
Honeywell International, Inc.	186,202	35,676,303

Industrial REITs — 0.2%
Prologis, Inc.	35,309	4,397,736

Insurance — 3.4%
Allstate Corp.	40,919	4,437,666
American Financial Group, Inc.	4,404	494,437
Everest Re Group Ltd.	9,099	3,093,842
Marsh & McLennan Cos., Inc.	175,456	30,385,470
MetLife, Inc.	721,142	35,732,586
Travelers Cos., Inc.	129,474	21,912,180

		96,056,181

Interactive Media & Services — 6.3%
Alphabet, Inc., Class A(a)	593,184	72,884,518
Alphabet, Inc., Class C, NVS(a)	380,440	46,934,883
Match Group, Inc.(a)	85,467	2,948,611
Meta Platforms, Inc., Class A(a)	178,436	47,235,578
Pinterest, Inc., Class A(a)	160,203	3,835,260
Snap, Inc., Class A, NVS(a)	423,063	4,315,243

		178,154,093

IT Services — 0.6%
Accenture PLC, Class A	26,221	8,021,528
Gartner, Inc.(a)	12,528	4,295,350
VeriSign, Inc.(a)	25,633	5,724,362

		18,041,240

Security	Shares	Value

Life Sciences Tools & Services — 2.3%
Agilent Technologies, Inc.	264,748	$30,623,401
Bruker Corp.	9,843	680,151
Danaher Corp.	126,775	29,110,076
Thermo Fisher Scientific, Inc.	6,761	3,437,698

		63,851,326

Machinery — 3.8%
Cummins, Inc.	19,292	3,943,478
Deere & Co.	100,717	34,846,068
Illinois Tool Works, Inc.	161,653	35,358,361
Snap-on, Inc.	22,753	5,662,311
Timken Co.	108,872	7,789,791
Xylem, Inc.	201,227	20,162,946

		107,762,955

Media — 1.3%
Comcast Corp., Class A	215,061	8,462,650
Fox Corp., Class A, NVS	906,851	28,293,751
Fox Corp., Class B	11,766	343,685

		37,100,086

Metals & Mining — 0.2%
Commercial Metals Co.	6,468	276,507
Steel Dynamics, Inc.	47,501	4,365,342

		4,641,849

Multi-Utilities — 1.0%
DTE Energy Co.	250,833	26,989,631

Oil, Gas & Consumable Fuels — 3.0%
Cheniere Energy, Inc.	8,739	1,221,450
Chevron Corp.	342,954	51,655,732
ConocoPhillips	137,130	13,617,009
EOG Resources, Inc.	78,993	8,475,159
Phillips 66	25,063	2,296,021
Pioneer Natural Resources Co.	11,235	2,240,708
Targa Resources Corp.	3,659	248,995
Valero Energy Corp.	28,463	3,046,680
Williams Cos., Inc.	111,621	3,199,058

		86,000,812

Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co.	639,833	41,230,839
Johnson & Johnson	49,666	7,701,210
Merck & Co., Inc.	34,152	3,770,722
Pfizer, Inc.	289,611	11,011,010

		63,713,781

Professional Services — 0.3%
Automatic Data Processing, Inc.	23,998	5,015,342
Insperity, Inc.	27,097	3,000,180
Paycom Software, Inc.	3,625	1,015,471

		9,030,993

Residential REITs — 0.4%
Equity Residential	199,209	12,111,907

Retail REITs — 1.0%
Brixmor Property Group, Inc.	196,730	3,940,502
Simon Property Group, Inc.	220,296	23,164,124

		27,104,626

Semiconductors & Semiconductor Equipment — 6.3%
Analog Devices, Inc.	159,802	28,395,217
Applied Materials, Inc.	180,951	24,120,768
Intel Corp.	676,562	21,271,109
Lattice Semiconductor Corp.(a)	41,834	3,401,523
MaxLinear, Inc.(a)	16,605	485,032

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	260,443	$98,536,005
NXP Semiconductors NV	4,586	821,353
QUALCOMM, Inc.	17,312	1,963,354

		178,994,361

Software — 12.4%
Adobe, Inc.(a)	86,204	36,015,169
Autodesk, Inc.(a)	11,772	2,347,219
Fortinet, Inc.(a)	90,224	6,165,006
InterDigital, Inc.	7	581
Intuit, Inc.	10,734	4,498,834
Manhattan Associates, Inc.(a)	75,814	13,754,176
Microsoft Corp.	626,218	205,643,729
RingCentral, Inc., Class A(a)	213,566	7,410,740
Salesforce, Inc.(a)	143,073	31,959,647
ServiceNow, Inc.(a)	23,467	12,784,352
Splunk, Inc.(a)	111,552	11,075,998
Synopsys, Inc.(a)	2,414	1,098,273
Teradata Corp.(a)	7,724	361,947
VMware, Inc., Class A(a)	15,527	2,116,175
Workday, Inc., Class A(a)	42,435	8,995,796
Zoom Video Communications, Inc., Class A(a)	83,960	5,636,235

		349,863,877

Specialized REITs — 0.7%
SBA Communications Corp.	89,351	19,816,265

Specialty Retail — 3.2%
Best Buy Co., Inc.	93,811	6,817,245
Dick’s Sporting Goods, Inc.	69,209	8,824,840
Five Below, Inc.(a)	30,191	5,208,551
Home Depot, Inc.	17,670	5,008,561
Lowe’s Cos., Inc.	86,281	17,353,698
Penske Automotive Group, Inc.(b)	43,203	5,971,519
TJX Cos., Inc.	521,258	40,027,402
Wayfair, Inc., Class A(a)	28,392	1,144,765

		90,356,581

Technology Hardware, Storage & Peripherals — 8.3%
Apple Inc.	1,108,887	196,550,221

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co.	2,267,764	$32,701,157
HP, Inc.	127,991	3,719,418

		232,970,796

Textiles, Apparel & Luxury Goods — 1.0%
Crocs, Inc.(a)	35,494	3,985,266
Lululemon Athletica, Inc.(a)	57,050	18,936,607
NIKE, Inc., Class B	2,918	307,149
Ralph Lauren Corp., Class A	44,688	4,750,781

		27,979,803

Trading Companies & Distributors — 0.9%
Univar Solutions, Inc.(a)	32,755	1,166,733
WW Grainger, Inc.	38,024	24,678,337

		25,845,070

Total Long-Term Investments — 99.0% (Cost: $2,284,628,593)		2,795,997,662

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(c)(d)	25,513,614	25,513,614
SL Liquidity Series, LLC, Money Market Series, 5.32%(c)(d)(e)	1,007,234	1,007,234

Total Short-Term Securities — 0.9% (Cost: $26,520,124)		26,520,848

Total Investments — 99.9% (Cost: $2,311,148,717)		2,822,518,510

Other Assets Less Liabilities — 0.1%		2,740,131

Net Assets — 100.0%		$2,825,258,641

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$27,372,151	$—	$(1,858,537	)(a)	$—	$—	$25,513,614	25,513,614	$776,979		$—
SL Liquidity Series, LLC, Money Market Series	3,496,621	—	(2,484,952	)(a)	(5,159)	724	1,007,234	1,007,234	37,536	(b)	—

					$(5,159)	$724	$26,520,848		$814,515		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Core Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	157	06/16/23	$32,895	$2,128,463

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,128,463	$—	$—	$—	$2,128,463

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,745,547)	$—	$—	$—	$(3,745,547)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,082,322	$—	$—	$—	$2,082,322

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$32,105,106

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,795,997,662	$—	$—	$2,795,997,662
Short-Term Securities
Money Market Funds	25,513,614	—	—	25,513,614

	$2,821,511,276	$—	$—	2,821,511,276

Investments valued at NAV(a)				1,007,234

				$2,822,518,510

Derivative Financial Instruments(b)
Assets
Equity Contracts	$2,128,463	$—	$—	$2,128,463

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments May 31, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Axon Enterprise, Inc.(a)	4,015	$774,534
Curtiss-Wright Corp.	4,379	692,145
General Dynamics Corp.	21,791	4,449,286
Lockheed Martin Corp.	5,087	2,258,679
Northrop Grumman Corp.	2,530	1,101,790
Textron, Inc.	8,850	547,549

		9,823,983

Automobile Components — 0.4%
Lear Corp.	17,977	2,205,059

Automobiles — 0.1%
Ford Motor Co.	50,495	605,940

Banks — 5.1%
Citigroup, Inc.	187,221	8,297,635
Citizens Financial Group, Inc.	4,720	121,682
JPMorgan Chase & Co.	62,736	8,513,903
KeyCorp.	57,751	539,394
PNC Financial Services Group, Inc.	1,806	209,189
Truist Financial Corp.	36,405	1,109,260
U.S. Bancorp	69,513	2,078,439
Wells Fargo & Co.	171,334	6,820,806

		27,690,308

Beverages — 1.8%
Coca-Cola Co.	14,758	880,462
Keurig Dr Pepper, Inc.	34,458	1,072,333
PepsiCo, Inc.	41,458	7,559,867

		9,512,662

Biotechnology — 1.2%
ACELYRIN, Inc.(a)	9,526	172,421
Amgen, Inc.	5,940	1,310,661
Exelixis, Inc.(a)	11,198	215,897
Gilead Sciences, Inc.	27,015	2,078,534
Horizon Therapeutics PLC(a)	465	46,514
Incyte Corp.(a)	8,133	500,586
Regeneron Pharmaceuticals, Inc.(a)	2,275	1,673,399
Ultragenyx Pharmaceutical, Inc.(a)	7,844	387,180
United Therapeutics Corp.(a)	634	132,975

		6,518,167

Broadline Retail — 0.9%
Coupang, Inc., Class A(a)	5,167	80,605
eBay, Inc.	108,221	4,603,721
Etsy, Inc.(a)	3,956	320,634

		5,004,960

Building Products — 0.9%
Allegion PLC	21,538	2,255,890
Johnson Controls International PLC	14,070	839,979
Owens Corning	3,307	351,633
Trane Technologies PLC	8,695	1,419,285

		4,866,787

Capital Markets — 3.7%
Bank of New York Mellon Corp.	159,087	6,395,298
Cboe Global Markets, Inc.	11,031	1,460,725
Intercontinental Exchange, Inc.	17,194	1,821,704
Invesco Ltd.	123,230	1,772,047
Nasdaq, Inc.	26,632	1,474,081
S&P Global, Inc.	19,958	7,333,168

		20,257,023

Security	Shares	Value

Chemicals — 1.3%
DuPont de Nemours, Inc.	2,895	$194,515
Eastman Chemical Co.	5,914	455,910
FMC Corp.	26,337	2,741,155
Huntsman Corp.	13,592	322,810
LyondellBasell Industries NV, Class A	29,807	2,549,691
Sherwin-Williams Co.	2,917	664,434

		6,928,515

Commercial Services & Supplies — 0.2%
Cintas Corp.	2,529	1,194,042

Communications Equipment — 0.8%
Cisco Systems, Inc.	12,017	596,884
Juniper Networks, Inc.	117,939	3,581,808

		4,178,692

Construction & Engineering — 0.8%
AECOM	51,507	4,020,121
Valmont Industries, Inc.	1,321	346,459

		4,366,580

Construction Materials — 0.4%
Vulcan Materials Co.	9,808	1,917,464

Consumer Finance — 1.9%
American Express Co.	49,503	7,849,196
Synchrony Financial	73,640	2,279,894

		10,129,090

Consumer Staples Distribution & Retail — 2.4%
Walmart, Inc.	88,833	13,046,903

Diversified Telecommunication Services — 0.5%
AT&T Inc.	50,778	798,738
Verizon Communications, Inc.	46,743	1,665,453

		2,464,191

Electric Utilities — 2.1%
Evergy, Inc.	72,624	4,201,298
IDACORP, Inc.	2,300	239,361
Portland General Electric Co.	13,828	673,839
PPL Corp.	133,059	3,486,146
Xcel Energy, Inc.	40,349	2,634,386

		11,235,030

Electrical Equipment — 1.4%
AMETEK, Inc.	19,219	2,788,100
Eaton Corp. PLC	26,314	4,628,633

		7,416,733

Electronic Equipment, Instruments & Components — 0.9%
Flex Ltd.(a)	137,274	3,485,387
TD SYNNEX Corp.	12,701	1,135,215

		4,620,602

Energy Equipment & Services — 0.1%
Halliburton Co.	12,496	358,010
Patterson-UTI Energy, Inc.	24,155	235,270

		593,280

Entertainment — 0.4%
Activision Blizzard, Inc.	12,702	1,018,700
Electronic Arts, Inc.	8,217	1,051,776
Warner Bros Discovery, Inc., Class A(a)	18,782	211,861

		2,282,337

Financial Services — 3.3%
Berkshire Hathaway, Inc., Class B(a)	34,900	11,205,692
Block, Inc., Class A(a)	17,007	1,027,053
Fidelity National Information Services, Inc.	16,053	876,012

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Mastercard, Inc., Class A	675	$246,388
PayPal Holdings, Inc.(a)	74,618	4,625,570
StoneCo Ltd., Class A(a)	7,484	93,774
WEX, Inc.(a)	349	57,882

		18,132,371

Food Products — 3.1%
Archer-Daniels-Midland Co.	96,209	6,797,166
General Mills, Inc.	1,151	96,868
Hershey Co.	23,607	6,130,738
J M Smucker Co.	23,355	3,423,609
Kellogg Co.	1,782	118,984

		16,567,365

Gas Utilities — 0.0%
Spire, Inc.	1,722	111,190

Ground Transportation — 0.4%
Lyft, Inc., Class A(a)	15,983	144,167
Norfolk Southern Corp.	7,564	1,574,673
Ryder System, Inc.	1,453	114,540
Schneider National, Inc., Class B	9,403	243,726

		2,077,106

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	62,879	6,413,658
Boston Scientific Corp.(a)	172,771	8,894,251
Enovis Corp.(a)	3,517	185,452
Medtronic PLC	11,736	971,271
Stryker Corp.	6,145	1,693,439

		18,158,071

Health Care Providers & Services — 4.6%
Cigna Group	28,714	7,104,131
CVS Health Corp.	134,976	9,182,417
Elevance Health, Inc.	18,708	8,377,817
UnitedHealth Group, Inc.	292	142,274

		24,806,639

Health Care Technology — 0.4%
Teladoc Health, Inc.(a)(b)	94,316	2,183,415

Hotel & Resort REITs — 0.2%
Park Hotels & Resorts, Inc.	99,963	1,293,521

Hotels, Restaurants & Leisure — 1.6%
Caesars Entertainment, Inc.(a)	49,331	2,023,064
Darden Restaurants, Inc.	14,101	2,235,291
McDonald’s Corp.	8,036	2,291,144
MGM Resorts International	10,411	409,048
Penn Entertainment, Inc.(a)	2,180	54,587
Travel + Leisure Co.	45,077	1,643,958
Yum! Brands, Inc.	537	69,107

		8,726,199

Household Durables — 1.1%
Taylor Morrison Home Corp., Class A(a)	64,237	2,725,576
Toll Brothers, Inc.	25,397	1,719,377
TopBuild Corp.(a)	3,557	717,304
Whirlpool Corp.	7,303	944,205

		6,106,462

Household Products — 1.8%
Kimberly-Clark Corp.	24,597	3,302,885
Procter & Gamble Co.	45,191	6,439,718

		9,742,603

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	5,551	186,403

Security	Shares	Value

Industrial Conglomerates — 1.6%
General Electric Co.	1,236	$125,491
Honeywell International, Inc.	45,232	8,666,451

		8,791,942

Industrial REITs — 1.0%
Prologis, Inc.	43,111	5,369,475

Insurance — 4.8%
Allstate Corp.	16,315	1,769,362
American Financial Group, Inc.	2,060	231,276
Everest Re Group Ltd.	3,851	1,309,417
Hartford Financial Services Group, Inc.	35,687	2,445,273
Marsh & McLennan Cos., Inc.	17,762	3,076,023
MetLife, Inc.	151,536	7,508,609
Prudential Financial, Inc.	11,073	871,334
Travelers Cos., Inc.	43,224	7,315,230
Unum Group	28,697	1,246,885

		25,773,409

Interactive Media & Services — 4.4%
Alphabet, Inc., Class A(a)	48,979	6,018,050
Alphabet, Inc., Class C, NVS(a)	20,450	2,522,916
Bumble, Inc., Class A(a)	10,850	166,005
Meta Platforms, Inc., Class A(a)	52,891	14,001,306
Pinterest, Inc., Class A(a)	33,313	797,513
Snap, Inc., Class A, NVS(a)	38,989	397,688

		23,903,478

IT Services — 0.1%
Gartner, Inc.(a)	541	185,487
VeriSign, Inc.(a)	1,498	334,534

		520,021

Life Sciences Tools & Services — 3.0%
Agilent Technologies, Inc.	37,032	4,283,492
Danaher Corp.	33,944	7,794,221
Thermo Fisher Scientific, Inc.	8,416	4,279,199

		16,356,912

Machinery — 4.3%
Cummins, Inc.	9,423	1,926,155
Deere & Co.	16,174	5,595,881
Illinois Tool Works, Inc.	25,889	5,662,701
Oshkosh Corp.	984	72,649
Snap-on, Inc.	12,913	3,213,529
Timken Co.	41,076	2,938,988
Xylem, Inc.	38,757	3,883,451

		23,293,354

Media — 2.4%
Comcast Corp., Class A	174,283	6,858,036
Fox Corp., Class A, NVS	200,377	6,251,762
Fox Corp., Class B	4,487	131,065
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	1,625	45,468

		13,286,331

Metals & Mining — 1.0%
Commercial Metals Co.	19,104	816,696
Newmont Corp.	11,206	454,403
Reliance Steel & Aluminum Co.	2,643	620,259
Steel Dynamics, Inc.	17,467	1,605,218
United States Steel Corp.	105,191	2,200,596

		5,697,172

Multi-Utilities — 1.8%
CMS Energy Corp.	52,817	3,062,330

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
DTE Energy Co.	62,412	$6,715,531
NiSource, Inc.	5,061	136,090

		9,913,951

Office REITs — 0.3%
Alexandria Real Estate Equities, Inc.	12,259	1,390,906
Kilroy Realty Corp.	11,755	319,031

		1,709,937

Oil, Gas & Consumable Fuels — 6.4%
Chevron Corp.	98,900	14,896,318
ConocoPhillips	40,323	4,004,074
EOG Resources, Inc.	15,148	1,625,229
Exxon Mobil Corp.	67,541	6,901,339
Marathon Oil Corp.	18,187	403,024
Phillips 66	16,890	1,547,293
Pioneer Natural Resources Co.	8,039	1,603,298
Targa Resources Corp.	2,826	192,309
Valero Energy Corp.	11,631	1,244,982
Williams Cos., Inc.	85,090	2,438,680

		34,856,546

Passenger Airlines — 0.1%
JetBlue Airways Corp.(a)	47,217	322,492

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	150,265	9,683,077
Johnson & Johnson	57,636	8,937,038
Merck & Co., Inc.	5,584	616,530
Pfizer, Inc.	166,118	6,315,806

		25,552,451

Professional Services — 0.2%
Automatic Data Processing, Inc.	2,054	429,266
Insperity, Inc.	5,163	571,647
Paycom Software, Inc.	153	42,860

		1,043,773

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class A(a)	1,616	72,381

Residential REITs — 1.1%
Equity Residential	95,106	5,782,445

Retail REITs — 1.6%
Brixmor Property Group, Inc.	41,467	830,584
Kimco Realty Corp.	135,012	2,481,521
Regency Centers Corp.	3,400	191,318
Simon Property Group, Inc.	50,141	5,272,326

		8,775,749

Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices, Inc.	26,707	4,745,567
Applied Materials, Inc.	1,286	171,424
Intel Corp.	196,266	6,170,603
NVIDIA Corp.	14,727	5,571,813

		16,659,407

Software — 3.1%
Adobe, Inc.(a)	9,893	4,133,196
Autodesk, Inc.(a)	600	119,634
Manhattan Associates, Inc.(a)	21,249	3,854,994
Microsoft Corp.	12,953	4,253,636
RingCentral, Inc., Class A(a)	7,908	274,408
ServiceNow, Inc.(a)	508	276,748

Security	Shares	Value

Software (continued)
Splunk, Inc.(a)	20,352	$2,020,750
Teradata Corp.(a)	1,554	72,820
VMware, Inc., Class A(a)	3,327	453,437
Zoom Video Communications, Inc., Class A(a)	17,991	1,207,736

		16,667,359

Specialized REITs — 0.3%
SBA Communications Corp.	6,656	1,476,168
VICI Properties, Inc.	7,291	225,510

		1,701,678

Specialty Retail — 2.2%
Best Buy Co., Inc.	16,616	1,207,485
Dick’s Sporting Goods, Inc.	11,670	1,488,042
Five Below, Inc.(a)	1,640	282,933
Home Depot, Inc.	3,092	876,427
Penske Automotive Group, Inc.(b)	12,775	1,765,760
TJX Cos., Inc.	78,719	6,044,832

		11,665,479

Technology Hardware, Storage & Peripherals — 1.3%
Apple Inc.	1,412	250,277
Hewlett Packard Enterprise Co.	461,702	6,657,743

		6,908,020

Textiles, Apparel & Luxury Goods — 0.6%
Crocs, Inc.(a)	1,850	207,718
Lululemon Athletica, Inc.(a)	8,462	2,808,791
Ralph Lauren Corp., Class A	2,164	230,055
Under Armour, Inc., Class C, NVS(a)	5,681	37,381

		3,283,945

Trading Companies & Distributors — 0.6%
Univar Solutions, Inc.(a)	10,383	369,843
WW Grainger, Inc.	4,571	2,966,670

		3,336,513

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)(b)	40,504	579,207

Total Long-Term Investments — 99.0% (Cost: $511,418,070)		536,773,120

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(c)(d)	4,925,122	4,925,122
SL Liquidity Series, LLC, Money Market Series, 5.32%(c)(d)(e)	973,342	973,342

Total Short-Term Securities — 1.1% (Cost: $5,897,770)		5,898,464

Total Investments — 100.1% (Cost: $517,315,840)		542,671,584

Liabilities in Excess of Other Assets — (0.1)%		(295,368)

Net Assets — 100.0%		$542,376,216

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Value Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,051,649	$—	$(1,126,527	)(a)	$—	$—	$4,925,122	4,925,122	$172,727		$—
SL Liquidity Series, LLC, Money Market Series	1,202,047	—	(231,547	)(a)	2,148	694	973,342	973,342	38,573	(b)	—

					$2,148	$694	$5,898,464		$211,300		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	31	06/16/23	$6,495	$353,384

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$353,384	$—	$—	$—	$353,384

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(873,650)	$—	$—	$—	$(873,650)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$242,350	$—	$—	$—	$242,350

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Value Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,780,466

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$536,773,120	$—	$—	$536,773,120
Short-Term Securities
Money Market Funds	4,925,122	—	—	4,925,122

	$541,698,242	$—	$—	541,698,242

Investments valued at NAV(a)				973,342

				$542,671,584

Derivative Financial Instruments(b)
Assets
Equity Contracts	$353,384	$—	$—	$353,384

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,174,400,984	$944,790,593	$3,409,644,133	$2,795,997,662	$536,773,120
Investments, at value — affiliated(c)	41,717,774	18,281,315	131,839,369	26,520,848	5,898,464
Cash	—	—	—	2,411,547	7,532
Cash pledged:
Futures contracts	1,410,000	560,000	2,787,000	1,720,000	351,006
Foreign currency, at value(d)	3,348,215	77,725	—	—	—
Receivables:
Investments sold	22,076,252	10,528,339	27,737,668	26,631,248	5,315,749
Securities lending income — affiliated	274	911	187,123	1,740	344
Capital shares sold	1,553,387	137,939	2,790,787	840,017	59,663
Dividends — unaffiliated	8,424,167	677,018	3,220,999	3,392,772	1,140,292
Dividends — affiliated	123,528	34,016	128,540	99,870	20,757
Interest — unaffiliated	—	—	255	—	—
From the Manager	143,651	104,918	229,935	338,855	45,842
Prepaid expenses	58,357	55,356	63,882	57,337	48,808

Total assets	1,253,256,589	975,248,130	3,578,629,691	2,858,011,896	549,661,577

LIABILITIES
Collateral on securities loaned	2,619,531	12,172,035	99,154,486	1,010,154	971,663
Payables:
Investments purchased	30,248,534	8,285,186	28,351,926	26,326,134	5,164,839
Administration fees	82,596	68,506	221,912	179,538	39,545
Capital shares redeemed	488,498	457,619	4,654,165	1,770,139	350,961
Investment advisory fees	743,295	757,077	2,292,695	1,733,298	361,643
Directors’ and Officer’s fees	2,802	2,709	7,071	5,212	2,168
Other accrued expenses	605,242	111,102	1,046,299	1,128,962	168,306
Other affiliate fees	34,060	53,442	—	112,033	4,982
Professional fees	46,092	65,980	70,108	5,570	92,449
Registration fees	—	—	159,188	—	—
Service and distribution fees	55,480	99,419	77,012	296,026	90,830
Variation margin on futures contracts	483,403	59,766	419,046	186,189	37,975

Total liabilities	35,409,533	22,132,841	136,453,908	32,753,255	7,285,361

NET ASSETS	$1,217,847,056	$953,115,289	$3,442,175,783	$2,825,258,641	$542,376,216

NET ASSETS CONSIST OF:
Paid-in capital	$1,192,431,814	$671,288,029	$4,068,777,979	$2,427,250,634	$530,264,442
Accumulated earnings (loss)	25,415,242	281,827,260	(626,602,196)	398,008,007	12,111,774

NET ASSETS	$1,217,847,056	$953,115,289	$3,442,175,783	$2,825,258,641	$542,376,216

(a) Investments, at cost — unaffiliated	$1,053,176,042	$632,033,704	$3,661,998,796	$2,284,628,593	$511,418,070
(b) Securities loaned, at value	$2,396,012	$11,857,692	$93,581,953	$939,896	$856,547
(c) Investments, at cost — affiliated	$41,717,581	$18,282,497	$131,787,718	$26,520,124	$5,897,770
(d) Foreign currency, at cost	$3,342,619	$84,408	$—	$—	$—

F I N A N C I A L S T A T E M E N T S	53

Statements of Assets and Liabilities    (continued)

May 31, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE
Institutional
Net assets	$771,697,700	$499,741,624	$2,152,756,549	$1,479,014,435	$164,433,700

Shares outstanding	46,133,436	25,294,418	153,148,326	85,217,648	6,174,247

Net asset value	$16.73	$19.76	$14.06	$17.36	$26.63

Shares authorized	Unlimited	Unlimited	Unlimited	400 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Investor A
Net assets	$230,878,656	$441,982,995	$315,693,970	$1,271,383,763	$345,671,372

Shares outstanding	13,977,360	23,796,109	22,620,092	77,516,829	13,364,994

Net asset value	$16.52	$18.57	$13.96	$16.40	$25.86

Shares authorized	Unlimited	Unlimited	Unlimited	300 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Investor C
Net assets	$2,598,082	$8,371,587	$9,275,980	$31,813,264	$14,894,339

Shares outstanding	162,077	562,455	686,987	2,445,134	635,731

Net asset value	$16.03	$14.88	$13.50	$13.01	$23.43

Shares authorized	Unlimited	Unlimited	Unlimited	400 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Class K
Net assets	$193,748,064	$2,489,004	$964,449,284	$31,567,986	$10,451,371

Shares outstanding	11,580,950	125,961	68,547,331	1,818,023	392,381

Net asset value	$16.73	$19.76	$14.07	$17.36	$26.64

Shares authorized	Unlimited	Unlimited	Unlimited	2 billion	2 billion

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Class R
Net assets	$18,924,554	$530,079	N/A	$11,479,193	$6,925,434

Shares outstanding	1,144,638	27,084	N/A	775,761	282,470

Net asset value	$16.53	$19.57	N/A	$14.80	$24.52

Shares authorized	Unlimited	Unlimited	N/A	200 million	200 million

Par value	$0.001	$0.001	N/A	$0.10	$0.10

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$41,509,706	$9,434,138	$50,844,989
Dividends — affiliated	756,782	294,631	1,202,928
Securities lending income — affiliated — net	59,267	7,555	1,158,211
Foreign taxes withheld	(3,868,233)	(1,773)	(152,542)

Total investment income	38,457,522	9,734,551	53,053,586

EXPENSES
Investment advisory	4,780,691	5,027,585	15,841,692
Transfer agent — class specific	1,159,713	902,378	2,568,152
Service and distribution — class specific	592,584	1,137,145	942,484
Administration	437,592	365,313	1,388,551
Custodian	302,580	41,443	109,207
Administration — class specific	213,586	176,434	743,567
Professional	133,816	115,625	110,873
Registration	96,784	88,184	352,702
Accounting services	94,453	84,344	238,118
Printing and postage	46,850	36,737	47,243
Directors and Officer	15,415	13,966	41,353
Miscellaneous	3,252	26,552	68,026

Total expenses	7,877,316	8,015,706	22,451,968
Less:
Administration fees waived by the Manager — class specific	(213,586)	(112,691)	(743,567)
Fees waived and/or reimbursed by the Manager	(1,105,198)	(771,768)	(1,468,837)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(698,818)	(588,897)	(1,210,231)

Total expenses after fees waived and/or reimbursed	5,859,714	6,542,350	19,029,333

Net investment income	32,597,808	3,192,201	34,024,253

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(66,424,794)	(14,485,903)	(238,825,437)
Investments — affiliated	19	3,300	(2,082)
Futures contracts	735,413	222,696	(4,805,742)
Foreign currency transactions	(293,253)	—	—

	(65,982,615)	(14,259,907)	(243,633,261)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	92,255,979	66,545,633	884,917
Investments — affiliated	(687)	(1,227)	9,562
Futures contracts	(1,491,530)	727,458	(3,130,512)
Foreign currency translations	(21,182)	(340)	—

	90,742,580	67,271,524	(2,236,033)

Net realized and unrealized gain (loss)	24,759,965	53,011,617	(245,869,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,357,773	$56,203,818	$(211,845,041)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Operations   (continued)

Year Ended May 31, 2023

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Dividends — unaffiliated	$45,224,036	$12,631,234
Dividends — affiliated	776,979	172,727
Securities lending income — affiliated — net	37,536	38,573
Foreign taxes withheld	(7,270)	(910)

Total investment income	46,031,281	12,841,624

EXPENSES
Investment advisory	12,011,415	2,786,381
Service and distribution — class specific	3,562,766	1,109,383
Transfer agent — class specific	3,492,679	572,600
Administration	1,063,468	239,960
Administration — class specific	557,888	113,776
Accounting services	187,746	67,342
Professional	119,138	144,254
Registration	113,047	86,342
Custodian	95,903	29
Printing and postage	41,010	37,024
Directors and Officer	32,603	11,606
Miscellaneous	69,101	24,622

Total expenses	21,346,764	5,193,319
Less:
Administration fees waived by the Manager — class specific	(557,888)	(113,776)
Fees waived and/or reimbursed by the Manager	(1,743,102)	(611,138)
Transfer agent fees waived and/or reimbursed — class specific	(2,113,888)	(293,537)

Total expenses after fees waived and/or reimbursed	16,931,886	4,174,868

Net investment income	29,099,395	8,666,756

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(54,201,159)	(858,507)
Investments — affiliated	(5,159)	2,148
Futures contracts	(3,745,547)	(873,650)
Payment by affiliate	16,519	—

	(57,935,346)	(1,730,009)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	28,017,299	(38,951,084)
Investments — affiliated	724	694
Futures contracts	2,082,322	242,350

	30,100,345	(38,708,040)

Net realized and unrealized loss	(27,835,001)	(40,438,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,264,394	$(31,771,293)

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Advantage Large Cap Growth Fund
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$32,597,808	$26,775,669	$3,192,201	$(569,120)
Net realized gain (loss)	(65,982,615)	13,815,739	(14,259,907)	61,322,883
Net change in unrealized appreciation (depreciation)	90,742,580	(158,114,198)	67,271,524	(132,089,230)

Net increase (decrease) in net assets resulting from operations	57,357,773	(117,522,790)	56,203,818	(71,335,467)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(23,002,049)	(56,532,048)	(1,487,169)	(44,257,293)
Investor A	(6,936,172)	(29,302,058)	(734,722)	(108,743,677)
Investor C	(57,995)	(240,559)	—	(2,223,605)
Class K	(3,878,150)	(8,265,311)	(6,578)	(260,167)
Class R	(73,700)	(255,950)	(147)	(58,102)

Decrease in net assets resulting from distributions to shareholders	(33,948,066)	(94,595,926)	(2,228,616)	(155,542,844)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	135,628,015	87,661,542	1,585,172	75,061,115

NET ASSETS
Total increase (decrease) in net assets	159,037,722	(124,457,174)	55,560,374	(151,817,196)
Beginning of year	1,058,809,334	1,183,266,508	897,554,915	1,049,372,111

End of year	$1,217,847,056	$1,058,809,334	$953,115,289	$897,554,915

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets  (continued)

	BlackRock Advantage Small Cap Core Fund		BlackRock Advantage Large Cap Core Fund
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$34,024,253	$29,215,493	$29,099,395	$17,849,810	$23,635,633
Net realized gain (loss)	(243,633,261)	250,713,459	(57,935,346)	105,141,301	591,709,028
Net change in unrealized appreciation (depreciation)	(2,236,033)	(1,069,259,136)	30,100,345	(286,927,386)	202,950,778

Net increase (decrease) in net assets resulting from operations	(211,845,041)	(789,330,184)	1,264,394	(163,936,275)	818,295,439

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(65,785,212)	(329,368,119)	(87,947,101)	(308,814,770)	(70,259,334)
Service	—	—	—	—	(15,503)
Investor A	(8,392,738)	(54,143,568)	(78,931,541)	(280,110,173)	(66,523,425)
Investor C	(218,628)	(1,508,629)	(2,397,702)	(8,989,662)	(1,882,579)
Class K	(26,282,902)	(113,826,903)	(1,924,102)	(11,248,178)	(1,855,510)
Class R	—	—	(849,067)	(2,790,705)	(595,042)

Decrease in net assets resulting from distributions to shareholders	(100,679,480)	(498,847,219)	(172,049,513)	(611,953,488)	(141,131,393)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions .	(84,503,292)	860,940,149	(48,914,390)	466,117,456	(125,973,220)

NET ASSETS
Total increase (decrease) in net assets	(397,027,813)	(427,237,254)	(219,699,509)	(309,772,307)	551,190,826
Beginning of period	3,839,203,596	4,266,440,850	3,044,958,150	3,354,730,457	2,803,539,631

End of period	$3,442,175,783	$3,839,203,596	$2,825,258,641	$3,044,958,150	$3,354,730,457

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Advantage Large Cap Value Fund
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,666,756	$7,845,046
Net realized gain (loss)	(1,730,009)	73,721,702
Net change in unrealized appreciation (depreciation)	(38,708,040)	(78,673,932)

Net increase (decrease) in net assets resulting from operations	(31,771,293)	2,892,816

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,937,889)	(31,826,031)
Investor A	(20,893,090)	(68,214,081)
Investor C	(893,218)	(3,358,960)
Class K	(574,235)	(1,517,442)
Class R	(460,361)	(1,494,991)

Decrease in net assets resulting from distributions to shareholders	(32,758,793)	(106,411,505)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(11,079,734)	67,596,123

NET ASSETS
Total decrease in net assets	(75,609,820)	(35,922,566)
Beginning of year	617,986,036	653,908,602

End of year	$542,376,216	$617,986,036

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.48	$19.89	$14.52	$16.12		$16.97	$16.77

Net investment income(a)	0.48	0.46	0.38	0.22		0.44	0.45
Net realized and unrealized gain (loss)	0.29	(2.28)	5.30	(1.37)		(0.90)	(0.12)

Net increase (decrease) from investment operations	0.77	(1.82)	5.68	(1.15)		(0.46)	0.33

Distributions(b)
From net investment income	(0.52)	(0.62)	(0.31)	(0.45)		(0.39)	(0.13)

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.52)	(1.59)	(0.31)	(0.45)		(0.39)	(0.13)

Net asset value, end of period	$16.73	$16.48	$19.89	$14.52		$16.12	$16.97

Total Return(c)
Based on net asset value	5.10%	(9.93)%	39.57%	(7.45	)%(d)	(2.52)%	1.94	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.68%	0.73%	0.78%	0.82	%(g)	0.88%	0.86%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50	%(g)	0.59%	0.64%

Net investment income	3.08%	2.51%	2.21%	2.17	%(g)	2.78%	2.61%

Supplemental Data
Net assets, end of period (000)	$771,698	$710,116	$616,649	$477,944		$446,831	$403,149

Portfolio turnover rate	128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.28	$19.65	$14.35	$15.93		$16.78	$16.60

Net investment income(a)	0.44	0.35	0.33	0.19		0.40	0.38
Net realized and unrealized gain (loss)	0.28	(2.19)	5.24	(1.35)		(0.90)	(0.10)

Net increase (decrease) from investment operations	0.72	(1.84)	5.57	(1.16)		(0.50)	0.28

Distributions(b)
From net investment income	(0.48)	(0.56)	(0.27)	(0.42)		(0.35)	(0.10)

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.48)	(1.53)	(0.27)	(0.42)		(0.35)	(0.10)

Net asset value, end of period	$16.52	$16.28	$19.65	$14.35		$15.93	$16.78

Total Return(c)
Based on net asset value	4.82%	(10.13)%	39.21%	(7.61	)%(d)	(2.77)%	1.68	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.00%	1.02%	1.05%	1.08	%(g)	1.16%	1.15%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%	0.75	%(g)	0.84%	0.89%

Net investment income	2.82%	1.93%	1.95%	1.85	%(g)	2.56%	2.20%

Supplemental Data
Net assets, end of period (000)	$230,879	$240,255	$456,083	$366,411		$404,739	$302,725

Portfolio turnover rate	128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$15.81	$19.12	$13.95	$15.43		$16.11	$15.96

Net investment income(a)	0.32	0.22	0.16	0.10		0.23	0.23
Net realized and unrealized gain (loss)	0.27	(2.15)	5.14	(1.31)		(0.80)	(0.08)

Net increase (decrease) from investment operations	0.59	(1.93)	5.30	(1.21)		(0.57)	0.15

Distributions(b)
From net investment income	(0.37)	(0.41)	(0.13)	(0.27)		(0.11)	—

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.37)	(1.38)	(0.13)	(0.27)		(0.11)	—

Net asset value, end of period	$16.03	$15.81	$19.12	$13.95		$15.43	$16.11

Total Return(c)
Based on net asset value	4.04%	(10.83)%	38.21%	(8.05	)%(d)	(3.51)%	0.94	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.78%	1.83%	1.88%	1.84	%(g)	1.88%	1.89%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%	1.50	%(g)	1.59%	1.64%

Net investment income	2.10%	1.27%	0.98%	1.04	%(g)	1.52%	1.39%

Supplemental Data
Net assets, end of period (000)	$2,598	$2,356	$3,664	$6,193		$9,448	$23,111

Portfolio turnover rate	128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$16.48	$19.89	$14.52	$16.12		$16.98	$18.33

Net investment income(b)	0.52	0.46	0.46	0.23		0.56	0.39
Net realized and unrealized gain (loss)	0.26	(2.28)	5.23	(1.37)		(1.03)	(1.74)

Net increase (decrease) from investment operations	0.78	(1.82)	5.69	(1.14)		(0.47)	(1.35)

Distributions(c)
From net investment income	(0.53)	(0.62)	(0.32)	(0.46)		(0.39)	—

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.53)	(1.59)	(0.32)	(0.46)		(0.39)	—

Net asset value, end of period	$16.73	$16.48	$19.89	$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	5.16%	(9.89)%	39.64%	(7.40	)%(e)	(2.53)%	(7.37	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.57%	0.61%	0.63%	0.65	%(h)	0.75%	0.80	%(h)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45	%(h)	0.54%	0.59	%(h)

Net investment income	3.28%	2.55%	2.65%	2.20	%(h)	3.59%	3.33	%(h)

Supplemental Data
Net assets, end of period (000)	$193,748	$103,329	$103,454	$43,073		$43,721	$8,175

Portfolio turnover rate	128%	132%	247%	131%		140%	106	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class R
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.29	$19.68	$14.36	$15.91		$16.74	$16.53

Net investment income(a)	0.45	0.33	0.28	0.15		0.34	0.32
Net realized and unrealized gain (loss)	0.23	(2.23)	5.26	(1.34)		(0.88)	(0.08)

Net increase (decrease) from investment operations	0.68	(1.90)	5.54	(1.19)		(0.54)	0.24

Distributions(b)
From net investment income	(0.44)	(0.52)	(0.22)	(0.36)		(0.29)	(0.03)

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.44)	(1.49)	(0.22)	(0.36)		(0.29)	(0.03)

Net asset value, end of period	$16.53	$16.29	$19.68	$14.36		$15.91	$16.74

Total Return(c)
Based on net asset value	4.54%	(10.42)%	38.91%	(7.75	)%(d)	(3.04)%	1.44	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.33%	1.35%	1.36%	1.37	%(g)	1.44%	1.45%

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00%	1.00	%(g)	1.09%	1.14%

Net investment income	2.75%	1.81%	1.67%	1.47	%(g)	2.20%	1.91%

Supplemental Data
Net assets, end of period (000)	$18,925	$2,753	$3,416	$3,310		$5,244	$7,572

Portfolio turnover rate	128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$18.77	$23.33	$18.23	$16.49		$17.89	$15.20

Net investment income(a)	0.09	0.03	0.04	0.07		0.13	0.13
Net realized and unrealized gain (loss)	0.96	(1.25)	6.59	2.40		(0.22)	3.52

Net increase (decrease) from investment operations	1.05	(1.22)	6.63	2.47		(0.09)	3.65

Distributions(b)
From net investment income	(0.06)	—	(0.07)	(0.14)		(0.13)	(0.08)

From net realized gain	—	(3.34)	(1.46)	(0.59)		(1.18)	(0.88)

Total distributions	(0.06)	(3.34)	(1.53)	(0.73)		(1.31)	(0.96)

Net asset value, end of period	$19.76	$18.77	$23.33	$18.23		$16.49	$17.89

Total Return(c)
Based on net asset value	5.62%	(7.80)%	37.54%	15.34	%(d)	0.41%	25.31%

Ratios to Average Net Assets(e)
Total expenses	0.75%	0.75%	0.83%	0.86	%(f)	0.87%	0.86%

Total expenses after fees waived and/or reimbursed	0.61%	0.61%	0.62%	0.62	%(f)	0.62%	0.62%

Net investment income	0.50%	0.15%	0.21%	0.65	%(f)	0.82%	0.83%

Supplemental Data
Net assets, end of period (000)	$499,742	$432,076	$125,061	$89,737		$79,564	$74,886

Portfolio turnover rate	130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$17.67	$22.13	$17.35	$15.71		$17.11	$14.59

Net investment income (loss)(a)	0.04	(0.03)	(0.01)	0.04		0.09	0.09
Net realized and unrealized gain (loss)	0.89	(1.16)	6.27	2.28		(0.22)	3.37

Net increase (decrease) from investment operations	0.93	(1.19)	6.26	2.32		(0.13)	3.46

Distributions(b)
From net investment income	(0.03)	—	(0.02)	(0.09)		(0.09)	(0.06)

From net realized gain	—	(3.27)	(1.46)	(0.59)		(1.18)	(0.88)

Total distributions	(0.03)	(3.27)	(1.48)	(0.68)		(1.27)	(0.94)

Net asset value, end of period	$18.57	$17.67	$22.13	$17.35		$15.71	$17.11

Total Return(c)
Based on net asset value	5.28%	(8.05)%	37.28%	15.16	%(d)	0.15%	24.98%

Ratios to Average Net Assets(e)
Total expenses	1.06%	1.07%	1.08%	1.12	%(f)	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.87%	0.87%	0.87%	0.87	%(f)	0.87%	0.87%

Net investment income (loss)	0.24%	(0.16)%	(0.04)%	0.40	%(f)	0.57%	0.58%

Supplemental Data
Net assets, end of period (000)	$441,983	$452,791	$909,344	$713,162		$699,247	$730,996

Portfolio turnover rate	130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$14.24	$18.42	$14.67	$13.35		$14.55	$12.53

Net investment loss(a)	(0.07)	(0.16)	(0.13)	(0.03)		(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.71	(0.87)	5.27	1.93		(0.17)	2.89

Net increase (decrease) from investment operations	0.64	(1.03)	5.14	1.90		(0.20)	2.86

Distributions from net realized gain(b)	—	(3.15)	(1.39)	(0.58)		(1.00)	(0.84)

Net asset value, end of period	$14.88	$14.24	$18.42	$14.67		$13.35	$14.55

Total Return(c)
Based on net asset value	4.50%	(8.74)%	36.25%	14.56	%(d)	(0.59)%	24.09%

Ratios to Average Net Assets(e)
Total expenses	1.87%	1.83%	1.84%	1.83	%(f)	1.85%	1.87%

Total expenses after fees waived and/or reimbursed	1.62%	1.62%	1.62%	1.62	%(f)	1.62%	1.62%

Net investment loss	(0.51)%	(0.89)%	(0.78)%	(0.35	)%(f)	(0.22)%	(0.19)%

Supplemental Data
Net assets, end of period (000)	$8,372	$10,162	$12,989	$14,728		$15,277	$48,702

Portfolio turnover rate	130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$18.77	$23.33	$18.23	$16.49		$17.89	$16.37

Net investment income(b)	0.10	0.04	0.05	0.08		0.14	0.11
Net realized and unrealized gain (loss)	0.95	(1.25)	6.59	2.40		(0.23)	1.41

Net increase (decrease) from investment operations	1.05	(1.21)	6.64	2.48		(0.09)	1.52

Distributions(c)
From net investment income	(0.06)	—	(0.08)	(0.15)		(0.13)	—

From net realized gain	—	(3.35)	(1.46)	(0.59)		(1.18)	—

Total distributions	(0.06)	(3.35)	(1.54)	(0.74)		(1.31)	—

Net asset value, end of period	$19.76	$18.77	$23.33	$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	5.63%	(7.76)%	37.60%	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69%	0.69%	0.69%	0.70	%(g)	0.71%	0.72	%(g)

Total expenses after fees waived and/or reimbursed	0.57%	0.57%	0.57%	0.57	%(g)	0.57%	0.57	%(g)

Net investment income	0.53%	0.18%	0.25%	0.72	%(g)	0.85%	0.93	%(g)

Supplemental Data
Net assets, end of period (000)	$2,489	$2,177	$1,152	$715		$973	$609

Portfolio turnover rate	130%	130%	134%	70%		154%	162	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class R
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$18.64		$23.17	$18.10	$16.32		$17.69	$15.01

Net investment income (loss)(a)	(0.00	)(b)	(0.09)	(0.06)	0.02		0.05	0.05
Net realized and unrealized gain (loss)	0.94		(1.25)	6.55	2.38		(0.23)	3.49

Net increase (decrease) from investment operations	0.94		(1.34)	6.49	2.40		(0.18)	3.54

Distributions(c)
From net investment income	(0.01)		—	—	(0.03)		(0.01)	—

From net realized gain	—		(3.19)	(1.42)	(0.59)		(1.18)	(0.86)

Total distributions	(0.01)		(3.19)	(1.42)	(0.62)		(1.19)	(0.86)

Net asset value, end of period	$19.57		$18.64	$23.17	$18.10		$16.32	$17.69

Total Return(d)
Based on net asset value	5.03%		(8.28)%	36.93%	14.99	%(e)	(0.15)%	24.68%

Ratios to Average Net Assets(f)
Total expenses	1.42%		1.50%	1.36%	1.46	%(g)	1.42%	1.40%

Total expenses after fees waived and/or reimbursed	1.12%		1.12%	1.12%	1.12	%(g)	1.12%	1.12%

Net investment income (loss)	(0.03)%		(0.39)%	(0.30)%	0.16	%(g)	0.33%	0.30%

Supplemental Data
Net assets, end of period (000)	$530		$349	$577	$536		$867	$1,864

Portfolio turnover rate	130%		130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund
		Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$15.35	$20.72	$13.09	$13.13		$14.80

Net investment income(a)	0.14	0.13	0.12	0.14		0.13
Net realized and unrealized gain (loss)	(1.02)	(3.28)	7.97	(0.05)		(1.13)

Net increase (decrease) from investment operations	(0.88)	(3.15)	8.09	0.09		(1.00)

Distributions(b)
From net investment income	(0.12)	(0.14)	(0.10)	(0.13)		(0.11)
From net realized gain	(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.41)	(2.22)	(0.46)	(0.13)		(0.67)

Net asset value, end of year	$14.06	$15.35	$20.72	$13.09		$13.13

Total Return(d)
Based on net asset value	(5.75)%	(16.89)%	62.61%	0.61%		(6.89)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.60%	0.64%		0.70%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%		0.49%

Net investment income	0.93%	0.69%	0.65%	0.99%		0.95%

Supplemental Data
Net assets, end of year (000)	$2,152,757	$2,501,959	$2,802,145	$847,753		$551,833

Portfolio turnover rate	93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)
		Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$15.24	$20.58	$13.02	$13.05		$14.73

Net investment income(a)	0.10	0.08	0.08	0.10		0.09
Net realized and unrealized gain (loss)	(1.01)	(3.25)	7.91	(0.03)		(1.13)

Net increase (decrease) from investment operations	(0.91)	(3.17)	7.99	0.07		(1.04)

Distributions(b)
From net investment income	(0.08)	(0.09)	(0.07)	(0.10)		(0.08)
From net realized gain	(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.37)	(2.17)	(0.43)	(0.10)		(0.64)

Net asset value, end of year	$13.96	$15.24	$20.58	$13.02		$13.05

Total Return(d)
Based on net asset value	(5.98)%	(17.08)%	62.05%	0.45%		(7.16)%

Ratios to Average Net Assets(e)
Total expenses	0.93%	0.92%	0.95%	1.01%		1.03%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%	0.75%		0.75%

Net investment income	0.67%	0.44%	0.45%	0.75%		0.69%

Supplemental Data
Net assets, end of year (000)	$315,694	$358,594	$530,664	$277,926		$248,574

Portfolio turnover rate	93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)
		Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$14.80	$20.08	$12.74	$12.80		$14.48

Net investment income (loss)(a)	(0.01)	(0.05)	(0.05)	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	(0.98)	(3.18)	7.74	(0.04)		(1.10)

Net increase (decrease) from investment operations	(0.99)	(3.23)	7.69	(0.04)		(1.11)

Distributions(c)
From net investment income	(0.02)	—	—	(0.02)		(0.01)
From net realized gain	(0.29)	(2.05)	(0.35)	(0.00	)(d)	(0.56)

Total distributions	(0.31)	(2.05)	(0.35)	(0.02)		(0.57)

Net asset value, end of year	$13.50	$14.80	$20.08	$12.74		$12.80

Total Return(e)
Based on net asset value	(6.70)%	(17.74)%	60.90%	(0.33)%		(7.83)%

Ratios to Average Net Assets(f)
Total expenses	1.69%	1.64%	1.70%	1.71%		1.81%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%	1.50%		1.50%

Net investment income (loss)	(0.07)%	(0.30)%	(0.32)%	0.01%		(0.06)%

Supplemental Data
Net assets, end of year (000)	$9,276	$10,969	$12,880	$4,955		$4,363

Portfolio turnover rate	93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)
		Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$15.36	$20.73	$13.10	$13.13		$14.81

Net investment income(a)	0.14	0.13	0.13	0.14		0.14
Net realized and unrealized gain (loss)	(1.02)	(3.27)	7.97	(0.03)		(1.15)

Net increase (decrease) from investment operations	(0.88)	(3.14)	8.10	0.11		(1.01)

Distributions(b)
From net investment income	(0.12)	(0.15)	(0.11)	(0.14)		(0.11)
From net realized gain	(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.41)	(2.23)	(0.47)	(0.14)		(0.67)

Net asset value, end of year	$14.07	$15.36	$20.73	$13.10		$13.13

Total Return(d)
Based on net asset value	(5.70)%	(16.84)%	62.63%	0.73%		(6.93)%

Ratios to Average Net Assets(e)
Total expenses	0.51%	0.51%	0.52%	0.56%		0.61%

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45%		0.45%

Net investment income	0.97%	0.73%	0.71%	0.99%		1.00%

Supplemental Data
Net assets, end of year (000)	$964,449	$967,682	$920,752	$188,885		$56,316

Portfolio turnover rate	93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund
	Institutional
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$18.39	$23.32		$18.78		$16.87		$18.18		$21.42

Net investment income(a)	0.20	0.13		0.19		0.22		0.25		0.25
Net realized and unrealized gain (loss)	(0.18)	(0.87)		5.31		2.41		(0.13)		2.71

Net increase (decrease) from investment operations	0.02	(0.74)		5.50		2.63		0.12		2.96

Distributions(b)
From net investment income	(0.20)	(0.19)		(0.22)		(0.29)		(0.20)		(0.23)

From net realized gain	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(1.05)	(4.19)		(0.96)		(0.72)		(1.43)		(6.20)

Net asset value, end of period	$17.36	$18.39		$23.32		$18.78		$16.87		$18.18

Total Return(c)
Based on net asset value	0.63%	(5.20	)%(d)	30.31%		15.96%		1.41%		17.36%

Ratios to Average Net Assets(e)
Total expenses	0.63%	0.61	%(f)(g)	0.68	%(h)	0.84	%(i)	0.82	%(i)	0.79	%(h)

Total expenses after fees waived and/or reimbursed	0.48%	0.48	%(f)(g)	0.48	%(h)	0.48	%(i)	0.47	%(i)	0.48	%(h)

Net investment income	1.17%	0.92	%(f)(g)	0.87	%(h)	1.29	%(i)	1.54	%(i)	1.44	%(h)

Supplemental Data
Net assets, end of period (000)	$1,479,014	$1,547,621		$1,721,850		$1,399,612		$1,325,232		$1,197,729

Portfolio turnover rate(j)	105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$17.44	$22.30		$18.00		$16.20		$17.52		$20.84

Net investment income(a)	0.15	0.09		0.13		0.17		0.20		0.20
Net realized and unrealized gain (loss)	(0.19)	(0.82)		5.08		2.31		(0.12)		2.63

Net increase (decrease) from investment operations	(0.04)	(0.73)		5.21		2.48		0.08		2.83

Distributions(b)
From net investment income	(0.15)	(0.13)		(0.17)		(0.25)		(0.17)		(0.18)

From net realized gain	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(1.00)	(4.13)		(0.91)		(0.68)		(1.40)		(6.15)

Net asset value, end of period	$16.40	$17.44		$22.30		$18.00		$16.20		$17.52

Total Return(c)
Based on net asset value	0.34%	(5.37	)%(d)	30.01%		15.66%		1.18%		17.10%

Ratios to Average Net Assets(e)
Total expenses	0.90%	0.86	%(f)(g)	0.93	%(h)	1.09	%(i)	1.10	%(i)	1.14	%(h)

Total expenses after fees waived and/or reimbursed	0.73%	0.73	%(f)(g)	0.73	%(h)	0.73	%(i)	0.73	%(i)	0.73	%(h)

Net investment income	0.92%	0.67	%(f)(g)	0.62	%(h)	1.04	%(i)	1.30	%(i)	1.19	%(h)

Supplemental Data
Net assets, end of period (000)	$1,271,384	$1,382,899		$1,519,185		$1,325,195		$1,202,715		$929,540

Portfolio turnover rate(j)	105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor C
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$14.06	$18.68		$15.14		$13.72		$15.03		$18.61

Net investment income (loss)(a)	0.02	(0.01)		(0.02)		0.04		0.07		0.06
Net realized and unrealized gain (loss)	(0.16)	(0.61)		4.28		1.95		(0.12)		2.29

Net increase (decrease) from investment operations	(0.14)	(0.62)		4.26		1.99		(0.05)		2.35

Distributions(b)
From net investment income	(0.06)	(0.00	)(c)	—		(0.14)		(0.03)		—

From net realized gain	(0.85)	(4.00)		(0.72)		(0.43)		(1.23)		(5.93)

Total distributions	(0.91)	(4.00)		(0.72)		(0.57)		(1.26)		(5.93)

Net asset value, end of period	$13.01	$14.06		$18.68		$15.14		$13.72		$15.03

Total Return(d)
Based on net asset value	(0.42)%	(5.81	)%(e)	29.03%		14.80%		0.37%		16.24%

Ratios to Average Net Assets(f)
Total expenses	1.72%	1.69	%(g)(h)	1.69	%(i)	1.87	%(j)	1.89	%(j)	1.92	%(i)

Total expenses after fees waived and/or reimbursed	1.48%	1.48	%(g)(h)	1.48	%(i)	1.48	%(j)	1.48	%(j)	1.48	%(i)

Net investment income (loss)	0.17%	(0.08	)%(g)(h)	(0.13	)%(i)	0.32	%(j)	0.52	%(j)	0.44	%(i)

Supplemental Data
Net assets, end of period (000)	$31,813	$38,506		$42,561		$31,921		$95,571		$159,351

Portfolio turnover rate(k)	105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$18.40	$23.34		$18.79		$16.88		$18.19		$17.48

Net investment income(b)	0.21	0.13		0.20		0.22		0.31		0.18
Net realized and unrealized gain (loss)	(0.19)	(0.87)		5.32		2.42		(0.18)		0.53

Net increase (decrease) from investment operations	0.02	(0.74)		5.52		2.64		0.13		0.71

Distributions(c)
From net investment income	(0.21)	(0.20)		(0.23)		(0.30)		(0.21)		—

From net realized gain	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		—

Total distributions	(1.06)	(4.20)		(0.97)		(0.73)		(1.44)		—

Net asset value, end of period	$17.36	$18.40		$23.34		$18.79		$16.88		$18.19

Total Return(d)
Based on net asset value	0.63%	(5.18	)%(e)	30.42%		16.01%		1.45%		4.06	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.54%	0.51	%(g)(h)	0.55	%(i)	0.70	%(j)	0.72	%(j)	0.72	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.43%	0.43	%(g)(h)	0.43	%(i)	0.43	%(j)	0.43	%(j)	0.43	%(g)(i)

Net investment income	1.22%	0.98	%(g)(h)	0.91	%(i)	1.30	%(j)	1.87	%(j)	1.55	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$31,568	$61,965		$56,736		$34,078		$3,079		$2,458

Portfolio turnover rate(k)	105%	73%		111%		99%		151%		148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class R
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$15.84	$20.60		$16.66		$15.03		$16.38		$19.85

Net investment income(a)	0.10	0.05		0.07		0.13		0.15		0.15
Net realized and unrealized gain (loss)	(0.17)	(0.72)		4.70		2.13		(0.13)		2.47

Net increase (decrease) from investment operations	(0.07)	(0.67)		4.77		2.26		0.02		2.62

Distributions(b)
From net investment income	(0.12)	(0.09)		(0.09)		(0.20)		(0.14)		(0.12)

From net realized gain	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(0.97)	(4.09)		(0.83)		(0.63)		(1.37)		(6.09)

Net asset value, end of period	$14.80	$15.84		$20.60		$16.66		$15.03		$16.38

Total Return(c)
Based on net asset value	0.14%	(5.55	)%(d)	29.67%		15.38%		0.88%		16.83%

Ratios to Average Net Assets(e)
Total expenses	1.24%	1.23	%(f)(g)	1.26	%(h)	1.37	%(i)	1.32	%(i)	1.38	%(h)

Total expenses after fees waived and/or reimbursed	0.98%	0.98	%(f)(g)	0.98	%(h)	0.98	%(i)	0.98	%(i)	0.98	%(h)

Net investment income	0.68%	0.42	%(f)(g)	0.37	%(h)	0.83	%(i)	1.04	%(i)	0.94	%(h)

Supplemental Data
Net assets, end of period (000)	$11,479	$13,967		$14,399		$12,416		$27,003		$41,488

Portfolio turnover rate(j)	105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$29.79	$35.07	$24.74		$28.08		$30.89		$28.32

Net investment income(a)	0.47	0.45	0.46		0.39		0.57		0.55
Net realized and unrealized gain (loss)	(2.02)	(0.21)	10.36		(2.60)		(0.26)		2.57

Net increase (decrease) from investment operations	(1.55)	0.24	10.82		(2.21)		0.31		3.12

Distributions(b)
From net investment income	(0.47)	(0.47)	(0.49)		(0.58)		(0.59)		(0.43)

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(1.61)	(5.52)	(0.49)		(1.13)		(3.12)		(0.55)

Net asset value, end of period	$26.63	$29.79	$35.07		$24.74		$28.08		$30.89

Total Return(c)
Based on net asset value	(4.97)%	0.63%	44.37%		(8.36	)%(d)	1.80%		11.16	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.70%	0.70%	0.84	%(f)	0.89	%(g)(h)	0.87	%(h)	0.92	%(i)

Total expenses after fees waived and/or reimbursed	0.54%	0.54%	0.54	%(f)	0.54	%(g)(h)	0.54	%(h)	0.54	%(i)

Net investment income	1.72%	1.41%	1.58	%(f)	2.20	%(g)(h)	2.09	%(h)	1.87	%(i)

Supplemental Data
Net assets, end of period (000)	$164,434	$186,903	$194,452		$146,365		$192,744		$169,089

Portfolio turnover rate	116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$28.98	$34.26	$24.18		$27.45		$30.26		$27.76

Net investment income(a)	0.39	0.36	0.38		0.34		0.49		0.47
Net realized and unrealized gain (loss)	(1.97)	(0.20)	10.13		(2.55)		(0.25)		2.51

Net increase (decrease) from investment operations	(1.58)	0.16	10.51		(2.21)		0.24		2.98

Distributions(b)
From net investment income	(0.40)	(0.39)	(0.43)		(0.51)		(0.52)		(0.36)

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(1.54)	(5.44)	(0.43)		(1.06)		(3.05)		(0.48)

Net asset value, end of period	$25.86	$28.98	$34.26		$24.18		$27.45		$30.26

Total Return(c)
Based on net asset value	(5.22)%	0.40%	44.01%		(8.53	)%(d)	1.56%		10.86	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.97%	0.97%	1.10	%(f)	1.15	%(g)(h)	1.14	%(h)	1.20	%(i)

Total expenses after fees waived and/or reimbursed	0.79%	0.79%	0.79	%(f)	0.79	%(g)(h)	0.79	%(h)	0.79	%(i)

Net investment income	1.47%	1.16%	1.33	%(f)	1.95	%(g)(h)	1.84	%(h)	1.61	%(i)

Supplemental Data
Net assets, end of period (000)	$345,671	$394,334	$405,607		$280,449		$336,565		$337,798

Portfolio turnover rate	116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$26.40	$31.69	$22.31		$25.32		$28.06		$25.71

Net investment income(a)	0.17	0.12	0.16		0.19		0.27		0.23
Net realized and unrealized gain (loss)	(1.78)	(0.19)	9.37		(2.36)		(0.24)		2.33

Net increase (decrease) from investment operations	(1.61)	(0.07)	9.53		(2.17)		0.03		2.56

Distributions(b)
From net investment income	(0.22)	(0.17)	(0.15)		(0.29)		(0.24)		(0.09)

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(1.36)	(5.22)	(0.15)		(0.84)		(2.77)		(0.21)

Net asset value, end of period	$23.43	$26.40	$31.69		$22.31		$25.32		$28.06

Total Return(c)
Based on net asset value	(5.89)%	(0.38)%	42.99%		(9.00	)%(d)	0.79%		10.03	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.74%	1.73%	1.85	%(f)	1.91	%(g)(h)	1.94	%(h)	1.97	%(i)

Total expenses after fees waived and/or reimbursed	1.54%	1.54%	1.54	%(f)	1.54	%(g)(h)	1.54	%(h)	1.54	%(i)

Net investment income	0.72%	0.41%	0.63	%(f)	1.20	%(g)(h)	1.08	%(h)	0.87	%(i)

Supplemental Data
Net assets, end of period (000)	$14,894	$18,099	$20,880		$43,395		$63,659		$94,919

Portfolio turnover rate	116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$29.80	$35.08	$24.74		$28.09		$30.90		$30.90

Net investment income(b)	0.48	0.47	0.47		0.40		0.58		0.39
Net realized and unrealized gain (loss)	(2.01)	(0.22)	10.38		(2.60)		(0.26)		(0.39)

Net increase (decrease) from investment operations	(1.53)	0.25	10.85		(2.20)		0.32		—

Distributions(c)
From net investment income	(0.49)	(0.48)	(0.51)		(0.60)		(0.60)		—

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		—

Total distributions	(1.63)	(5.53)	(0.51)		(1.15)		(3.13)		—

Net asset value, end of period	$26.64	$29.80	$35.08		$24.74		$28.09		$30.90

Total Return(d)
Based on net asset value	(4.91)%	0.69%	44.48%		(8.35	)%(e)	1.85%		0.00	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.63%	0.63%	0.74	%(g)	0.80	%(h)(i)	0.79	%(i)	0.83	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.49%	0.49%	0.49	%(g)	0.49	%(h)(i)	0.49	%(i)	0.49	%(h)(j)

Net investment income	1.77%	1.47%	1.62	%(g)	2.24	%(h)(i)	2.14	%(i)	1.88	%(h)(j)

Supplemental Data
Net assets, end of period (000)	$10,451	$10,210	$8,258		$4,971		$5,699		$5,459

Portfolio turnover rate	116%	136%	126	%(k)	70%		161%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)	Annualized.
(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class R
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$27.56	$32.84	$23.18		$26.29		$29.10		$26.70

Net investment income(a)	0.31	0.27	0.29		0.28		0.41		0.38
Net realized and unrealized gain (loss)	(1.87)	(0.19)	9.71		(2.43)		(0.26)		2.42

Net increase (decrease) from investment operations	(1.56)	0.08	10.00		(2.15)		0.15		2.80

Distributions(b)
From net investment income	(0.34)	(0.31)	(0.34)		(0.41)		(0.43)		(0.28)

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(1.48)	(5.36)	(0.34)		(0.96)		(2.96)		(0.40)

Net asset value, end of period	$24.52	$27.56	$32.84		$23.18		$26.29		$29.10

Total Return(c)
Based on net asset value	(5.43)%	0.14%	43.63%		(8.65	)%(d)	1.29%		10.60	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.36%	1.35%	1.41	%(f)	1.43	%(g)(h)	1.44	%(h)	1.47	%(i)

Total expenses after fees waived and/or reimbursed	1.04%	1.04%	1.04	%(f)	1.04	%(g)(h)	1.04	%(h)	1.04	%(i)

Net investment income	1.22%	0.91%	1.11	%(f)	1.69	%(g)(h)	1.59	%(h)	1.37	%(i)

Supplemental Data
Net assets, end of period (000)	$6,925	$8,440	$9,015		$10,820		$18,321		$29,497

Portfolio turnover rate	116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Large Cap Series Funds, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Small Cap Core Fund are series of the Trust. BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund are series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Certain Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of the Fund’s Manager as the valuation designee for the Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Funds’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the

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Notes to Financial Statements  (continued)

Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received(a)	Net Amount(b)

Advantage International
BofA Securities, Inc.	$719,644	$(719,644)	$—	$—
Goldman Sachs & Co. LLC	833,966	(833,966)	—	—
Morgan Stanley	842,402	(842,402)	—	—

	$2,396,012	$(2,396,012)	$—	$—

Advantage Large Cap Growth
Citigroup Global Markets, Inc.	$11,857,692	$(11,857,692)	$—	$—

Advantage Small Cap Core
Barclays Capital, Inc.	$2,847,057	$(2,847,057)	$—	$—
BNP Paribas SA	2,105,796	(2,105,796)	—	—
BofA Securities, Inc.	3,635,947	(3,635,947)	—	—
Citigroup Global Markets, Inc.	6,882,419	(6,882,419)	—	—
Credit Suisse Securities (USA) LLC	607,233	(607,233)	—	—
J.P. Morgan Securities LLC	33,304,654	(33,304,654)	—	—
Jefferies LLC	7,321,021	(7,321,021)	—	—
Morgan Stanley	23,693,325	(23,693,325)	—	—
National Financial Services LLC	2,936,885	(2,936,885)	—	—
SG Americas Securities LLC	156,342	(156,342)	—	—
State Street Bank & Trust Co.	1,385,608	(1,385,608)	—	—
TD Prime Services LLC	8,705,666	(8,705,666)	—	—

	$93,581,953	$(93,581,953)	$—	$—

Advantage Large Cap Core
Goldman Sachs & Co. LLC	$939,896	$(939,896)	$—	$—

Advantage Large Cap Value
Goldman Sachs & Co. LLC	$856,547	$(856,547)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

First $1 billion	0.45%	0.57%	0.45%	0.45%	0.49%

$1 billion - $3 billion	0.42	0.54	0.42	0.42	0.46

$3 billion - $5 billion	0.41	0.51	0.41	0.41	0.44

$5 billion - $10 billion	0.39	0.50	0.39	0.39	0.43

Greater than $10 billion	0.38	0.48	0.38	0.38	0.42

Service and Distribution Fees: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A

Investor C	0.25	0.75%	0.25	0.75%	0.25%	0.75%

Class R	0.25	0.25	0.25	0.25	N/A	N/A

			Advantage Large Cap Core		Advantage Large Cap Value
Share Class			Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A			0.25%	N/A	0.25%	N/A

Investor C			0.25	0.75%	0.25	0.75%

Class R			0.25	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Advantage International	$554,730	$24,001	$13,853	$592,584
Advantage Large Cap Growth	1,046,890	88,244	2,011	1,137,145
Advantage Small Cap Core	841,190	101,294	—	942,484
Advantage Large Cap Core	3,169,273	331,773	61,720	3,562,766
Advantage Large Cap Value	909,864	162,001	37,518	1,109,383

Administration: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide

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Notes to Financial Statements  (continued)

administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$139,003	$44,378	$481	$29,170	$554	$213,586
Advantage Large Cap Growth	90,404	83,776	1,770	404	80	176,434
Advantage Small Cap Core	473,932	67,320	2,027	200,288	—	743,567
Advantage Large Cap Core	288,723	253,613	6,668	6,426	2,458	557,888
Advantage Large Cap Value	34,210	72,805	3,241	2,018	1,502	113,776

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

Advantage International	$463,310	$463,310
Advantage Large Cap Growth	403,876	403,876
Advantage Small Cap Core	169,255	169,255
Advantage Large Cap Core	740,241	740,241

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$4,454	$9,602	$609	$357	$62	$15,084
Advantage Large Cap Growth	3,371	46,428	1,840	21	18	51,678
Advantage Small Cap Core	13,853	19,247	267	5,323	—	38,690
Advantage Large Cap Core	35,315	244,842	4,835	171	215	285,378
Advantage Large Cap Value	1,321	35,282	1,565	68	163	38,399

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$757,984	$388,444	$4,982	$1,250	$7,053	$1,159,713
Advantage Large Cap Growth	322,859	561,454	16,850	234	981	902,378
Advantage Small Cap Core	1,939,710	561,334	18,733	48,375	—	2,568,152
Advantage Large Cap Core	1,687,750	1,698,801	70,538	7,546	28,044	3,492,679
Advantage Large Cap Value	149,562	383,100	20,578	1,369	17,991	572,600

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Advantage International	$3,532
Advantage Large Cap Growth	7,936
Advantage Small Cap Core	16,061
Advantage Large Cap Core	25,103
Advantage Large Cap Value	5,640

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

Investor A	$1,503	$—	$8,835	$11,637	$1,840
Investor C	71	157	1,229	2,421	266

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the amounts waived were as follows.

Fund Name	Amounts Waived

Advantage International	$16,154
Advantage Large Cap Growth	6,570
Advantage Small Cap Core	27,283
Advantage Large Cap Core	17,078
Advantage Large Cap Value	3,797

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Advantage International	0.50%	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth	0.62	0.87	1.62	0.57	1.12
Advantage Small Cap Core’	0.50	0.75	1.50	0.45	N/A
Advantage Large Cap Core	0.48	0.73	1.48	0.43	0.98
Advantage Large Cap Value	0.54	0.79	1.54	0.49	1.04

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 (June 30, 2033 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended May 31, 2023, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived

Advantage International	$1,089,044
Advantage Large Cap Growth	765,198
Advantage Small Cap Core	1,441,554
Advantage Large Cap Core	1,726,024
Advantage Large Cap Value	607,341

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, service and distribution fees waived and service distribution fees reimbursed respectively, in the Statements of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$139,003	$44,378	$481	$29,170	$554	$213,586
Advantage Large Cap Growth	33,951	76,486	1,770	404	80	112,691
Advantage Small Cap Core	473,932	67,320	2,027	200,288	—	743,567
Advantage Large Cap Core	288,723	253,613	6,668	6,426	2,458	557,888
Advantage Large Cap Value	34,210	72,805	3,241	2,018	1,502	113,776

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Notes to Financial Statements  (continued)

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$410,363	$277,824	$3,708	$1,250	$5,673	$698,818
Advantage Large Cap Growth	216,150	359,527	12,205	234	781	588,897
Advantage Small Cap Core	754,936	393,265	13,655	48,375	—	1,210,231
Advantage Large Cap Core	966,072	1,065,739	52,344	7,546	22,187	2,113,888
Advantage Large Cap Value	64,072	201,403	12,475	1,370	14,217	293,537

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund (except Advantage International) retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund (except Advantage International), pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage International	$12,515
Advantage Large Cap Growth	412
Advantage Small Cap Core	271,001
Advantage Large Cap Core	8,308
Advantage Large Cap Value	8,739

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund other than Advantage Large Cap Growth may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International, Advantage Large Cap Core and Advantage Large Cap Value are currently permitted to borrow under the Interfund Lending Program. Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended May 31, 2023, Advantage Large Cap Core recorded a reimbursement of $16,519 from an affiliate, which is included in payments by affiliates in the Statements of Operations, related to operating events.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors or trustees. For the year ended May 31, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Loss

Advantage International	$180,889,569	$ 167,360,330	$(6,535,565)
Advantage Large Cap Growth	192,913,491	193,078,257	(2,881,776)
Advantage Small Cap Core	44,475,586	65,446,487	(4,061,357)
Advantage Large Cap Core	314,532,775	295,431,269	(5,463,341)
Advantage Large Cap Value	66,440,485	61,562,655	532,101

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Advantage International	$1,454,962,359	$1,336,416,377
Advantage Large Cap Growth	1,144,290,928	1,140,450,035
Advantage Small Cap Core	3,402,506,526	3,504,180,067
Advantage Large Cap Core	2,914,073,629	3,105,367,923
Advantage Large Cap Value	657,352,062	692,880,943

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Period	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core(a)	Advantage Large Cap Core(a)	Advantage Large Cap Value
Ordinary income	05/31/23	$33,948,066	$2,228,616	$29,229,941	$29,688,180	$8,879,547
	05/31/22	75,379,392	80,241,896	267,924,397	300,626,296	62,455,146
	09/30/21	—	—	—	74,893,922	—

	05/31/21	17,234,394	18,919,073	68,728,891	—	8,535,339
Long-term capital gains	05/31/23	—	—	71,449,539	142,361,333	23,879,246
	05/31/22	19,216,534	75,300,948	230,922,822	311,327,192	43,956,359
	09/30/21	—	—	—	66,237,471	—

	05/31/21	—	48,567,710	9,400,294	—	—

Total	05/31/23	$33,948,066	$2,228,616	$100,679,480	$172,049,513	$32,758,793

	05/31/22	$94,595,926	$155,542,844	$498,847,219	$611,953,488	$106,411,505

	09/30/21	$—	$—	$—	$141,131,393	$—

	05/31/21	$17,234,394	$67,486,783	$78,129,185	$—	$8,535,339

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of May 31, 2023, the tax components of accumulated earnings (loss) were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

Undistributed ordinary income	$19,829,056	$867,519	$9,437,677	$10,578,065	$3,224,919
Non-expiring capital loss carryforwards	(90,015,175)	(25,713,241)	(320,410,727)	(84,219,781)	(10,898,011)
Net unrealized gains (losses)(a)	95,601,361	306,672,982	(315,629,146)	471,649,723	19,784,866

	$25,415,242	$281,827,260	$(626,602,196)	$398,008,007	$12,111,774

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, characterization of corporate actions and the timing and recognition of partnership income.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage International	$1,120,446,423	$127,084,390	$(31,412,055)	$95,672,335
Advantage Large Cap Growth	656,474,021	329,779,244	(23,181,357)	306,597,887
Advantage Small Cap Core	3,860,339,860	328,536,004	(647,392,362)	(318,856,358)
Advantage Large Cap Core	2,351,271,901	599,475,314	(128,228,705)	471,246,609
Advantage Large Cap Value	522,996,869	47,720,861	(28,046,146)	19,674,715

9.	BANK BORROWINGS

The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are parties to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2024, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with each fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage International

Institutional

Shares sold	11,508,058	$175,708,419	13,777,161	$261,293,357

Shares issued in reinvestment of distributions	1,525,765	22,800,749	2,994,510	55,505,073

Shares redeemed	(9,987,110)	(150,703,357)	(4,683,986)	(84,719,670)

	3,046,713	$47,805,811	12,087,685	$232,078,760

Investor A

Shares sold and automatic conversion of shares	1,491,738	$22,573,584	1,609,445	$29,061,798

Shares issued in reinvestment of distributions	426,965	6,301,933	1,366,649	25,210,535

Shares redeemed	(2,700,529)	(41,155,670)	(11,421,414)	(216,904,290)

	(781,826)	$(12,280,153)	(8,445,320)	$(162,631,957)

Investor C

Shares sold	51,816	$776,986	15,572	$276,617

Shares issued in reinvestment of distributions	4,022	57,985	13,423	240,443

Shares redeemed and automatic conversion of shares	(42,803)	(646,954)	(71,622)	(1,273,660)

	13,035	$188,017	(42,627)	$(756,600)

Class K

Shares sold	6,766,930	$106,688,626	1,559,416	$28,044,701

Shares issued in reinvestment of distributions	259,872	3,878,150	445,197	8,265,311

Shares redeemed	(1,714,155)	(27,125,496)	(936,345)	(17,250,139)

	5,312,647	$83,441,280	1,068,268	$19,059,873

Class R

Shares sold	1,023,690	$17,224,244	52,932	$965,685

Shares issued in reinvestment of distributions	4,989	73,701	13,774	253,477

Shares redeemed	(53,022)	(824,885)	(71,361)	(1,307,696)

	975,657	$16,473,060	(4,655)	$(88,534)

	8,566,226	$135,628,015	4,663,351	$87,661,542

Advantage Large Cap Growth

Institutional

Shares sold	6,868,840	$118,137,284	18,866,857	$451,445,651

Shares issued in reinvestment of distributions	84,195	1,481,839	1,817,498	43,395,960

Shares redeemed	(4,676,497)	(85,552,119)	(3,026,155)	(68,987,252)

	2,276,538	$34,067,004	17,658,200	$425,854,359

Service(a)

Shares sold	—	$—	7	$150

Shares redeemed and automatic conversion of shares	—	—	(10,889)	(267,829)

	—	$—	(10,882)	$(267,679)

Investor A

Shares sold	783,596	$13,193,623	—	$—

Shares sold and automatic conversion of shares	—	—	1,431,877	31,127,446

Shares issued in reinvestment of distributions	43,075	713,736	4,697,926	104,584,323

Shares redeemed	(2,657,309)	(44,721,957)	(21,602,520)	(487,976,651)

	(1,830,638)	$(30,814,598)	(15,472,717)	$(352,264,882)

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Large Cap Growth (continued)

Investor C

Shares sold	63,364	$871,927	86,912	$1,498,005

Shares issued in reinvestment of distributions	—	—	121,002	2,203,502

Shares redeemed and automatic conversion of shares	(214,528)	(2,877,817)	(199,549)	(3,453,157)

	(151,164)	$(2,005,890)	8,365	$248,350

Class K

Shares sold	33,825	$619,234	69,002	$1,702,198

Shares issued in reinvestment of distributions	331	5,828	9,209	219,275

Shares redeemed	(24,166)	(435,384)	(11,600)	(275,935)

	9,990	$189,678	66,611	$1,645,538

Class R

Shares sold	10,387	$185,989	3,124	$69,959

Shares issued in reinvestment of distributions	8	147	2,242	52,719

Shares redeemed	(2,056)	(37,158)	(11,539)	(277,249)

	8,339	$148,978	(6,173)	$(154,571)

	313,065	$1,585,172	2,243,404	$75,061,115

Advantage Small Cap Core

Institutional

Shares sold	47,919,449	$701,900,107	69,055,122	$1,263,123,865

Shares issued in reinvestment of distributions	4,704,458	65,751,152	17,566,446	329,082,359

Shares redeemed	(62,510,640)	(917,764,827)	(58,854,243)	(1,047,621,729)

	(9,886,733)	$(150,113,568)	27,767,325	$544,584,495

Investor A

Shares sold and automatic conversion of shares	3,601,657	$52,810,767	6,829,398	$128,844,710

Shares issued in reinvestment of distributions	605,080	8,387,411	2,896,706	54,040,890

Shares redeemed	(5,120,440)	(74,615,130)	(11,975,936)	(222,210,668)

	(913,703)	$(13,416,952)	(2,249,832)	$(39,325,068)

Investor C

Shares sold	125,566	$1,786,554	204,917	$3,763,393

Shares issued in reinvestment of distributions	16,415	218,327	82,849	1,504,284

Shares redeemed and automatic conversion of shares	(196,132)	(2,747,776)	(188,194)	(3,180,500)

	(54,151)	$(742,895)	99,572	$2,087,177

Class K

Shares sold	19,864,648	$291,931,230	23,648,944	$446,279,930

Shares issued in reinvestment of distributions	1,873,351	26,253,904	6,037,283	113,137,247

Shares redeemed	(16,189,057)	(238,415,011)	(11,100,191)	(205,823,632)

	5,548,942	$79,770,123	18,586,036	$353,593,545

	(5,305,645)	$(84,503,292)	44,203,101	$860,940,149

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21

Fund Name/Share Class	Shares	Amount	Shares	Amount	Shares	Amount

Advantage Large Cap Core

Institutional

Shares sold	7,232,763	$117,472,203	4,675,752	$96,402,525	11,122,519	$251,323,550

Shares issued in reinvestment of distributions	5,176,989	82,730,713	13,928,034	288,867,428	3,302,822	63,900,785

Shares redeemed	(11,342,719)	(183,436,037)	(8,280,673)	(170,654,461)	(15,124,464)	(321,784,632)

	1,067,033	$16,766,879	10,323,113	$214,615,492	(699,123)	$(6,560,297)

Service(a)

Shares sold	—	$—	—	$—	548	$11,010

Shares issued in reinvestment of distributions	—	—	—	—	804	15,503

Shares redeemed	—	—	—	—	(18,313)	(426,166)

	—	$—	—	$—	(16,961)	$(399,653)

Investor A

Shares sold and automatic conversion of shares	4,614,359	$72,748,020	4,220,054	$83,106,936	5,247,188	$107,401,444

Shares issued in reinvestment of distributions	4,932,185	74,491,359	13,306,804	262,010,951	3,379,506	62,612,624

Shares redeemed	(11,328,154)	(178,943,679)	(6,366,773)	(124,698,000)	(14,126,753)	(303,828,770)

	(1,781,610)	$(31,704,300)	11,160,085	$220,419,887	(5,500,059)	$(133,814,702)

Investor C

Shares sold	492,228	$6,204,724	400,679	$6,350,905	1,269,667	$21,139,842

Shares issued in reinvestment of distributions	196,124	2,351,728	554,976	8,840,764	118,023	1,844,502

Shares redeemed and automatic conversion of shares	(982,251)	(12,432,749)	(494,580)	(7,852,572)	(1,217,765)	(20,462,871)

	(293,899)	$(3,876,297)	461,075	$7,339,097	169,925	$2,521,473

Class K

Shares sold	645,071	$10,729,466	1,076,338	$23,074,817	924,918	$19,893,604

Shares issued in reinvestment of distributions	120,270	1,924,102	542,342	11,248,178	95,892	1,855,510

Shares redeemed	(2,315,017)	(41,205,381)	(682,182)	(13,799,154)	(403,241)	(8,643,340)

	(1,549,676)	$(28,551,813)	936,498	$20,523,841	617,569	$13,105,774

Class R

Shares sold	81,548	$1,163,716	207,005	$3,605,109	195,034	$3,743,255

Shares issued in reinvestment of distributions	62,298	849,067	155,818	2,790,704	34,683	595,042

Shares redeemed	(249,611)	(3,561,642)	(180,329)	(3,176,674)	(276,127)	(5,164,112)

	(105,765)	$(1,548,859)	182,494	$3,219,139	(46,410)	$(825,815)

	(2,663,917)	$(48,914,390)	23,063,265	$466,117,456	(5,475,059)	$(125,973,220)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

	Year Ended 05/31/23		Year Ended 05/31/22

	Shares	Amount	Shares	Amount

Advantage Large Cap Value

Institutional

Shares sold	881,237	$24,019,416	915,940	$28,986,414

Shares issued in reinvestment of distributions	344,992	8,902,293	917,328	28,547,837

Shares redeemed	(1,325,202)	(36,046,939)	(1,104,695)	(34,353,481)

	(98,973)	$(3,125,230)	728,573	$23,180,770

Service(a)

Shares sold	—	$—	2,088	$71,736

Shares redeemed and automatic conversion of shares	—	—	(453,246)	(15,610,547)

	—	$—	(451,158)	$(15,538,811)

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Large Cap Value (continued)

Investor A

Shares sold and automatic conversion of shares	1,375,001	$36,028,089	1,527,485	$48,539,900

Shares issued in reinvestment of distributions	759,779	19,035,751	2,044,253	62,034,841

Shares redeemed	(2,376,037)	(62,562,160)	(1,803,689)	(55,590,938)

	(241,257)	$(7,498,320)	1,768,049	$54,983,803

Investor C

Shares sold	135,087	$3,243,871	172,422	$4,896,841

Shares issued in reinvestment of distributions	38,671	875,749	118,748	3,308,545

Shares redeemed and automatic conversion of shares	(223,496)	(5,340,361)	(264,687)	(7,567,062)

	(49,738)	$(1,220,741)	26,483	$638,324

Class K

Shares sold	128,817	$3,493,709	163,719	$5,160,955

Shares issued in reinvestment of distributions	22,234	574,235	48,756	1,514,064

Shares redeemed	(101,295)	(2,693,778)	(105,279)	(3,245,112)

	49,756	$1,374,166	107,196	$3,429,907

Class R

Shares sold	46,745	$1,166,823	45,560	$1,349,808

Shares issued in reinvestment of distributions	19,382	459,713	51,590	1,492,653

Shares redeemed	(89,884)	(2,236,145)	(65,423)	(1,940,331)

	(23,757)	$(609,609)	31,727	$902,130

	(363,969)	$(11,079,734)	2,210,870	$67,596,123

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

As of May 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Advantage Large Cap Growth
Class K	12,217

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Advantage Small Cap Core Fund and the Board of Trustees of BlackRock FundsSM, and to the Shareholders of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund of BlackRock FundsSM, and BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. (the “Funds”), including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights
BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Large Cap Value Fund	For each of the two years in the period ended May 31, 2023	For each of the three years in the period ended May 31, 2023, for the period from October 1, 2019 through May 31, 2020, and for each of the two years in the period ended September 30, 2019
BlackRock Advantage Small Cap Core Fund	For each of the two years in the period ended May 31, 2023	For each of the five years in the period ended May 31, 2023
BlackRock Advantage Large Cap Core Fund	For the year ended May 31, 2023, for the period from October 1, 2021 through May 31, 2022, and for the year ended September 30, 2021	For the year ended May 31, 2023, for the period from October 1, 2021 through May 31, 2022, and for each of the four years in the period ended September 30, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	99

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income
Advantage International	$ 31,828,295
Advantage Large Cap Growth	8,719,852
Advantage Small Cap Core	46,372,480
Advantage Large Cap Core	45,085,137
Advantage Large Cap Value	12,000,904

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Advantage Small Cap Core	$ 71,449,539
Advantage Large Cap Core	142,361,341
Advantage Large Cap Value	23,879,258

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of the foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Advantage International	$ 34,358,215	$ 3,861,016

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Advantage Large Cap Growth	100.00%
Advantage Small Cap Core	100.00
Advantage Large Cap Core	100.00
Advantage Large Cap Value	100.00

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends
Advantage International	$ 615,182
Advantage Large Cap Growth	94,640
Advantage Small Cap Core	778,600
Advantage Large Cap Core	488,724
Advantage Large Cap Value	116,154

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest-Related Dividends
Advantage International	$ 615,182
Advantage Large Cap Growth	94,640
Advantage Small Cap Core	778,600
Advantage Large Cap Core	488,724
Advantage Large Cap Value	116,152

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees of BlackRock Funds (the “Trust”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”) and BlackRock Advantage Small Cap Core Fund (“Advantage Small Cap Core Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Value Fund (“Advantage Large Cap Value Fund”) and BlackRock Advantage Large Cap Core Fund (“Advantage Large Cap Core Fund”), and the Manager, each Fund’s investment advisor.

Advantage International Fund, Advantage Large Cap Growth Fund, Advantage Small Cap Core Fund, Advantage Large Cap Value Fund and Advantage Large Cap Core Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement and the Corporation Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 18, 2023 are referred to as the “April Meeting” and the meetings held on May 23-24, 2023 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, considered information that was relevant to their annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	101

Disclosure of Investment Advisory Agreement  (continued)

profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the applicable Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Advantage International Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Advantage Large Cap Growth Fund ranked in the third, second and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

The Board of the Corporation noted that for the one-, three- and five-year periods reported, Advantage Large Cap Core Fund ranked in the fourth, second and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Advantage Small Cap Core Fund ranked in the fourth, fourth and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board of the Corporation noted that for the one-, three- and five-year periods reported, Advantage Large Cap Value Fund ranked in fourth, third and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The applicable Board noted that each of Advantage Large Cap Core Fund’s, Advantage Large Cap Growth Fund’s, Advantage Small Cap Core Fund’s, and Advantage International Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of the Corporation noted that Advantage Large Cap Value Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Boards additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels. The Boards further noted that BlackRock and the applicable Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	103

Disclosure of Investment Advisory Agreement  (continued)

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Trust’s year-long deliberative process, the Board of the Trust, including the Independent Board Members, unanimously approved the continuation of the Trust Advisory Agreement between the Manager and the Trust, on behalf of each of Advantage International Fund, Advantage Large Cap Growth Fund and Advantage Small Cap Core Fund, for a one-year term ending June 30, 2024.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Corporation’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of each of Advantage Large Cap Value Fund and Advantage Large Cap Core Fund, for a one-year term ending June 30, 2024.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Director (Since 2019)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	105

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2015)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2019)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2019)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust and the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	107

Director and Officer Information  (continued)

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b) Officers of the Turst and the Corporation serve at the pleasure of the Board.

Further information about the Trust’s Directors and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Trust. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	109

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust and the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	111

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Advantage Large Cap Core Fund	$31,212	$29,988	$4,481	$8,091	$21,700	$15,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,154,000	$2,098,000

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022 whereby this fiscal year consists of the eight months ended May 31, 2022.
[4]

Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which has a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Advantage Large Cap Core Fund	$26,181	$23,591

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022, whereby this fiscal year consists of the eight months ended May 31, 2022.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$2,154,000	$2,098,000

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022, whereby this fiscal year consists of the eight months ended May 31, 2022.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedules of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2023